     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 15, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                          1933 ACT FILE NO. 333-_____

                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


         PRE-EFFECTIVE AMENDMENT NO. __ POST-EFFECTIVE AMENDMENT NO. __

                            ------------------------
                       AMERICAN CAPITAL STRATEGIES, LTD.

               (Exact name of registrant as specified in charter)

                            2 BETHESDA METRO CENTER
                                   14TH FLOOR
                               BETHESDA, MD 20814
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (301) 951-6122

                                JOHN R. ERICKSON
                            CHIEF FINANCIAL OFFICER
                            2 BETHESDA METRO CENTER
                                   14TH FLOOR
                               BETHESDA, MD 20814
                    (Name and address of agent for service)
                            ------------------------
                                   COPIES TO:

                                 SAMUEL A. FLAX
                                Arnold & Porter
                            555 Twelfth Street, N.W.
                           Washington, DC 20004-1206
                                 (202) 942-5000
                            ------------------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   From time to time after the effective date of this Registration Statement.
                            ------------------------

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box./X/
                            ------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                         PROPOSED            PROPOSED             PROPOSED
                                                     MAXIMUM OFFERING         MAXIMUM             MAXIMUM           AMOUNT OF
      TITLE OF SECURITIES           AMOUNT BEING        PRICE PER          AMOUNT BEING          AGGREGATE         REGISTRATION
        BEING REGISTERED             REGISTERED         UNIT(2)(3)          REGISTERED         OFFERING PRICE          FEE
Common Stock, $0.01 par value
  per share; Preferred Stock,
  $0.01 par value per share; and
  Debt Securities...............                                           $347,196,250(4)      $347,196,250         $86,799(5)
Common Stock, $0.01 par value
  per share.....................       49,076(1)          $26.39              1,295,116            1,295,116             101(6)
                                      -------             ------           ------------         ------------         -------
Total...........................                                           $348,491,366         $348,491,366         $86,900


----------------------------------


(1) Common Stock to be issued pursuant to exercise of Underwriters' Warrants described in the attached Prospectus. Such shares of Common Stock were previously registered by the Registrant under Form N-2 Registration
    No. 333-29943.



(2) Calculated on the basis of the average of the high and low sale prices of the Registrant's Common Stock as reported on June 14, 2001, on the Nasdaq National Market which date is within 5 business days prior to the date of the filing of the Registration Statement.



(3) Estimated solely for the purpose of determining the registration fee in accordance with Rule 457.



(4) In reliance upon Rule 429, this amount is in addition to the securities previously registered by the Registrant under Form N-2 Registration
    No. 333-36818. All securities unsold under such prior registration (a total of $152,803,750) are carried forward into this Registration Statement.



(5) This amount does not include $41,232, which was previously paid with Registration No. 333-36818 and is credited as provided in Rule 429.



(6) Registration fee of $223 previously paid in connection with Registration No. 333-29943 and is credited as provided in Rule 429.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       AMERICAN CAPITAL STRATEGIES, LTD.
                             CROSS REFERENCE SHEET
                 SHOWING LOCATION IN PROSPECTUS OF INFORMATION
          REQUIRED BY PARTS A AND B OF FORM N-2 REGISTRATION STATEMENT


ITEM NUMBER               REGISTRATION STATEMENT ITEM AND HEADING          CAPTION OR LOCATION IN PROSPECTUS
-----------             --------------------------------------------  --------------------------------------------
          1             Outside Front Cover.........................  Outside Front Cover Page
          2             Inside Front and Outside Back Cover Page....  Inside Front and Outside Back Cover Page
          3             Fee Table and Synopsis......................  Prospectus Summary; Fees and Expenses;
                                                                        Additional Information
          4             Financial Highlights........................  Selected Consolidated Financial Data;
                                                                        Management's Discussion and Analysis of
                                                                        Financial Condition and Results of
                                                                        Operations
          5             Plan of Distribution........................  Outside Front Cover; Plan of Distribution
          6             Selling Shareholders........................  Description of the Securities
          7             Use of Proceeds.............................  Use of Proceeds
          8             General Description of Registrant...........  Outside Front Cover; Prospectus Summary;
                                                                      Risk Factors; Business; Investment Policies;
                                                                        Portfolio Companies
          9             Management..................................  Management; Safekeeping, Transfer and
                                                                        Dividend Paying Agent and Registrar;
                                                                        Principal Stockholders
         10             Capital Stock, Long-Term Debt and Other
                          Securities................................  Description of the Securities; Price Range
                                                                      of Common Stock and Distributions; Dividend
                                                                        Reinvestment Plan; Investment Policies;
                                                                        Regulation; Principal Stockholders
         11             Defaults and Arrears on Senior Securities...  Not Applicable
         12             Legal Proceedings...........................  Legal Proceedings
         13             Table of Contents of the Statement of
                          Additional Information....................  Inside Front Cover Page; Outside Back Cover
                                                                        Page
         14             Cover Page..................................  Outside Front Cover Page of Statement of
                                                                        Additional Information
         15             Table of Contents...........................  Outside Front Cover Page of Statement of
                                                                        Additional Information
         16             General Information and History.............  General Information and History
         17             Investment Objectives and Policies..........  Investment Policies
         18             Management..................................  Management
         19             Control Persons and Principal Holders of
                          Securities................................  Principal Stockholders
         20             Investment Advisory and Other Services......  Safekeeping Transfer and Dividend Paying
                                                                      Agent and Registrar
         21             Brokerage Allocation and Other Practices....  Brokerage Allocation and Other Practices
         22             Tax Status..................................  Business--The Company's Operations as a BDC
                                                                        and RIC
         23             Financial Statements........................  Financial Statements in Prospectus


--------------------------
* Pursuant to General Instruction on Form N-2, all items required to be set forth in Part C are set forth in Part C.

    Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without delivery of a final Prospectus Supplement and accompanying Prospectus.


                  SUBJECT TO COMPLETION, DATED JUNE 15, 2001.

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Prospectus Summary..........................................         1

Risk Factors................................................         9

Use of Proceeds.............................................        18

Price Range of Common Stock and Distributions...............        19

Selected Financial Data.....................................        21

Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................        22

Business....................................................        31

Portfolio Companies.........................................        39

Determination of Net Asset Value............................        43

Management..................................................        44

Dividend Reinvestment Plan..................................        50

Description of the Securities...............................        51

Certain Provisions of the Second Amended and Restated
  Certificate of Incorporation, as Amended, and the Second
  Amended and Restated Bylaws...............................        53

Regulation..................................................        55

Share Repurchases...........................................        56

Plan of Distribution........................................        57

Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................        58

Legal Matters...............................................        58

Experts.....................................................        58

Index to Financial Statements...............................       F-1

Table of Contents of Statement of Additional Information....     SAI-1

                                     [LOGO]

PROSPECTUS


                       AMERICAN CAPITAL STRATEGIES, LTD.



                                  $500,000,000


                                  COMMON STOCK
                                PREFERRED STOCK
                                DEBT SECURITIES


    We may offer, from time to time, up to $500,000,000 aggregate initial offering price of our common stock, $0.01 par value per share (the "Common Stock"), preferred stock, or debt securities (collectively, the "Securities") in one or more offerings. In addition, the holder of certain warrants issued to underwriters in our initial public offering of Common Stock (the "Warrant Holder") may, from time to time, offer to sell 49,076 shares of Common Stock (the "Warrant Shares") (which shall also be considered "Securities"). The Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). In the case of our Common Stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock at the time we make the offering. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Securities.



    Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. The Warrant Holder may offer, pursuant to this Prospectus, the Warrant Shares to purchasers from time to time in transactions on the Nasdaq Stock Market, in negotiated transactions, or otherwise, or by a combination of these methods, at fixed prices that may be changed, at market prices prevailing at the time of the sale, at prices related to such market prices or at negotiated prices. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities. Our Common Stock is traded on the Nasdaq National Market under the symbol "ACAS." As of June 5, 2001, the last reported sales price for our Common Stock was $27.22.



    We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts including ESOP buyouts, growth, acquisitions, liquidity and restructuring. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. We generally invest up to $30 million in each transaction and through our subsidiary, American Capital Financial Services, Inc. ("ACFS"), will arrange and secure capital for larger transactions. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically range from $5 million to $30 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2001, the weighted average effective yield on our investments was 14.0%. From our formation in 1986 through the IPO, we arranged financing transactions aggregating over $400 million and invested in the equity securities of eight of those transactions. From the IPO through June 13, 2001, we invested $131 million in equity securities and $639 million in debt securities of middle market companies including over $22 million in funds committed but undrawn under credit facilities.


    This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including information contained in our Statement of Additional Information ("SAI"), dated as of the same date as this Prospectus, has been filed with the U.S. Securities and Exchange Commission (the "Commission"). You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. We will not charge you for this document. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety in this Prospectus by reference and its table of contents appears on page SAI-1 of the Prospectus. See "Additional Information."


    An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled "Risk Factors" which begins on page 9. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.



    The Securities being offered have not been approved or disapproved by the Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



    This Prospectus may not be used to consummate sales of Securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.



                 THE DATE OF THIS PROSPECTUS IS JUNE 15, 2001.

                               PROSPECTUS SUMMARY

    The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

    Information contained or incorporated by reference in this Prospectus or Prospectus Summary may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "plans," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in "Risk Factors" and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

                       AMERICAN CAPITAL STRATEGIES, LTD.

    We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts, including employee stock ownership plan ("ESOP") buyouts, growth, acquisitions, liquidity and restructurings. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. The companies in which we invest are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services to businesses through American Capital Financial Services, Inc. ("ACFS"), our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). Since October 1, 1997, we have operated so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Code and anticipate continuing to operate in such manner. Qualifying as a RIC generally allows us to avoid paying corporate level federal income tax on income we distribute to our stockholders. See "Business."

    We typically invest between $5 million and $30 million in each transaction and through our subsidiary, ACFS, we will arrange and secure capital for larger transactions. We do not concentrate our investments in any particular industry or group of industries. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and capital stock of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2001, the weighted average effective yield on our investments was 14.0%. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

    We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2001, we had a weighted average ownership interest of 37% in our portfolio companies. We are prepared to be a long-term partner to our portfolio companies thereby positioning us to participate in their future financing needs.

The opportunity to liquidate our investment and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if we exercise our rights to require the business to purchase the warrants and stock held by us ("Put Rights"). We generally do not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but we generally do have the right to sell our equity interests in a public offering by the business to the extent permitted by the underwriters. See "Portfolio Companies."

    We make available significant managerial assistance to our portfolio companies. We assist management in developing the business plan of the company, hiring additional senior management when necessary, managing the capital structure of the company and participating on its board of directors.

    Prior to August 1997, when we restructured our business activities, we had established ourselves as a leading firm in structuring and obtaining third party funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The companies for whom we helped raise financing included companies who purchased businesses from Sunbeam Corporation, the U.S. Office of Personnel Management, American Premier Underwriters, Inc. (formerly Penn Central Corporation), Campbell Soup Company, Union Carbide Corporation, National Forge Company, Inc., Air Products Company, Ampco-Pittsburgh Corporation and British Petroleum Company. In most of the ESOP transactions structured by us, the employees agreed to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company was structured so that the fair market value of stock contributed to the ESOP could be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. We are a leading firm in structuring and implementing ESOP employee buyouts. We believe that our ESOP knowledge and experience and our ability to fund transactions positions us favorably in the market place. See "Business."

                                  THE OFFERING


    We may offer, from time to time, up to $500,000,000 of our Securities, on terms to be determined at the time of the offering. In addition, the Warrant Holder may offer to sell, from time to time, up to 49,076 shares of Common Stock. Our Securities may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. In the case of the offering of our Common Stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock.



    Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities by us, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities.


    Set forth below is additional information regarding the offering of our
Securities:


Nasdaq National Market Symbol...................  ACAS

Use of Proceeds.................................  Unless otherwise specified in a Prospectus Supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See "Use of Proceeds." The net proceeds from any sale of Warrant Shares by the Warrant Holder will belong to the Warrant Holder and will not be available to
                                                  us.

Distributions...................................  We have paid quarterly dividends to the holders of our Common
                                                  Stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by the Board of
                                                  Directors and is based on our estimate of taxable ordinary income and net short-term capital gains. See "Price Range of
                                                  Common Stock and Distributions." Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay
                                                  distributions in accordance with their terms.

Principal Risk Factors..........................  Investment in our Securities involves certain risks relating to our structure and investment objectives that should be
                                                  considered by the prospective purchasers of the Securities. We have a limited operating history upon

                                                  which you can evaluate our business. In addition, as a BDC, our portfolio includes securities primarily issued by
                                                  privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. A large number of entities
                                                  compete for the same kind of investment opportunities as we
                                                  do. We borrow funds to make investments in and loans to middle market businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the failure to qualify as a RIC
                                                  eligible for pass-through tax treatment under Subchapter M of the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any,
                                                  obtainable from an investment in our Securities. See "Risk
                                                  Factors" for a discussion of these risks.

Certain Anti-Takeover Provisions................  Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our Common Stock the opportunity to
                                                  realize a premium over the then prevailing market price for our Common Stock. See "Risk Factors--Provisions Of Our
                                                  Certificate of Incorporation and Bylaws Could Deter Takeover
                                                  Attempts" and "Certain Provisions of the Second Amended and
                                                  Restated Certificate of Incorporation and the Second Amended
                                                  and Restated Bylaws."

Dividend Reinvestment Plan......................  Cash distributions to holders of our Common Stock may be reinvested under our Dividend Reinvestment Plan (the
                                                  "Reinvestment Plan") in additional whole and fractional shares of Common Stock if you or your representative elects to enroll in the Reinvestment Plan. See "Dividend Reinvestment Plan" and
                                                  "Business--The Company's Operations as a BDC and RIC."

                               FEES AND EXPENSES

    The following table will assist you in understanding the various costs and expenses that an investor in our Securities will bear directly or indirectly.


STOCKHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)(1).........   4.90%
  Dividend reinvestment plan fees(2)........................      --

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
  TO COMMON SHARES)(3)
  Management fees...........................................      --
  Interest payments on borrowed funds(4)....................   2.18%
  Other expenses(5).........................................   1.03%
                                                               -----
    Total annual expenses (estimated)(6)....................   3.21%


------------------------

(1) In the event that the Securities to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2) The expenses of the reinvestment plan are included in stock record expenses, a component of "Total Operating Expenses." We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."

(3) Net assets attributable to common shares equal net assets (i.e., total assets less total liabilities) at December 31, 2000.

(4) The interest payments on borrowed funds percentage is based on interest payments for the year ended December 31, 2000 divided by net assets attributable to our Common Stock. We had outstanding borrowings of $155 million at December 31, 2000. See "Risk Factors--We may incur debt which could increase our investment risks."

(5) Other expenses are based on amounts for the year ended December 31, 2000 and represent all expenses of the Company (except fees and expenses reported in other items of this table) that are deducted from the Company's assets and will be reflected as expenses in the Company's statement of operations.

(6) Total annual expenses as a percentage is based on amounts for the year ended December 31, 2000. Total annual expenses as a percentage of net assets attributable to Common Stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The total annual expenses percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, total annual expenses for the Company would be 2.32% of total assets.


    The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. These amounts are based upon payment by an investor of an assumed 4.90% sales load and payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return...............................    $ 80       $143       $209       $383


    This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares of Common Stock purchased by the Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan."

                             SUMMARY FINANCIAL DATA
         (IN THOUSANDS, EXCEPT PER SHARE DATA AND PORTFOLIO COMPANIES)



    The following summary of our financial information should be read in conjunction with our Financial Statements and Notes thereto presented elsewhere in this Prospectus. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 22 for more information.


                                        THREE       THREE                                                     THREE
                                       MONTHS      MONTHS                                                     MONTHS
                                        ENDED       ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED
                                      MARCH 31,   MARCH 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2001        2000          2000           1999           1998           1997
                                      ---------   ---------   ------------   ------------   ------------   ------------
Total operating income..............  $ 21,472    $ 11,518      $ 62,728       $ 33,405       $ 16,979       $  2,797
Total operating expenses............     4,579       2,414        14,284          7,251          1,709            551
                                      --------    --------      --------       --------       --------       --------

Operating income (loss) before
  equity in (loss) earnings of
  unconsolidated operating
  subsidiary........................    16,893       9,104        48,444         26,154         15,270          2,246
Equity in (loss) earnings of
  unconsolidated operating
  subsidiary........................    (1,742)       (558)       (3,773)        (1,493)          (482)            24
                                      --------    --------      --------       --------       --------       --------
Net operating income (loss).........    15,151       8,546        44,671         24,661         14,788          2,270
Realized gain on investments........        --          --         4,538          2,711             --             --
(Decrease) increase in unrealized
  appreciation on investments.......   (24,752)     10,768       (53,582)        69,829          2,127            167
                                      --------    --------      --------       --------       --------       --------

(Loss) income before income taxes...    (9,601)     19,314        (4,373)        97,201         16,915          2,437
Provision for income taxes..........        --          --            --             --             --             --
                                      --------    --------      --------       --------       --------       --------
Net (decrease) increase in
  shareholders' equity resulting
  from operations...................  $ (9,601)   $ 19,314      $ (4,373)      $ 97,201       $ 16,915       $  2,437
                                      ========    ========      ========       ========       ========       ========

Per share data:
  Net operating income:
    Basic...........................  $   0.54    $   0.48      $   2.00       $   1.79       $   1.34       $   0.21
    Diluted.........................  $   0.54    $   0.47      $   1.96       $   1.73       $   1.29       $   0.20
  Net (loss) earnings:
    Basic...........................  $  (0.34)   $   1.08      $  (0.20)      $   7.07       $   1.53       $   0.22
    Diluted.........................  $  (0.34)   $   1.05      $  (0.19)      $   6.80       $   1.48       $   0.21
  Cash dividends....................  $   0.53    $   0.45      $   2.17       $   1.74       $   1.34       $   0.21

Balance Sheet Data:
    Total assets....................  $623,272    $444,836      $614,644       $395,372       $270,019       $150,705
    Total shareholders' equity......   426,036     323,266       445,167        311,745        152,723        150,652

Other Data:
    Number of portfolio companies at
      period end....................        46          35            45             33             15              3
    Principal amount of loan
      originations..................  $ 46,914    $ 25,115      $257,509       $139,433       $116,864       $ 16,817
    Principal amount of loan
      repayments....................  $ 22,173    $  1,096      $ 34,486       $ 30,731       $  1,719       $     93
    NOI as % of average equity......      3.6%        3.6%          13.6%         13.0%          10.2%           1.5%
    Return on equity (1) (2)........      2.2%        6.1%          (1.1)%        41.9%          11.2%           6.5%
    Weighted average yield on
      investments...................     14.0%       13.8%          14.6%         13.9%          13.0%          12.2%


                                       NINE MONTHS
                                          ENDED        YEAR ENDED
                                      SEPTEMBER 30,   DECEMBER 31,
                                          1997            1996
                                      -------------   ------------
Total operating income..............    $  2,901        $  2,746
Total operating expenses............       2,651           2,862
                                        --------        --------
Operating income (loss) before
  equity in (loss) earnings of
  unconsolidated operating
  subsidiary........................         250            (116)
Equity in (loss) earnings of
  unconsolidated operating
  subsidiary........................          --              --
                                        --------        --------
Net operating income (loss).........         250            (116)
Realized gain on investments........          --              --
(Decrease) increase in unrealized
  appreciation on investments.......       5,321             484
                                        --------        --------
(Loss) income before income taxes...       5,571             368
Provision for income taxes..........       2,128             159
                                        --------        --------
Net (decrease) increase in
  shareholders' equity resulting
  from operations...................    $  3,443        $    209
                                        ========        ========
Per share data:
  Net operating income:
    Basic...........................
    Diluted.........................
  Net (loss) earnings:
    Basic...........................
    Diluted.........................
  Cash dividends....................
Balance Sheet Data:
    Total assets....................    $154,322        $  5,432
    Total shareholders' equity......     150,539           3,372
Other Data:
    Number of portfolio companies at
      period end....................
    Principal amount of loan
      originations..................
    Principal amount of loan
      repayments....................
    NOI as % of average equity......
    Return on equity (1) (2)........
    Weighted average yield on
      investments...................


----------------------------------

(1) Amounts are annualized for the three months ended March 31, 2001 and 2000, and December 31, 1997.

(2) Return represents net increase (decrease) in shareholders' equity resulting from operations.

                             ADDITIONAL INFORMATION

    We have filed with the Commission a Registration Statement on Form N-2 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities offered by this Prospectus. The Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the Registration Statement, including the exhibits and schedules thereto and the SAI, contained in the Registration Statement.

    We also file reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices, located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Information about the operation of the public reference facilities may be obtained by calling the Commission at 1-800-SEC-0330. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is (http:// www.sec.gov). Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

    We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See "Experts."

                                  RISK FACTORS

    You should carefully consider the risks described below together with all of the other information provided and incorporated by reference in this Prospectus (or any Prospectus Supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing our Company. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

    If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Common Stock could decline, and you may lose all or part of your investment.

    This Prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks faced by us described below and elsewhere in or incorporated by reference in this Prospectus (or any Prospectus Supplement).

WE HAVE A LIMITED OPERATING HISTORY UPON WHICH YOU CAN EVALUATE OUR BUSINESS

    Although we commenced operations in 1986, we materially changed our business plan and format in October 1997 from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. Therefore, we have only a limited history of operations as a lender to and investor in middle market companies upon which you can evaluate our business. While we have been profitable since October 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will successfully implement our growth strategy. In addition, we have no operating results under our new business plan which would demonstrate the effect of a general economic recession on our business.

WE MAKE LOANS TO AND INVESTMENTS IN MIDDLE MARKET BORROWERS WHO MAY DEFAULT ON THEIR LOANS OR PROVIDE NO RETURN ON OUR INVESTMENTS

    We invest in and lend to middle market businesses. There is generally no publicly available information about these businesses. Therefore we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely effected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans.

    Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

    These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

    Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans are often secured by the assets of the borrower but our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral.

    Often, a deterioration in a borrower's financial condition and prospects is accompanied by a deterioration in the value of the collateral securing its loan. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

THERE IS UNCERTAINTY REGARDING THE VALUE OF OUR PRIVATELY HELD SECURITIES

    A majority of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our Board of Directors. Due to the uncertainty inherent in valuing securities, as set forth in our financial statements, that are not publicly traded, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

WE MAY NOT REALIZE GAINS FROM OUR EQUITY INVESTMENTS

    When we make a loan, we generally receive warrants to acquire stock issued by the borrower, and we may make direct equity investments. Our goal is to ultimately dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

THE LACK OF LIQUIDITY OF OUR PRIVATELY HELD SECURITIES MAY ADVERSELY AFFECT OUR
  BUSINESS

    Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale (including in some instances legal restrictions) or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

WE HAVE INVESTED IN A LIMITED NUMBER OF PORTFOLIO COMPANIES

    A consequence of a limited number of investments is that the aggregate returns realized by us may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial writedown of any one investment. Beyond our regulatory and income tax guidelines, we do not have fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

WE HAVE LIMITED INFORMATION REGARDING THE COMPANIES IN WHICH WE INVEST

    Consistent with our operation as a business development company, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately held business necessary to make a fully informed investment decision.

OUR PORTFOLIO COMPANIES MAY BE HIGHLY LEVERAGED

    Leverage may have important adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

OUR BUSINESS IS DEPENDENT ON EXTERNAL FINANCING

    Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the issuance of debt, sale of receivables to debt facilities and the issuance of equity.

    SENIOR SECURITIES. We have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue debt securities and preferred stock (collectively, "Senior Securities") in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. We have also retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent (5%) of our total assets for temporary purposes.


    TERM DEBT SECURITIES. A trust affiliated with us has issued, and we or our affiliates may issue in the future, term debt securities to institutional investors. As of March 31, 2001, this affiliated trust had issued $69,200,000 Class A notes and $46,200,000 Class B notes to institutional investors and $38,300,000 of Class C notes had been retained by an affiliated limited liability company (the "Term Debt Notes"). These notes are secured by loans to 29 of our portfolio companies that we contributed to the affiliated trust. While we have not guaranteed the repayment of Term Debt Notes, we must repurchase the loans if certain representations are breached.

    CP CONDUIT SECURITIZATION. We depend in part on our commercial paper conduit securitization facility (the "CP Conduit Facility") to generate cash for funding our investments. The CP Conduit Facility is secured by loans to most of our portfolio companies, that have been contributed to an affiliated trust. While we have not guaranteed the repayment of the CP Conduit Facility, we must repurchase these loans if certain representations and warranties are breached. As of March 31, 2001, our CP Conduit Facility has an aggregate commitment of $225 million.


    A failure to renew our existing CP Conduit Facility or obtain substitute senior financing facilities, to increase our capacity under our existing CP Conduit Facility, to sell additional Term Debt Notes or to add a new CP Conduit Facility could have a material adverse effect on our business, financial condition and results of operations. See the description of the Term Debt Notes and the CP Conduit Facility (the "Debt Facilities") under "Management's Discussion and Analysis of Financial Condition And Results of Operations--Financial Condition, Liquidity and Capital Resources."


    COMMON STOCK. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. We are restricted to issuing equity at prices equal to or above our net asset value at the time of issuance. There can be no assurances that we can issue equity when necessary. If additional funds are raised through the issuance of Common Stock or debt securities convertible into or exchangeable for Common Stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of the Common Stock.


    The following table is designed to illustrate the effect on return to a holder of the Company's Common Stock of the leverage created by the Company's use of borrowing, at the rate of 9.9% and assuming hypothetical annual returns on the Company's portfolio of minus 15 to plus 15 percent. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.


Assumed Return on Portfolio (Net of
  Expenses)(1)..........................          -15.0%           -10.0%           -5.0%             --    5.0%   10.0%   15.0%
Corresponding Return to Common
  Stockholders(2).......................          -17.5%           -12.5%           -7.5%           -2.5%   2.5%    7.5%   12.5%


------------------------

(1) The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Company.

(2) In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of the Company's assets at the beginning of the Company's fiscal year to obtain an assumed return to the Company. From this amount, all interest accrued during the year is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of the Company's net assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Stockholders."

WE MAY INCUR ADDITIONAL DEBT THAT COULD INCREASE YOUR INVESTMENT RISKS

    We or our affiliates borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our affiliates that are senior to the claims of our stockholders and, thus, our lenders have preference over our stockholders with respect to these assets. In particular, the assets that our affiliates have pledged to lenders under our Debt Facilities were sold or contributed to separate business trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing the debt facilities. See "Risk Factors--Our Debt Facilities impose certain limitations on us."

    Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on the value of our Common Stock if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See "Assumed Return on the Company's Portfolio."

A CHANGE IN INTEREST RATES MAY ADVERSELY AFFECT OUR PROFITABILITY

    A portion of our income will depend upon the difference between the rate at which we or our affiliates borrow funds and the rate at which we loan these funds. We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. Certain of our borrowings may be at fixed rates and others at variable rates. As of March 31, 2001, none of the borrowings by our affiliated trusts were at fixed rates of interest and $187 million were at variable rates of interest determined on the basis of a benchmark LIBOR rate. In addition, approximately 53% of the loans in our portfolio were at fixed rates and approximately 47% were at variable rates determined on the basis of a benchmark prime rate. We typically undertake to hedge against the risk of adverse movement in interest rates in our Debt Facilities and other short-term and long-term borrowings as against our portfolio of assets. Hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. See "Business--The Company's Operations as a BDC and RIC."

AN ECONOMIC DOWNTURN COULD AFFECT OUR OPERATING RESULTS

    An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely affect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

OUR DEBT FACILITIES IMPOSE CERTAIN LIMITATIONS ON US

    In March 1999, we established a line of credit pursuant to our CP Conduit Facility administered by First Union Securities Inc. This facility, which has an aggregate commitment of $225 million, is not available for further draws after March 31, 2003, and is subject to annual renewals thereafter with the consent of our lenders. Our CP Conduit Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $1 million or more, a minimum net worth requirement of $100 million plus seventy-five percent (75%) of any new equity or subordinated debt, a default triggered by a change of control and a default arising from the termination of any two of Malon Wilkus, Adam Blumenthal and John Erickson as our executive officers.

    In December 2000 and January 2001, we issued a total of $115 million in Term Debt Notes to institutional investors and an affiliate. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, if the difference between the interest rate of the Term Debt Notes and the rate earned on the underlying loans is less than 7% per annum, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes.

THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER OUR DEBT FACILITIES COULD LEAD TO
  TERMINATION OF THOSE FACILITIES

    Our Debt Facilities contain certain default provisions, some of which are described in the immediately preceding paragraph. An event of default under our Debt Facilities could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

WE MAY EXPERIENCE FLUCTUATIONS IN OUR QUARTERLY RESULTS

    We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

WE MAY FAIL TO CONTINUE TO QUALIFY FOR OUR PASS-THROUGH TAX TREATMENT

    We have operated since October 1, 1997 so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from your investment in the Securities. See "Business--The Company's Operations as a BDC and RIC."

THERE IS A RISK THAT YOU MAY NOT RECEIVE DIVIDENDS

    Since our initial public offering, we have distributed more than 98% of our net operating income and 98% of our net realized short-term capital gains on a quarterly basis to our stockholders. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained to supplement our equity capital and support growth in our portfolio, unless our Board of Directors determines in certain cases to make a distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS WILL DEPEND ON OUR ABILITY TO MANAGE EFFECTIVELY ANY FUTURE GROWTH

    We have grown significantly since we restructured our operations in October 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

WE ARE DEPENDENT UPON OUR KEY MANAGEMENT PERSONNEL FOR OUR FUTURE SUCCESS


    We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly Malon Wilkus, our Chairman, Chief Executive Officer and President, Ira Wagner, our Executive Vice President and Chief Operating Officer, and John Erickson, our Executive Vice President and Chief Financial Officer. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy, and the departure of any two of Malon Wilkus, Adam Blumenthal, our Vice Chairman, and John Erickson would be a default of the servicing provisions under our CP Conduit Facility. We do not maintain key man life insurance on any of our officers or employees.


WE OPERATE IN A HIGHLY COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

    A large number of entities compete with us and make the types of investments that we make in middle market businesses. We compete with a large number of private equity funds and venture capital companies, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to fully invest our available capital.

PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS COULD DETER TAKEOVER
  ATTEMPTS

    Our certificate of incorporation and bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact on the price of our Common Stock and may discourage third-party bids. These provisions may reduce any premiums paid to you for shares of your Common Stock. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

CHANGES IN LAWS OR REGULATIONS GOVERNING OUR OPERATIONS MAY ADVERSELY AFFECT OUR
  BUSINESS

    We and our portfolio companies are subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse impact on our business. See "Regulation."

WE COULD FACE LOSSES AND POTENTIAL LIABILITY IF INTRUSIONS, VIRUSES OR SIMILAR DISRUPTIONS TO OUR TECHNOLOGY THAT JEOPARDIZES OUR CONFIDENTIAL INFORMATION OR THAT OF USERS OF OUR TECHNOLOGY

    Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

FAILURE TO DEPLOY NEW CAPITAL MAY REDUCE OUR RETURN ON EQUITY

    If we fail to invest our new capital effectively our return on equity may be negatively impacted, which could reduce the price of your Common Stock.

THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY

    The market price and marketability of shares of our Common Stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

    - price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

    - significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

    - changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

    - changes in earnings or variations in operating results;

    - any shortfall in revenue of net income or any increase in losses from levels expected by securities analysts;

    - general economic trends and other external factors; and

    - loss of a major funding source.

    Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

FUTURE SALES OF OUR COMMON STOCK MAY NEGATIVELY AFFECT OUR STOCK PRICE

    The market price of our Common Stock could decline as a result of sales of a large number of shares of our Common Stock in the market, or the perception that such sales could occur. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and at a price that we deem appropriate.

OUR COMMON STOCK MAY BE DIFFICULT TO RESELL

    Investors may not be able to resell shares of Common Stock at or above their purchase prices due to a number of factors, including:

    - actual or anticipated fluctuation in our operating results;

    - volatility in our Common Stock price;

    - changes in expectations as to our future financial performance or changes in financial estimates of securities analysts;

    - departures of key personnel; and

    - the operating and stock price performance of other comparable companies.

                                USE OF PROCEEDS

    Unless otherwise specified in the Prospectus Supplement accompanying this Prospectus, the Company intends to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market companies in accordance with the Company's investment objectives, repayment of the Company's indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

    The Company anticipates that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, the Company intends to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.


    Any proceeds from the sale of Warrant Shares will belong to the Warrant Holder and will not belong to the Company.

                 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

    Since the Company became a RIC, it has distributed, and currently intends to continue to distribute in the form of dividends, a minimum of 98% of its net operating income and 98% of its net realized short-term capital gains, if any, on a quarterly basis to its stockholders. Net realized long-term capital gains may be retained to supplement the Company's equity capital and support growth in its portfolio, unless the Board of Directors determines in certain cases to make a distribution. There is no assurance that the Company will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of Common Stock, all cash distributions can be reinvested automatically under the Company's Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the Reinvestment Plan on the stockholder's behalf. See "Risk Factors--We May Lose Our Pass-Through Tax Treatment;" "Reinvestment Plan;" and "Business--The Company's Operations as a BDC and RIC." The Common Stock of the Company historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.


    The Company's Common Stock is quoted on the Nasdaq Stock Market under the symbol ACAS. As of February 27, 2001, the Company had 307 stockholders of record and approximately 13,000 beneficial owners. The following table sets forth the range of high and low sales prices of the Company's Common Stock as reported on the Nasdaq Stock Market and the dividends declared by the Company for the period from August 29, 1997, when public trading of the Common Stock commenced pursuant to the IPO, through June 5, 2001.

                                   BID PRICE


                                                                                                        PREMIUM        PREMIUM
                                                                                                       (DISCOUNT)     (DISCOUNT)
                                                                                                         OF LOW        OF HIGH
                                                         NET ASSET                                    SALES PRICE    SALES PRICE
                                                         VALUE PER                         DIVIDEND      TO NET         TO NET
                                                         SHARE(1)      HIGH       LOW      DECLARED   ASSET VALUE    ASSET VALUE
                                                         ---------   --------   --------   --------   ------------   ------------
1997
Third Quarter (beginning August 29, 1997)..............   $13.60      $20.25     $18.50     $ 0.00        36.03%        48.90%
Fourth Quarter.........................................   $13.61      $20.75     $16.50     $ 0.21        21.23%        52.46%

1998
First Quarter..........................................   $13.63      $22.50     $17.25     $ 0.25        26.56%        65.08%
Second Quarter.........................................   $13.65      $24.63     $21.25     $ 0.29        55.68%        80.44%
Third Quarter..........................................   $13.77      $24.25     $10.13     $ 0.32       (26.43)%       76.11%
Fourth Quarter.........................................   $13.80      $18.44     $ 9.19     $ 0.48       (33.42)%       33.62%

1999
First Quarter..........................................   $14.02      $19.00     $14.00     $ 0.41        (0.14)%       35.52%
Second Quarter.........................................   $13.80      $21.25     $16.00     $ 0.43        15.94%        53.99%
Third Quarter..........................................   $13.64      $20.00     $16.25     $ 0.43        19.13%        46.63%
Fourth Quarter.........................................   $17.08      $23.13     $17.88     $ 0.47         4.60%        35.42%

2000
First Quarter..........................................   $17.69      $26.81     $20.88     $ 0.45        18.03%        51.55%
Second Quarter.........................................   $18.15      $27.75     $19.81     $ 0.49         9.15%        52.90%
Third Quarter..........................................   $16.51      $26.00     $21.75     $ 0.49        31.70%        57.44%
Fourth Quarter.........................................   $15.90      $26.00     $20.25     $ 0.74        27.38%        63.55%

2001
First Quarter..........................................   $15.06      $27.88     $21.88     $ 0.53        45.21%        85.04%
Second Quarter (Through June 5, 2001)..................       --      $28.10     $24.25     $ 0.55           --            --


------------------------------

(1) Net Asset Value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, the Company's net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.

                            SELECTED FINANCIAL DATA
         (IN THOUSANDS, EXCEPT PER SHARE DATA AND PORTFOLIO COMPANIES)


    The selected financial data should be read in conjunction with the Company's financial statements and notes thereto. As discussed in Notes 1 and 2, the Company completed an initial public offering of its Common Stock on August 29, 1997, and on October 1, 1997, began to operate as a BDC so as to qualify to be taxed as a RIC. As a result of the changes, the financial results of the Company for periods prior to October 1, 1997 are not comparable to periods commencing October 1, 1997 and are not expected to be representative of the financial results of the Company in the future.

                                     THREE       THREE                                                     THREE
                                    MONTHS      MONTHS                                                     MONTHS
                                     ENDED       ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED
                                   MARCH 31,   MARCH 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2001        2000          2000           1999           1998           1997
                                   ---------   ---------   ------------   ------------   ------------   ------------
Total operating income...........  $ 21,472    $ 11,518      $ 62,728       $ 33,405       $ 16,979       $  2,797
Total operating expenses.........     4,579       2,414        14,284          7,251          1,709            551
                                   --------    --------      --------       --------       --------       --------
Operating income (loss) before
  equity in (loss) earnings of
  unconsolidated operating
  subsidiary.....................    16,893       9,104        48,444         26,154         15,270          2,246
Equity in (loss) earnings of
  unconsolidated operating
  subsidiary.....................    (1,742)       (558)       (3,773)        (1,493)          (482)            24
                                   --------    --------      --------       --------       --------       --------
Net operating income (loss)......    15,151       8,546        44,671         24,661         14,788          2,270
Realized gain on investments.....        --          --         4,538          2,711             --             --
(Decrease) increase in unrealized
  appreciation on investments....   (24,752)     10,768       (53,582)        69,829          2,127            167
                                   --------    --------      --------       --------       --------       --------
(Loss) income before income
  taxes..........................    (9,601)     19,314        (4,373)        97,201         16,915          2,437
Provision for income taxes.......        --          --            --             --             --             --
                                   --------    --------      --------       --------       --------       --------
Net (decrease) increase in
  shareholders' equity resulting
  from operations................  $ (9,601)   $ 19,314      $ (4,373)      $ 97,201       $ 16,915       $  2,437
                                   ========    ========      ========       ========       ========       ========

Per share data:
  Net operating income:
    Basic........................  $   0.54    $   0.48      $   2.00       $   1.79       $   1.34       $   0.21
    Diluted......................  $   0.54    $   0.47      $   1.96       $   1.73       $   1.29       $   0.20

  Net (loss) earnings:
    Basic........................  $  (0.34)   $   1.08      $  (0.20)      $   7.07       $   1.53       $   0.22
    Diluted......................  $  (0.34)   $   1.05      $  (0.19)      $   6.80       $   1.48       $   0.21
  Cash dividends.................  $   0.53    $   0.45      $   2.17       $   1.74       $   1.34       $   0.21

Balance Sheet Data:
  Total assets...................  $623,272    $444,836      $614,644       $395,372       $270,019       $150,705
  Total shareholders' equity.....   426,036     323,266       445,167        311,745        152,723        150,652

Other Data:
  Number of portfolio companies
    at period end................        46          35            45             33             15              3
  Principal amount of loan
    originations.................  $ 46,914    $ 25,115      $257,509       $139,433       $116,864       $ 16,817
  Principal amount of loan
    repayments...................  $ 22,173    $  1,096      $ 34,486       $ 30,731       $  1,719       $     93
  NOI as % of average equity.....       3.6%        3.6%         13.6%          13.0%          10.2%           1.5%
  Return on equity (1) (2).......       2.2%        6.1%         (1.1)%         41.9%          11.2%           6.5%
  Weighted average yield on
    investments..................      14.0%       13.8%         14.6%          13.9%          13.0%          12.2%


                                    NINE MONTHS
                                       ENDED        YEAR ENDED
                                   SEPTEMBER 30,   DECEMBER 31,
                                       1997            1996
                                   -------------   ------------
Total operating income...........    $  2,901         $2,746
Total operating expenses.........       2,651          2,862
                                     --------         ------
Operating income (loss) before
  equity in (loss) earnings of
  unconsolidated operating
  subsidiary.....................         250           (116)
Equity in (loss) earnings of
  unconsolidated operating
  subsidiary.....................          --             --
                                     --------         ------
Net operating income (loss)......         250           (116)
Realized gain on investments.....          --             --
(Decrease) increase in unrealized
  appreciation on investments....       5,321            484
                                     --------         ------
(Loss) income before income
  taxes..........................       5,571            368
Provision for income taxes.......       2,128            159
                                     --------         ------
Net (decrease) increase in
  shareholders' equity resulting
  from operations................    $  3,443         $  209
                                     ========         ======
Per share data:
  Net operating income:
    Basic........................
    Diluted......................
  Net (loss) earnings:
    Basic........................
    Diluted......................
  Cash dividends.................
Balance Sheet Data:
  Total assets...................    $154,322         $5,432
  Total shareholders' equity.....     150,539          3,372
Other Data:
  Number of portfolio companies
    at period end................
  Principal amount of loan
    originations.................
  Principal amount of loan
    repayments...................
  NOI as % of average equity.....
  Return on equity (1) (2).......
  Weighted average yield on
    investments..................


----------------------------------
(1) Amounts are annualized for the three months ended March 31, 2001 and 2000, and December 31, 1997.

(2) Return represents net increase (decrease) in shareholders' equity resulting from operations.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATION
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: changes in the economic conditions in which the Company operates negatively impacting the financial resources of the Company; certain of the Company's competitors with substantially greater financial resources than the Company reducing the number of suitable investment opportunities offered to the Company or reducing the yield necessary to consummate the investment; volatility in the value of equity investments including Internet properties, such as Capital.com; increased costs related to compliance with laws, including environmental laws; general business and economic conditions and other risk factors described in the Company's reports filed from time to time with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

    The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's financial statements and the notes thereto.

PORTFOLIO COMPOSITION

    The Company's primary business is investing in and lending to businesses through investments in senior debt, subordinated debt generally with detachable common or preferred stock warrants, preferred stock, and common stock. The total portfolio value of investments in publicly and non-publicly traded securities was $590,581, $582,108 and $377,554 at March 31, 2001 and December 31, 2000 and
1999, respectively. During the three months ended March 31, 2001 and the years ended December 31, 2000, 1999, and 1998, the Company made investments totaling $52,800, $275,500, $175,800, and $150,200, including $5,400, $9,500, $13,500, and $7,400 in funds committed but undrawn under credit facilities, respectively. The weighted average effective interest rate on the investment portfolio was 14.0%, 14.6%, 13.9%, and 13.0% at March 31, 2001 and December 31, 2000, 1999,
and 1998, respectively.

RESULTS OF OPERATIONS

    The Company's financial performance, as reflected in its Statements of Operations, is composed of three primary elements. The first element is "Net operating income," which is primarily the interest and dividends earned from investing in debt and equity securities and the equity in earnings of its unconsolidated operating subsidiary less the operating expenses of the Company. The second element is "(Decrease) increase in net unrealized appreciation of investments," which is the net change in the estimated fair values of the Company's portfolio assets at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is "Net realized gain on investments," which reflects the difference between the proceeds from a sale or maturity of a portfolio investment and the cost at which the investment was carried on the Company's balance sheet.

    The operating results for the three months ended March 31, 2001 and March 31, 2000 are as follows:

                                                               THREE MONTHS     THREE MONTHS
                                                                  ENDED            ENDED
                                                              MARCH 31, 2001   MARCH 31, 2000
                                                              --------------   --------------
Operating income............................................     $ 21,472          $11,518
Operating expenses..........................................        4,579            2,414
Equity in loss of unconsolidated operating subsidiary.......       (1,742)            (558)

Net operating income........................................       15,151            8,546
(Decrease) increase in unrealized appreciation of
  investments...............................................      (24,752)          10,768
                                                                 --------          -------
Net (decrease) increase in shareholders' equity resulting
  from operations...........................................     $ (9,601)         $19,314
                                                                 ========          =======

    Total operating income is comprised of two components: interest and dividend income and loan fees. During the three months ended March 31, 2001 ("First Quarter 2001"), the Company recorded $19,864 in interest and dividends on non-publicly traded securities and $699 in interest on bank deposits and shareholder loans, compared to $10,675 in interest and dividends on non-publicly traded securities and $363 in interest on government agency securities, bank deposits, and shareholder loans recorded in the three months ended March 31, 2000 ("First Quarter 2000").

    Total operating income for the First Quarter 2001 increased 9,954, or 86%, compared to the First Quarter 2000. The increase in operating income for the First Quarter 2001 is due to income recognized from 8 new investments totaling $52,825 in private companies and an increase in loan fees, net of the effect of a decrease in the prime lending rate to 8.00% at March 31, 2001 from 9.00% at March 31, 2000. As a result of the investment originations between March 31, 2000 and March 31, 2001, interest and dividend income increased approximately $9,189, compared to the First Quarter 2000. In addition, the decrease in the prime lending rate contributed to a $90 decrease in interest and dividend income in the First Quarter 2001 compared to the same period in 2000. See discussion of interest rate sensitivity below under Interest Rate Risk. Loan fees increased from $480 in the First Quarter 2000 to $909 in First Quarter 2001 primarily due to the increase in net investment origination volume from $32,000 during the First Quarter 2000 to $52,825 in the First Quarter 2001. Loan fees as a percentage of originations, exclusive of prepayment penalties, decreased from 1.5% in the First Quarter 2000 to 0.7% in the First Quarter 2001.

    Operating expenses for the First Quarter 2001 increased $2,165, or 90%, over the same period in 2000. The increase is primarily due to the increase in interest expense to $3,524 during the First Quarter 2001 from $1,779 during the First Quarter 2000. Interest expense increased due to an increase in weighted average outstanding borrowings to $168,066 in the First Quarter 2001 from $84,769 in the First Quarter 2000. General and administrative expenses increased to $721 in the First Quarter 2001 from $471 in the First Quarter 2000. The increase for the First Quarter 2001 was due to an increase in depreciation and rent from opening new offices and public reporting expenses. For the First Quarter 2001 salaries and benefits expense increased $170 over the comparable period in 2000. The increase is attributable to the increase in the number of employees to 62 at March 31, 2001 from 42 at March 31, 2000.

    Equity in loss of unconsolidated operating subsidiary, which represents ACFS's results, increased to a loss of $1,742 in First Quarter 2001 from a loss of $558 in First Quarter 2000. For the First Quarter 2001, ACFS's results included $1,320 of operating income and $3,062 of operating expenses. For the First Quarter 2000, ACFS's results included $550 of operating income, $1,451 of operating expenses, and $343 in other income. Operating expenses for the First Quarter 2001 increased $1,611, or 111%, compared to the same period in 2000. The increase in operating expenses for the three month period was due to the increase in salaries and benefits caused by the increase in the number of employees, all of whom are also employees of the Company, to 62 at March 31, 2001 from 42 at March 31, 2000. The higher operating income, offset by higher operating expenses, resulted in a $1,184 increase in ACFS's net loss in the First Quarter 2001 compared to the First Quarter 2000.

    The change in unrealized depreciation of investments is based on portfolio asset valuations determined by the Company's Board of Directors. Unrealized depreciation of investments for the First Quarter 2001 increased $35,520 over the First Quarter 2000. Unrealized depreciation for the First Quarter 2001 was comprised of valuation increases of $2,559 on investments in 2 portfolio companies, including $2,171 of appreciation on the Company's common stock warrant investment in TransCore Holdings, Inc. The unrealized appreciation was offset by valuation decreases of $24,955 on investments in 12 portfolio companies, including depreciation of $12,578 on the Company's investment in o2wireless Solutions, Inc., and $2,554 depreciation on interest rate swaps. As of March 31, 2001, the Company's equity interest in o2wireless was $4,091.

    The operating results for the years ended December 31, 2000, 1999, and 1998 are as follows:

                                                  YEAR ENDED          YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                               -----------------   -----------------   -----------------
Operating income.............................       $62,728             $33,405             $16,979
Operating expenses...........................        14,284               7,251               1,709
Equity in loss of unconsolidated operating
  subsidiary.................................        (3,773)             (1,493)               (482)
                                                    -------             -------             -------
Net operating income.........................        44,671              24,661              14,788
Net realized gain on investments.............         4,538               2,711                  --
(Decrease) increase in unrealized
  appreciation of investments................       (53,582)             69,829               2,127
                                                    -------             -------             -------
Net (decrease) increase in shareholders'
  equity resulting from operations...........       $(4,373)            $97,201             $16,915
                                                    =======             =======             =======

    Total operating income for the year ended December 31, 2000, increased $29,323, or 88%, over the year ended December 31, 1999. The increase is a result of the company closing 28 investments totaling $275 million, the increase in the prime lending rate, and an increase in loan fees. Total operating income for 2000 consisted of $57,038 in interest and dividends on non-publicly traded securities, $1,695 in interest on bank deposits, repurchase agreements, and shareholder loans, and $3,995 in loan fees. Interest and dividend income increased approximately $27,900 compared to 1999 due to net originations in 2000, and the rise in the prime lending rate. The rise in the weighted average prime lending rate from 8.0% in 1999 to 9.2% in 2000 contributed additional interest income of approximately $1,495 in 2000 compared to the same period in 1999. Loan fees as a percentage of originations, exclusive of prepayment penalties, decreased to 1.1% in 2000 compared to 1.3% in 1999.

    Total operating income for the year ended December 31, 1999, increased $16,426, or 97%, over the year ended December 31, 1998. The increase is a result of the company closing 24 investments in private companies totaling $172 million and selling investments in 2 portfolio companies during 1999, net of the effect of a decrease in the prime lending rate. Total operating income for 1999 consisted of $29,893 in interest and dividends on non-publicly traded securities and $940 in interest on government agency securities, bank deposits, shareholder loans, and repurchase agreements, and $2,572 in loan fees. Total operating income for 1998 consisted of $11,020 in interest and dividends on non-publicly traded securities, $3,410 in interest on government agency securities, bank deposits and repurchase agreements, and $2,549 in loan fees. Interest and dividend income increased approximately $16,400 compared to 1998 due to net originations in 1999, net of a decrease in the prime lending rate. The decrease in the weighted average prime lending rate from 8.4% in 1998 to 8.0% in 1999 reduced interest income by approximately $251. Loan fees as a percentage of originations, exclusive of prepayment penalties, decreased to 1.3% in 1999 compared to 1.8% in 1998.

    Operating expenses for 2000 increased $7,033, or 97%, over 1999. The increase is primarily due to an increase in interest expense from $4,716 in 1999 to $9,691 in 2000 and an increase in general and administrative expenses from $1,490 in 1999 to $2,414 in 2000. Operating expenses for 2000 consisted of $2,179 in salaries and benefits, $2,414 in general and administrative expenses, and $9,691 in interest expense. Interest expense increased due to an increase in the Company's weighted average borrowings from $48,608 in 1999 to $97,588 in 2000. In addition, the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, increased from 9.7% in 1999 to 9.9% in 2000. General and administrative expenses increased primarily due to an increase in marketing expenses incurred to support the Company's increased origination platform, increased professional and recruiting expenses to support the increase in the number of investment professionals at the Company, increased rent expense relating to the Company's move to a larger Bethesda corporate office during the fourth quarter of 1999, and higher public reporting expenses. Operating expenses also increased due to increases in salaries and benefits from $1,045 in 1999 to $2,179 in 2000 due to an increase in employees from 39 at December 31, 1999 to 58 at December 31, 2000.

    Operating expenses for 1999 increased $5,542, or 324%, over 1998. The increase is primarily due to an increase in interest expense from $57 in 1998 to $4,716 in 1999. Interest expense increased due to an increase in the Company's weighted average borrowings from $1,031 in 1998 to $48,608 in 1999. In addition, the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, increased from 5.9% in 1998 to 9.7% in 1999. Operating expenses for 1999 consisted of $1,045 in salaries and benefits, $1,490 in general and administrative expenses, and $4,716 in interest expense. Operating expenses also increased due to increases in salaries and benefits from $843 in 1998 to $1,045 in 1999 due to an increase in employees from 30 at December 31, 1998 to 39 at December 31, 1999.

    Equity in loss of unconsolidated operating subsidiary, which represents ACFS's results, increased from a loss of $1,493 in 1999 to a loss of $3,773 in 2000. ACFS provides financial advisory and investment structuring services to businesses. For the year ended December 31, 2000, ACFS's results included $7,324 of operating income, $13,098 of operating expenses, and $2,000 of other income. The decrease in ACFS's earnings for 2000 was primarily attributable to the increase in salaries and benefits caused by an increase in employees, all of whom are also employees of the Company, from 39 to 58, and to increases in professional services and recruiting costs.

    Equity in loss of unconsolidated operating subsidiary increased from a loss of $482 in 1998 to a loss of $1,493 in 1999. For the year ended December 31, 1999, ACFS's results included $6,030 of operating income, $9,114 of operating expenses, $925 of realized gains, $246 of unrealized appreciation of investments, and $912 in other income. The realized gain was a result of the sale of ACFS's common stock investment in Four-S Baking Company ("Four-S") and the unrealized depreciation was due to the reversal of previously recorded unrealized appreciation of ACFS's Four-S investment, netted against unrealized gains on other investments. The decrease in ACFS's earnings for 1999 was primarily attributable to the increase in salaries and benefits caused by an increase in employees, all of whom are also employees of the Company, from 30 to
39. For the year ended December 31, 1998, ACFS's results included $5,227 of operating income, $6,451 of operating expenses, $481 of unrealized appreciation of investments, and $261 in other income.

    During 2000, one of the Company's portfolio companies, o2wireless, completed an initial public offering. In conjunction with the offering, o2wireless repaid the Company's $13,000 subordinated note. In addition, the Company exercised and sold 180 of the 2,737 common stock warrants it owns. As a result of these transactions, the Company recorded a realized gain of $4,303 which was comprised of $2,475 of previously unamortized original issue discount and $1,828 of gain on the sale of the exercised warrants. During 1999, the Company recorded realized gains on investments of $2,395 from the prepayment of $8,000 of subordinated debt by Specialty Transportation Services, Inc ("STS"), and the sale of the Company's common stock and warrant investments in STS, and a realized gain of $316 on the sale of its investment in Four-S. The Company did not record any realized gains on investments in 1998.

    During 2000, the Company paid Federal income taxes of $759 on retained realized gains recorded primarily on the STS transaction during the tax year ended September 30, 2000. During 1999, the Company paid Federal income taxes of $309 on retained realized gains recorded on the Four-S and STS transactions during the tax year ended September 30, 1999. The Company did not have any retained realized gains in 1998. These payments were treated as a deemed distribution because they were paid on behalf of the Company's shareholders. As a result, the Company did not record an income tax provision. The Company may elect to retain future realized gains and pay taxes on behalf of the shareholders.

    The unrealized appreciation of investments is based on portfolio asset valuations determined by the Company's Board of Directors. The following table explains the change in unrealized appreciation of investments for the three years ended December 31, 2000:

                                                  YEAR ENDED          YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                               -----------------   -----------------   -----------------
Gross unrealized appreciation of
  investments................................      $  33,397            $ 6,254             $2,324
Gross unrealized depreciation of investments,
  excluding Capital.com......................        (15,064)            (6,719)              (197)
Unrealized (depreciation) appreciation of
  Capital.com................................        (71,008)            71,008                 --
Unrealized depreciation of interest rate
  swaps......................................           (907)              (163)                --
Reversal of previously recorded unrealized
  appreciation...............................             --               (551)                --
                                                   ---------            -------             ------
Net (depreciation) appreciation of
  investments................................      $ (53,582)           $69,829             $2,127
                                                   =========            =======             ======

    Capital.com, an Internet finance portal, was launched in July 1999 under the name AmericanCapitalOnline.com. In December 1999, the assets of AmericanCapitalOnline.com were contributed to Capital.com, Inc., a newly formed entity, and the site was renamed Capital.com. The total cost of the assets contributed to Capital.com by the Company was $1,492. During December, 1999, a subsidiary of First Union Corporation ("First Union") invested $15,000 in Capital.com in exchange for a 15% common equity stake and warrants to acquire up to an additional 5% of the common equity at a nominal price. The warrants are fully vested as of December 31, 2000.

    In considering the appropriate valuation of this investment at December 31, 2000 and December 31, 1999, in addition to the value implied by First Union's investment for a 15% equity interest, the Board of Directors considered several factors including:

    - The valuation of comparable public company entities;

    - The very early development stage of Capital.com;

    - An estimated value for the warrants issued to First Union and the uncertainty of a subsequent valuation of Capital.com affecting the number of shares for which such warrants could be exercised;

    - The valuation implied by comparable private company transactions.

    Based on all these factors and others that were considered, the Board of Directors valued the investment in Capital.com at its original cost $1,492 at December 31, 2000. This value represents a decrease of $71,008 from its December 31, 1999 valuation of $72,500. This depreciation is attributed to numerous factors arising during the year ended December 31, 2000, including the unfavorable financing environment for Internet companies and substantial declines in the valuations of comparable public and private companies. Since the Company's original investment in the third quarter of 1999, the Company has experienced no net depreciation of its investment in Capital.com.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

    At March 31, 2001, the Company had $4,676 in cash and cash equivalents. In addition, the Company had outstanding debt secured by assets of the Company of $74,822 under a $225,000 revolving debt funding facility and $112,476 under an asset securitization. During the three months ended March 31, 2001, the Company funded investments using draws on the revolving debt funding facility and proceeds from the asset securitization.

    On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 ("Trust II"), an affiliated business trust, and contributed to Trust II $153,700 in loans. Subject to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust II was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by an affiliate of Trust II. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of December 31, 2000, Trust II had issued all $69,200 of Class A notes, and $18,000 of Class B notes; in January 2001, Trust II issued the remaining $28,200 of the Class B notes. The notes are backed by loans to 29 of the Company's portfolio companies. The Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. The transfer of the assets to Trust II and the related sale of notes by Trust II have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 125. Repayments received on the 29 loans are first applied to the Class A notes, and then to the Class B notes. Trust II enters into interest rate swaps in order to mitigate the related interest rate risk (see Note 7). During the three months ended March 31, 2001, the weighted average outstanding balance of the Class A and B notes was $106,163.

    As a RIC, the Company is required to distribute annually 90% or more of its net operating income and net realized short-term capital gains to shareholders. While the Company provides shareholders with the option of reinvesting their distributions in the Company, the Company has historically issued, and anticipates it will continue to be required to issue, debt or equity securities in addition to the above borrowings to expand its investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to the Company on terms it deems favorable.

    As a BDC, the Company's asset coverage must be at least 200% after each issuance of Senior Securities. As of March 31, 2001 and December 31, 2000 and 1999, the Company's asset coverage was approximately 330%, 400% and 500%, respectively.

PORTFOLIO CREDIT QUALITY

    The Company grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant.

    Under this system, loans with a grade of 4 involve the least amount of risk in the Company's portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan's risk has increased since origination. The borrower may be out of compliance with debt covenants, however, loan payments are not more than 120 days past due. For loans graded 2, the Company's management will increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Some or all of the debt covenants are out of compliance and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and the Company will reduce the fair value of the loan to the amount it anticipates will be recovered.

    To monitor and manage the investment portfolio risk, management tracks the weighted average investment grade. The weighted average investment grade was 3.2 as of March 31, 2001 and December 31, 2000 and 1999. Two loans were on non-accrual at March 31, 2001 and one loan was on non-accrual at December 31, 2000. At March 31, 2001, and December 31, 2000 and 1999, the Company's investment portfolio was graded as follows:

                              MARCH 31, 2001               DECEMBER 31, 2000             DECEMBER 31, 1999
                        ---------------------------   ---------------------------   ---------------------------
                                         PERCENTAGE                    PERCENTAGE                    PERCENTAGE
                        INVESTMENTS AT    OF TOTAL    INVESTMENTS AT    OF TOTAL    INVESTMENTS AT    OF TOTAL
        GRADE             FAIR VALUE     PORTFOLIO      FAIR VALUE     PORTFOLIO      FAIR VALUE     PORTFOLIO
        -----           --------------   ----------   --------------   ----------   --------------   ----------
4..........                $147,491          25.2%       $182,964          32.4%       $ 65,638         21.5%
3..........                 388,043          66.4%        355,015          62.9%        223,898         73.4%
2..........                  43,464           7.4%         18,971           3.4%         15,577          5.1%
1..........                   5,804           1.0%          7,432           1.3%             --            --
                           --------       --------       --------       --------       --------        ------
                           $584,802         100.0%       $564,382         100.0%       $305,113        100.0%

    The amounts at March 31, 2001 and December 31, 2000 and 1999 do not include the Company's investments in Capital.com, Wrenchead.com, o2wireless Solutions, Inc., Electrolux, LLC, and ACS Equities, LP as the Company has only invested in the equity securities of these companies. In addition, the amounts at March 31, 2001 do not include the Company's equity investment in Westwind Group Holdings, Inc.

    At March 31, 2001, there were no loans 0-30 days past due, one loan totaling $2,494 was 31-60 days past due, one loan totaling $21,519 was 60-90 days past due, and no loans were greater than 90 days past due. At December 31, 2000, there were no loans 0-60 days past due, one loan totaling $3,214 was 60-90 days past due, and no loans were greater than 90 days past due.

IMPACT OF INFLATION

    Management believes that inflation can influence the value of the Company's investments through the impact it may have on the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

INTEREST RATE RISK

    Because the Company funds a portion of its investments with borrowings under its revolving debt funding facility and asset securitization, the Company's net operating income is affected by the spread between the rate at which it invests and the rate at which it borrows. The Company attempts to match fund its liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. The Company enters into interest rate basis swap agreements to match the interest rate basis of its assets and liabilities and to fulfill its obligation under the terms of its debt funding facility.

    As a result of the Company's use of interest rate swaps, at March 31, 2001, approximately 53% of the Company's interest bearing assets provided fixed rate returns and approximately 47% of the Company's interest bearing assets provided floating rate returns. Adjusted for the effect of interest rate swaps, at March 31, 2001, the Company had floating rate investments in debt securities with a face amount of $285,000 and had total borrowings outstanding of $187,000. All of the Company's outstanding debt at March 31, 2001 has a variable rate of interest based on one-month LIBOR. As of March 31, 2001, the Company had entered into seventeen interest rate basis swap agreements under which the Company either pays a floating rate based on the prime rate and receives a floating interest rate based on one-month LIBOR, or pays a fixed rate and receives a floating interest rate based on one-month LIBOR. The total notional amount of the swap agreements was $268 million and the agreements have a remaining term of approximately 5.6 years. The Company intends to use derivative instruments for non-trading and non-speculative purposes only.

                                    BUSINESS


    The Company was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an IPO of 10,382,437 shares of its Common Stock and became a non-diversified, closed end investment company that elected to be treated as a business development company under the 1940 Act. On October 1, 1997, the Company began operations so as to qualify to be taxed as a RIC as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. On June 15, 2001, the Company filed a shelf registration statement (the "Shelf Registration Statement") with the United States Securities and Exchange Commission ("SEC") with respect to the Company's debt and equity securities. The Shelf Registration Statement allows the Company to sell its registered debt or equity securities on a delayed or continuous basis in an amount up to $500 million.



    The Company is a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts including ESOP buyouts, growth, acquisitions, liquidity and restructurings. The Company's ability to fund the entire capital structure is an advantage in completing middle market transactions. The Company generally invests up to $30 million in each transaction and through its subsidiary, ACFS, will arrange and secure capital for larger transactions. The Company's primary business objectives are to increase its net operating income and net asset value by investing its assets in senior debt, subordinated debt with detachable warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. The Company's loans typically range from $5 million to $30 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. The Company prices its debt and equity investments based on its analysis of each transaction. As of March 31, 2001, the weighted average effective yield on the Company's investments was 14.0%. From its formation in 1986 through the IPO, the Company arranged financing transactions aggregating over $400 million and invested in equity securities in eight of those transactions. From the IPO through June 13, 2001, the Company invested $131 million in equity securities and $639 million in debt securities of middle market companies including over $22 million in funds committed but undrawn under credit facilities.


    In most cases, the Company receives rights to require the business to purchase the warrants and stock held by the Company ("Put Rights") under various circumstances including, typically, the repayment of the Company's loans or debt securities. The Company may use its Put Rights to dispose of its equity interest in a business, although the Company's ability to exercise Put Rights may be limited or nonexistent if a business is illiquid. In most cases, the Company also receives the right to representation on the businesses' board of directors. At March 31, 2001, the Company had board seats on 37 out of 46 portfolio companies and had board observation rights on 4 of the remaining portfolio companies in which it has made investments.


    The Company generally acquires equity interests in the companies from which it has purchased debt securities with the goal of enhancing its overall return. As of March 31, 2001, the Company had a fully-diluted weighted average ownership interest of 37% in its portfolio companies. The Company is prepared to be a long-term partner to its portfolio companies thereby positioning the Company to participate in their future financing needs. As of March 31, 2001, the Company has invested $64 million in follow-on investments. The opportunity to liquidate its investments and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if the Company exercises its Put Rights. The Company generally does not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but the Company generally does have the right to sell its equity interests in a public offering by the business to the extent permitted by the underwriters.


    The Company makes available significant managerial assistance to its portfolio companies. Such assistance typically involves closely monitoring the operations of the company, hiring additional senior management, if needed, being available for consultation with its officers, developing the business plan and providing financial guidance and participating on the company's board of directors. Providing assistance to its borrowers serves as a means of influence for the Company as well as an opportunity for the Company to assist in maximizing the value of the portfolio company.

    Prior to the IPO, the Company established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included Sunbeam Corporation, the U.S. Office of Personnel Management, American Premier Underwriters, Inc. (formerly Penn Central Corporation), Campbell Soup Company, Union Carbide Corporation, National Forge Company, Inc., Air Products Company, Ampco-Pittsburgh Corporation and British Petroleum Company. In most of the ESOP transactions structured by the Company, the employees agree to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company is structured so that the fair market value of stock contributed to the ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. The Company is a leading firm in structuring and implementing ESOP employee buyouts. The Company believes that its ESOP knowledge and experience and its ability to fund transactions positions the Company favorably in the market place.

    The Company believes that it has established an extensive referral network comprised of private equity and mezzanine funds, investment bankers, attorneys, accountants, commercial bankers, unions, business and financial brokers, and existing ESOP companies. The Company has also developed an extensive set of Internet sites that generates financing requests and provides businesses an efficient tool for learning about the Company and its capabilities.

    The Company has a marketing department headed by a senior vice president of marketing dedicated to maintaining contact with members of the referral network and receiving opportunities for the Company to consider. During 2000 the marketing department received information concerning in excess of 3,300 transactions for consideration. Many of those transactions did not meet the Company's criteria for initial consideration, but the opportunities that met those criteria were sent to the Company's principals for further review and consideration.

    The Company's executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 and its telephone number is (301) 951-6122. In addition to its executive offices, the Company maintains offices in New York, Boston, San Francisco, Los Angeles, Philadelphia, Chicago and Dallas.

LENDING AND INVESTMENT DECISION CRITERIA

    The Company reviews certain criteria in order to make investment decisions. The criteria listed below provide a general guide for the Company's lending and investment decisions, although not all criteria are required to be favorable in order for the Company to make an investment.

    OPERATING HISTORY. The Company focuses on target companies that have stable operating histories and are profitable or near profitable at existing operating levels. The Company reviews the target company's ability to service and repay debt based on its historical results of operations. The Company considers factors such as market shares, customer concentration, recession history, competitive environment and ability to sustain margins. The Company does not expect to lend or invest in start-up or other early stage companies.

    GROWTH. The Company considers a target company's ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by the Company.

    LIQUIDATION VALUE OF ASSETS. Although the Company does not operate as an asset-based lender, liquidation value of the assets collateralizing the Company's loans is an important factor in many credit decisions. Emphasis is placed both on tangible assets (accounts receivable, inventory, plant, property and equipment) as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

    EXPERIENCED MANAGEMENT TEAM. The Company requires that each portfolio company have a management team that is experienced and properly incentivized through a significant ownership interest in the portfolio company. The Company requires that a potential recipient of the Company's financing have a management team that has demonstrated the ability to execute the portfolio company's objectives and implement its business plan.

    EXIT STRATEGY. Prior to making an investment, the Company analyzes the potential for the target company to experience a liquidity event that will allow the Company to realize value for its equity position. Liquidity events include, among other things, a private sale of the Company's financial interest, a sale of the portfolio company, an initial public offering or a purchase by the portfolio company or one of its stockholders of the Company's equity position.

OPERATIONS

    MARKETING AND ORIGINATION PROCESS. The Company and ACFS have 34 professionals responsible for originating loans and investments and providing financial assistance to middle market companies and intend to hire between 8 and 12 additional professionals during the next twelve months. To identify potential financing opportunities, the Company has a dedicated marketing department headed by a senior vice president who manages an extensive referral network comprised of private equity and mezzanine funds, investment bankers, unions, attorneys, accountants, commercial bankers, business and financial brokers and prospective or existing ESOP companies. The Company also uses its Internet sites and those of its portfolio company, Capital.com, to attract financing opportunities.

    APPROVAL PROCESS. The Company's financial professionals review informational packages in search of potential financing opportunities and conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of the target company's historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, background investigations on the management team and research on the applicant's products, service and industry. The Company engages professionals such as environmental consultants, accountants, lawyers, risk managers and management consultants to perform elements of the due diligence review as it deems appropriate. Upon completion of a due diligence investigation, one of the Company's principals prepares an investment committee report summarizing the target company's historical and projected financial statements, industry, and management team and analyzing its conformity to the Company's general investment criteria. The principal then presents this profile to the Company's Investment Committee. The Company's Investment Committee and the Company's Board of Directors must approve each financing.

    PORTFOLIO MANAGEMENT. In addition to the review at the time of original underwriting, the Company attempts to preserve and enhance the earnings quality of its portfolio companies through proactive management of its relationships with its clients. This process includes attendance at portfolio company board meetings, management consultation and review and management of covenant compliance. The Company's investment and finance personnel regularly review portfolio company monthly financial statements to assess cash flow performance and trends, periodically evaluate the operations of the client, seek to identify industry or other economic issues that may adversely affect the client, and prepare quarterly summaries of the aggregate portfolio quality for management review.

LOAN GRADING

    The Company evaluates and classifies all loans based on their current risk profiles. The process requires the Director of Reporting and Compliance to grade a loan on a scale of one to four. Loans graded four involve the least amount of risk of loss, while loans graded one have the highest risk of loss. The loan grade is then reviewed and approved by the Investment Committee and the Board of Directors. This loan grading process is intended to reflect the performance of the portfolio company's business, the collateral coverage of the loans and other factors considered relevant. For more information regarding the Company's loan grading practices, see "Management's Discussion and Analysis of Financial Condition and Results of Operations--Portfolio Credit Quality."

COMPETITION

    The Company competes with a large number of private equity and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of the Company's competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Company does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Company. In addition, certain of the Company's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures the Company faces will not have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, the Company may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that the Company will be able to identify and make investments that satisfy its investment objectives or that the Company will be able to meet its investment goals.

EMPLOYEES


    As of March 31, 2001, the Company had 62 employees, 34 of whom are professionals working on financings for middle market companies. The Company believes that its relations with its employees are excellent.


THE COMPANY'S OPERATIONS AS A BDC AND RIC

    As a BDC, the Company may not acquire any asset other than 'Qualifying Assets' unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the Company's total assets. The principal categories of Qualifying Assets relevant to the business of the Company are the following:

    - securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States,
      (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit;

    - securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

    - cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

    The Company may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. Since the Company made its BDC election, it has not made any substantial change in its structure or in the nature of its business.

    The Company operates so as to qualify as a RIC under the Code. Generally, in order to qualify as a RIC, the Company must continue to qualify as a BDC and distribute to shareholders in a timely manner, at least 90% of its "investment company taxable income" as defined by the Code. Also, the Company must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities as defined by the Code. Additionally, the Company must diversify its holdings so that (a) at least 50% of the value of the Company's assets consists of cash, cash items, Government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer and (b) no more than 25% of the value of the Company's assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. If the Company qualifies as a RIC, it will not be subject to Federal income tax on the portion of its taxable income and net capital gains it distributes in a timely fashion to stockholders. In addition, with respect to each calendar year, if the Company distributes or is treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of its capital gain net income for each one-year period ending on October 31, and distributes 98% of its net ordinary income for such calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible Federal excise tax imposed with respect to certain undistributed income of RICs.

    If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distribution to its stockholders. In addition, in that case, all of the Company's distributions to its shareholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).

    The Company's wholly-owned subsidiary, ACFS, is a corporation under Subchapter C of the Code and is subject to corporate level Federal income tax.

TEMPORARY INVESTMENTS

    Pending investment in other types of Qualifying Assets, the Company has invested its otherwise uninvested cash primarily in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments ("Temporary Investments") so that at least seventy percent (70%) of its assets are Qualifying Assets. Typically, the Company invests in U.S. Treasury bills. Additionally, the Company may invest in repurchase obligations of a 'primary dealer' in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of the Board of Directors. There is no percentage restriction on the proportion of the Company's assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities.

LEVERAGE

    For the purpose of making investments and to take advantage of favorable interest rates, the Company has issued, and intends to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits the Company, as a BDC, to issue senior debt securities and preferred stock (collectively, "Senior Securities") in amounts such that the Company's asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, the Company is exposed to the risks of leverage. Although the Company has no current intention to do so, it has retained the right to issue preferred stock. As permitted by the 1940 Act, the Company may, in addition, borrow amounts up to five percent (5%) of its total assets for temporary purposes.

INVESTMENT OBJECTIVES AND POLICIES

    The Company's investment objectives are to achieve a high level of current income from the collection of interest, dividends and related fees, as well as long-term growth in its shareholders' equity through the appreciation in value of the Company's equity interests in the portfolio companies in which it invests. The following restrictions, along with these investment objectives, are the Company's only fundamental policies--that is, policies that may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. The percentage restrictions set forth below other than the restriction pertaining to the issuance of Senior Securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction:

    - the Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if after giving effect to such acquisition the value of its Qualifying Assets amounts to less than 70% of the value of its total assets. For a summary definition of Qualifying Assets, see "The Company's Operations as a BDC and RIC." The Company believes that most of the securities it proposes to acquire (provided that the Company controls, or through its officers or other participants in the financing transaction, makes significant managerial assistance available to the issuers of these securities), as well as Temporary Investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.

    - the Company may invest up to 100% of its assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, the Company may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the 1933 Act. The Company may invest up to 50% of its assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. The Company will not concentrate its investments in any particular industry or group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets (including assets held by ACFS) consists of securities of companies in the same industry.

    - the Company may issue Senior Securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, the Company may issue Senior Securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Securities.

    - The Company will not (a) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an "underwriter" of securities purchased by it that must be registered under the 1933 Act before they may be offered or sold to the public); (b) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (c) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by portfolio companies); (d) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (e) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with its acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances or
      (ii) with regard to managing risks associated with publicly-traded securities issued by portfolio companies); (f) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (g) acquire more than 3% of the voting stock of, or invest more than 5% of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of the Company's investments in securities issued by other investment companies it should be noted that such investments may subject the Company's shareholders to additional expenses.


INVESTMENT ADVISOR

    The Company has no investment advisor and is internally managed by its executive officers under the supervision of the Board of Directors.

                              PORTFOLIO COMPANIES

    The following table sets forth certain information as of March 31, 2001, regarding each portfolio company in which the Company currently has a debt or equity investment. All such debt and equity investments have been made in accordance with the Company's investment policies and procedures.


                                                                                  % OF CLASS                     VALUE OF
                                                                                  OWNED ON A       COST OR     INVESTMENT AS
   NAME AND ADDRESS OF                                                           FULLY DILUTED  INITIAL VALUE  OF MARCH 31,
    PORTFOLIO COMPANY         NATURE OF BUSINESS          TYPE OF SECURITY         BASIS(1)     OF INVESTMENT     2001(2)
----------------------------------------------------------------------------------------------------------------------------
A&M Cleaning Products,     Manufacturing --           Subordinated Debt                --          $ 5,076        $ 5,076
  Inc.                     Household Cleaning         Common Stock Warrants          21.9%           1,643          2,237
4110 Old Greenville        Products                   Redeemable Preferred             --              468            468
  Highway                                               Stock
Central, SC 29630
----------------------------------------------------------------------------------------------------------------------------
A.H. Harris & Sons, Inc.   Wholesale & Retail --      Subordinated Debt                --            9,512          9,512
321 Ellis Street           Construction Material      Common Stock Warrants          10.0%             534          1,050
New Britain, CT 06050
----------------------------------------------------------------------------------------------------------------------------
Aeriform Corporation       Manufacturing -- Packaged  Subordinated Debt                --            8,492          8,492
8350 Mosley                Industrial Gas
Houston, TX 77068
----------------------------------------------------------------------------------------------------------------------------
Atlantech International    Manufacturing --           Subordinated Debt with          8.8%          18,876         18,876
5883 Glenridge Drive,      Polymer-based Products       Non-                          1.3%           1,026          1,026
Suite 200                                               Detachable Warrants
Atlanta, GA 30328                                     Redeemable Preferred
                                                        Stock
                                                        with Non-Detachable
                                                        Common Stock
----------------------------------------------------------------------------------------------------------------------------
Auxi Health, Inc.          Healthcare -- Home         Subordinated Debt                --           12,852         12,852
810 Crescent Center Drive  Healthcare                 Common Stock Warrants          17.9%           2,599          1,856
Franklin, TN 37067                                    Preferred Stock                55.8%           2,629          2,629
----------------------------------------------------------------------------------------------------------------------------
Biddeford Textile Corp.    Manufacturing --           Senior Debt                      --            1,728          1,728
2 Main St. & Biddeford     Electronic Blankets        Common Stock Warrants          10.0%           1,100            797
  Industrial Park
P.O Box 624
Biddeford, ME 04005
----------------------------------------------------------------------------------------------------------------------------
BIW Connector Systems,     Manufacturing --           Senior Debt                      --            2,340          2,340
  LLC                      Specialty Connectors       Subordinated Debt                --            4,777          4,777
500 Tesconi Circle                                    Common Stock Warrants           8.0%             652          2,068
Santa Rosa, CA 95401
----------------------------------------------------------------------------------------------------------------------------
Capital.com, Inc.          Internet -- Financial      Common Stock                   85.0%           1,492          1,492
2 Bethesda Metro Center    Portal
Bethesda, MD 20814
----------------------------------------------------------------------------------------------------------------------------
Case Logic                 Manufacturing -- Storage   Subordinated Debt with          9.6%          20,215         20,215
6303 Dry Creek Parkway     Products Designer and        Non-
Longmont, CO 80503         Marketer                     Detachable Warrants
----------------------------------------------------------------------------------------------------------------------------
Caswell-Massey Holdings    Wholesale & Retail --      Senior Debt                      --            1,667          1,667
  Corp.                    Toiletries                 Subordinated Debt                --            1,767          1,767
121 Fieldcrest Avenue                                 Common Stock Warrants          24.0%             552          1,092
Edison, NJ 08837
----------------------------------------------------------------------------------------------------------------------------
Chance Coach, Inc.         Manufacturing -- Buses     Senior Debt                      --            8,717          8,717
2811 North Ohio Street                                Subordinated Debt                --            8,408          8,408
Wichita, KS 67219                                     Common Stock                   20.5%           1,896          2,793
                                                      Common Stock Warrants          43.2%           4,041          5,950
                                                      Preferred Stock                20.0%           2,000          2,793
----------------------------------------------------------------------------------------------------------------------------
Chromas Technologies       Manufacturing -- Printing  Senior Debt                      --           10,452         10,452
1365 Newton                Presses                    Subordinated Debt                --            7,470          7,470
Boucherville J4B BH2                                  Common Stock                   35.0%           1,500          1,500
                                                      Common Stock Warrants          25.0%           1,071          1,071
                                                      Preferred Stock                40.0%           4,162          4,162
----------------------------------------------------------------------------------------------------------------------------
CST Industries, Inc.       Manufacturing -- Bolted    Subordinated Debt                --            7,935          7,935
5400 Kansas Avenue         Steel Tanks                Common Stock Warrants          13.0%           1,090          1,090
Kansas City, KS 66106
----------------------------------------------------------------------------------------------------------------------------
Confluence Holdings Corp.  Manufacturing -- Canoes &  Subordinated Debt                --           12,116         12,116
3761 Old Glenola Road      Kayaks                     Common Stock                    6.0%             537             --
Trinity, NC 27370                                     Common Stock Warrants          20.4%           2,163          1,784
----------------------------------------------------------------------------------------------------------------------------

                                                                                  % OF CLASS                     VALUE OF
                                                                                  OWNED ON A       COST OR     INVESTMENT AS
   NAME AND ADDRESS OF                                                           FULLY DILUTED  INITIAL VALUE  OF MARCH 31,
    PORTFOLIO COMPANY         NATURE OF BUSINESS          TYPE OF SECURITY         BASIS(1)     OF INVESTMENT     2001(2)
----------------------------------------------------------------------------------------------------------------------------
Cornell Companies, Inc.    Service -- Private         Subordinated Debt                --          $28,967        $28,967
1700 West Loop South,      Corrections                Common Stock Warrants           2.2%           1,102          1,459
Suite 1500
Houston, TX 77027
----------------------------------------------------------------------------------------------------------------------------
Crosman Corporation        Manufacturing -- Small     Subordinated Debt                --            3,897          3,897
Routes 5 & 20              Arms                       Common Stock Warrants           3.5%             330            330
East Bloomfield, NY 14443
----------------------------------------------------------------------------------------------------------------------------
Cycle Gear, Inc.           Wholesale & Retail --      Senior Debt                      --              750            750
303 43rd Street            Motor Cycle Accessories    Subordinated Debt                --            4,954          4,954
Richmond, CA 94805                                    Common Stock Warrants          34.0%             374            884
----------------------------------------------------------------------------------------------------------------------------
Decorative Surfaces        Manufacturing --           Subordinated Debt                --           17,689         17,689
International, Inc.        Decorative Paper & Vinyl   Preferred Stock                42.3%           4,571             --
1280 N. Grant Avenue       Products                   Common Stock Warrants           2.9%             803             --
Columbus, OH 43201
----------------------------------------------------------------------------------------------------------------------------
Dixie Trucking Company,    Transportation --          Subordinated Debt                --            4,084          4,083
  Inc.                     Overnight Shorthaul        Common Stock Warrants          32.0%             141            553
3606 N. Graham Street      Delivery
Charlotte, NC 28206
----------------------------------------------------------------------------------------------------------------------------
Electrolux, LLC            Manufacturing -- Vacuum    Common Stock                    2.5%             246          2,000
5956 Sherry Lane           Cleaners
Dallas, TX 75225
----------------------------------------------------------------------------------------------------------------------------
Erie County Plastics       Manufacturing -- Molded    Subordinated Debt                --            8,987          8,987
One Plastic Road           Corporation Plastics       Common Stock Warrants           8.0%           1,170          1,170
Corry, PA 16407
----------------------------------------------------------------------------------------------------------------------------
EuroCaribe Packing         Manufacturing -- Meat      Senior Debt                      --            8,434          8,434
  Company, Inc.            Processing                 Subordinated Debt                --            9,248          6,248
PO Box 3146                                           Common Stock Warrants          37.1%           1,110             --
Zona Industrial Sabana
  Abajo
Carolina (San Juan), PR
  00984
----------------------------------------------------------------------------------------------------------------------------
Fulton Bellows &           Manufacturing -- Bellows   Senior Debt                      --           13,196         13,196
  Components, Inc.                                    Subordinated Debt                --            6,803          6,803
2318 Kingston Pike                                    Common Stock Warrants          20.0%           1,305          1,197
Knoxville, TN 37919                                   Preferred Stock                40.0%           3,254            372
----------------------------------------------------------------------------------------------------------------------------
Goldman Industrial Group   Manufacturing -- Machine   Subordinated Debt                --           27,344         27,344
1 Post Office Square,      Tools, Metal Cutting       Common Stock Warrants          15.0%           2,822          2,822
  Suite 4100               Types
Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------
IGI, Inc.                  Healthcare -- Veterinary   Subordinated Debt                --            5,387          5,387
Wheat Rd. & Lincoln        Vaccines                   Common Stock Warrants          18.7%           2,003          1,841
  Avenue
Buena, NJ 08310
----------------------------------------------------------------------------------------------------------------------------
Iowa Mold Tooling, Inc.    Manufacturing --           Subordinated Debt                --           24,149         24,149
500 Highway 18 West        Specialty Equipment        Common Stock                   28.7%           3,200          3,200
POB 189                                               Common Stock Warrants          53.0%           5,918          5,918
Garner, IA 50438-0189
----------------------------------------------------------------------------------------------------------------------------
JAAGIR, LLC                Service -- IT Staffing     Subordinated Debt                --            2,819          2,819
Heritage Square 1          and Consulting             Common Stock Warrants           4.0%             271            271
4835 LBJ Freeway, Suite
  800
Dallas TX 75244
----------------------------------------------------------------------------------------------------------------------------
JAG Industries, Inc.       Manufacturing -- Metal     Senior Debt                      --            1,107          1,107
2201 Aisquith Street       Fabrication and Tablet     Subordinated Debt                --            2,463          2,463
Baltimore, MD 21218        Manufacturing              Common Stock Warrants          75.0%             505             --
----------------------------------------------------------------------------------------------------------------------------
Kelly Aerospace, Inc.      Manufactoring -- General   Senior Debt                      --            9,368          9,368
1400 East South Blvd       Aviation & Performance     Subordinated Debt                --            8,753          8,753
Montgomery, AL 36116       Automotive                 Common Stock Warrants          15.0%           1,589          1,589
----------------------------------------------------------------------------------------------------------------------------
Lion Brewery, Inc.         Manufacturing -- Malt      Subordinated Debt                --            6,006          6,006
700 N. Pennsylvania        Beverages                  Common Stock Warrants          54.0%             675          6,730
  Avenue
Wilkes-Barre, PA 18705
----------------------------------------------------------------------------------------------------------------------------
Lubricating Specialties    Manufacturing --           Senior Debt                      --            6,928          6,928
  Co.                      Lubricant and Grease       Subordinated Debt                --           14,754         14,754
8015 Paramount Blvd                                   Common Stock Warrants          21.0%             791            791
Pico River, CA 90660-4888
----------------------------------------------------------------------------------------------------------------------------

                                                                                  % OF CLASS                     VALUE OF
                                                                                  OWNED ON A       COST OR     INVESTMENT AS
   NAME AND ADDRESS OF                                                           FULLY DILUTED  INITIAL VALUE  OF MARCH 31,
    PORTFOLIO COMPANY         NATURE OF BUSINESS          TYPE OF SECURITY         BASIS(1)     OF INVESTMENT     2001(2)
----------------------------------------------------------------------------------------------------------------------------
MBT International Inc.     Wholesale & Retail --      Senior Debt                      --          $ 3,300        $ 3,300
620 Dobbin Road            Musical Instrument         Subordinated Debt                --            6,911          6,911
Charleston, SC 29414       Distributor                Common Stock Warrants          30.6%           1,214            991
                                                      Preferred Stock                53.1%           2,250          1,722
----------------------------------------------------------------------------------------------------------------------------
New Piper Aircraft, Inc.   Manufacturing Aircraft     Subordinated Debt                --           18,262         18,262
2926 Piper Drive           Manufacturing              Common Stock Warrants           4.0%           2,231          3,578
Vero Beach, FL 32960
----------------------------------------------------------------------------------------------------------------------------
o2wireless Solutions Inc.  Telecommunications --      Common Stock Warrants           8.0%           2,521          4,091
440 Interstate North       Wireless Communications
  Parkway                  Network Services
Atlanta, GA 30339
----------------------------------------------------------------------------------------------------------------------------
Parts Plus Group           Wholesale & Retail --      Subordinated Debt                --            4,357          4,357
1041 Glassboro Road        Auto Parts Distributor     Common Stock Warrants           3.6%             333            333
Suite F1                                              Preferred Stock                 1.7%             556             --
Williamstown, NJ 08094
----------------------------------------------------------------------------------------------------------------------------
Patriot Medical            Service -- Repair          Senior Debt                      --            2,716          2,716
  Technologies, Inc.       Services                   Subordinated Debt                --            2,779          2,779
210 Twenty-Fifth Avenue                               Common Stock Warrants          15.6%             612            612
Nashville, TN 37203                                   Preferred Stock                16.6%           1,126          1,126
----------------------------------------------------------------------------------------------------------------------------
Starcom Holdings, Inc.     Construction --            Subordinated Debt                --           20,236         20,236
661 Pleasant Street        Electrical Contractor      Common Stock                    2.8%             616            322
Norwood, MA 02062                                     Common Stock Warrants          17.5%           3,914          3,227
----------------------------------------------------------------------------------------------------------------------------
Sunvest Industries, LLC    Manufacturing -- Contract  Senior Debt                      --            5,000          5,000
61 Sunset Beach Road       Manufacturing              Common Stock Warrants          38.0%             347            347
Branford, CT 06405                                    Preferred Stock                35.0%           1,358          1,358
----------------------------------------------------------------------------------------------------------------------------
The Inca Group             Manufacturing -- Steel     Subordinated Debt                --           16,120         16,120
501 East Purnell           Products                   Common Stock                   27.7%           1,700          1,637
Lewisville, TX 75067                                  Common Stock Warrants          57.3%           3,060          3.333
----------------------------------------------------------------------------------------------------------------------------
The L.A. Studios, Inc.     Wholesale & Retail --      Subordinated Debt                --            2,082          2,082
3453 Cahuenga Blvd         Audio Production           Common Stock Warrants          17.0%             902          1,176
Hollywood, CA 90068
----------------------------------------------------------------------------------------------------------------------------
Transcore Holdings, Inc.   Information Technology --  Subordinated Debt                --           23,051         23,051
7611 Derry Street          Transportation             Common Stock Warrants          10.2%           4,583          7,783
Harrisburg, PA 17111       Information Management     Redeemable Preferred             --            2,319          2,319
                           Services                     Stock
----------------------------------------------------------------------------------------------------------------------------
Tube City Olympic of       Manufacturing -- Mill      Senior Debt                      --            7,447          7,447
  Ohio, Inc.               Services
12 Monongahela Avenue
Glassport, PA 15045
----------------------------------------------------------------------------------------------------------------------------
Tube City, Inc.            Manufacturing -- Mill      Subordinated Debt                --            6,583          6,583
12 Monongahela Avenue      Services                   Common Stock Warrants          14.8%           2,523          3,040
Glassport, PA 15045
----------------------------------------------------------------------------------------------------------------------------
Warner Power, LLC (2)      Manufacturing -- Power     Senior Debt                      --            1,000          1,000
40 Depot Street            and Electrical Ballasts    Subordinated Debt                --            3,987          3,987
Warner, NH 03278                                      Common Stock Warrants          53.1%           1,629          3,726
----------------------------------------------------------------------------------------------------------------------------
Westwind Group Holdings,   Service -- Restaurants     Preferred Stock                  --            3,403          1,715
  Inc.                                                Common Stock                   10.0%              --             --
12555 High Bluff Drive
Suite 120
San Diego, CA 92130
----------------------------------------------------------------------------------------------------------------------------
Wrenchead.com, Inc.        Internet -- Auto Parts     Common Stock                    1.0%              --            104
108 Corporate Park Dive,   Distributor
Suite 101
White Plains, NY 10604
----------------------------------------------------------------------------------------------------------------------------
ACS Equities, LP           Investment Partnership     Common Stock                   90.0%           8,197             --
2 Bethesda Metro Center
Bethesda, MD 20814
----------------------------------------------------------------------------------------------------------------------------


(1) PERCENTAGES SHOWN FOR WARRANTS AND PREFERRED STOCK HELD REPRESENT THE PERCENTAGE OF CLASS OF SECURITY WE MAY OWN, ON A FULLY DILUTED BASIS, ASSUMING WE EXERCISE OUR WARRANTS OR CONVERT OUR PREFERRED STOCK TO COMMON STOCK.

(2) THESE VALUATIONS WERE DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS.

    The Company makes available significant managerial assistance to its portfolio companies by closely monitoring the operations of the companies, assisting in the hiring of additional senior management, if needed, being available for consultations with officers, developing the business plan and participating on the board of directors. As of March 31, 2001, the Company had board seats on 37 out of 46 businesses in its portfolio and had board observation rights on 4 of the remaining businesses. Additionally, ACFS has investment banking agreements with a limited number of portfolio companies. The following is a summary of additional information concerning certain portfolio companies in which the Company's investment in each such company represents more than 5% of the Company's assets. This information was provided to the Company by its respective portfolio companies. The Company has relied exclusively on the information provided by its portfolio companies in preparing this summary. For additional information relating to the value of the Company's investments in its portfolio companies, see the Company's consolidated financial statements as of March 31, 2001 appearing elsewhere in this Prospectus.


    IOWA MOLD TOOLING, INC. Iowa Mold Tooling Co., Inc. ("IMT") designs, engineers and manufactures specialized fleet service vehicles and material handling equipment. It has five major product lines: wallboard loaders, articulating cranes, lubrication vehicles, mechanics' bodies and tire service vehicles. IMT primarily designs and manufactures its products at a single plant in Iowa. IMT sells its product through a global distribution network of approximately 40 non-exclusive dealers that account for approximately 80% of IMT's sales. No one customer accounts for greater than 10% of IMT's annual revenues. Customers for IMT products are primarily in the construction, material handling, building-supply, tire service, public works, utility, railroad and mining industries.

    IMT has several competitors that compete in each of its markets and share many of the Company's dealers. They range from large multi-national and multi-product public companies to small private companies. The largest industry exposure to competition is housing and building supply, from which 40% of IMT's revenues are derived. IMT has expertise in hydraulic, pneumatic, electric and structural design and process capabilities that include material cutting, welding, painting and assembly. While IMT possesses certain patents and trademarks, competitors generally have similar or analogous rights.IMT was founded in 1961 to provide tread designs for re-treaded tires. IMT expanded its portfolio to include a variety of additional products. The first was a truck-mounted articulating crane designed to handle large off-the-road tires. The Company then introduced a line of lubrication and mechanics field service truck bodies. In 1976, IMT introduced its first wallboard handling crane. In 1978, it introduced a telescopic crane utilized in corner mount, service body applications in the repair of construction and agricultural equipment. In September 1985, Sudbury, Inc., acquired IMT as a wholly-owned subsidiary. Sudbury, a then publicly traded conglomerate of industrial businesses, completed several acquisition in the late 1980's and early 1990's. In 1996, Sudbury was acquired by Intermet (Nasdaq: IMNT). The Company sponsored a buyout of IMT from Intermet in September, 2000.

    IMT's chief executive officer is Richard Long, who has over 35 years of experience in manufacturing, engineering, distribution and sales. Ira Wagner, Chief Operating Officer of the Company, and David Steinglass, a Principal of the Company, are members of the Board of Directors of IMT.

    TRANSCORE HOLDINGS, INC. TransCore Holdings, Inc. ("TransCore") is a provider of transportation information management systems and services in the following categories: freeway management applications, traffic signal control systems, electronic toll collection systems, emergency management applications, incident management applications, traveler information applications, advanced public transit applications, electronic fare payment systems, and rail grade crossing systems. Over 80% of TransCore's customers are state and local government entities such as the Ilinios Strate Toll Highway Association and the Florida Department of Trasnportation. Founded in 1938, TransCore has market presence in many segments of the toll collection and intelligent transportation systems industry. In the toll collection market, TransCore has installed and maintains the toll collection equipment in over 60% of the toll collection lanes in the United States. In the border crossing market, TransCore has installed 9 of the 13 border crossing systems in the form of dedicated commuter lane systems and intelligent transportation border crossing systems. TransCore operates 50 offices in 22 states. The company was formed in 1996 by Science Applications International Corporation (SAIC) In 1997, a group of investors, including the Company, sponsored a buyout of TransCore from SAIC.

    During 2000, TransCore purchased Amtech and Viastar. Amtech, a subsidiary of Unova, Inc. (NYSE: UNA), is a Dallas-based supplier of wireless data technologies, such as radio frequency identification devices for intelligent transportation systems including highway, rail and parking applications. Amtech is also is a systems integrator and operator with a market presence in the US and internationally. Viastar is a nationwide provider of outsourcing services to the small and medium size long-haul trucking companies, truck stops and truck drivers. Viastar's services include fuel management and purchase control services through the use of a proprietary funds transfer card, regulatory compliance services, such as fuel tax processing, driver log auditing and audit representation, and document processing services including annual licensing, permitting and titling.

    In January 2001, TransCore purchased DAT Services, a provider of freight-exchange services in North America with market share in the freight-matching and logistics market. DAT operates an extensive electronic information exchange through which its customers match loads in need of shipment and trucks available for hire.

    TransCore has a few major competitors in each of its markets. In the toll collection market, the two major competitors are Lockheed Martin IMS and Metropolitan Fiber System. There are also several smaller competitors in the toll collection market that do not have significant market share. Lockheed Martin IMS and Signal Processing Systems are the two major competitors in the border crossing market. In its remaining markets, TransCore has several competitors with varying amounts of market share. While TransCore has numerous patents on various technologies, it does not solely rely on these to maintain competitive advantage.

    TransCore's chief executive officer, John Worthington, has over 20 years of experience in the transportation industry and has extensive experience in operations, financial administration, merger and acquisition activities, and strategic planning. Darin Winn, a Principal of the Company, is a member of the Board of Directors of TransCore.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Company's outstanding Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of the Company's preferred stock) by the total number of shares of Common Stock outstanding at the date as of which the determination is made.

    In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair market value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, the Board of Directors will determine fair market value on the basis of collateral, the issuer's ability to make payments, its earnings and other pertinent factors.

    A substantial portion of the Company's assets consists of securities carried at fair market values determined by its Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to the financial statements refer to the uncertainty with respect to the possible effect of such valuations on the Financial Statements.

                                   MANAGEMENT

    The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors has nine members, six of whom are not "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act (the "Independent Directors"). The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.


    Pursuant to the terms of the Company's Second Amended and Restated Certificate of Incorporation, the directors are divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2002, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2003 and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2004. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Messrs. Blumenthal, Hahl and Lundine have terms expiring in 2002, Messrs. Wilkus, Harper and Peterson have terms expiring in 2003 and Ms. Baskin and Messrs. Gladstone and Puryear have terms expiring in 2004. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

EXECUTIVE OFFICERS AND DIRECTORS

    The persons that are executive officers ("Executive Officers") and directors of the Company and their positions are set forth below:


NAME(1)                                    AGE      POSITION
-------                                  --------   --------
EXECUTIVE OFFICERS AND DIRECTORS:
Malon Wilkus (1986)....................     49      President, Chief Executive Officer and Chairman of
                                                    the Board of Directors(2)
David Gladstone (1997).................     58      Vice Chairman of the Board of Directors(2)
Adam Blumenthal (1993).................     40      Vice Chairman of the Board of Directors(2)

EXECUTIVE OFFICERS:
John Erickson..........................     41      Executive Vice President and Chief Financial Officer
Ira Wagner.............................     48      Executive Vice President and Chief Operating Officer

DIRECTORS:
Mary C. Baskin (2000)..................     50      Director
Neil M. Hahl (1997)....................     52      Director
Philip R. Harper (1997)................     57      Director
Stan Lundine (1997)....................     62      Director
Kenneth D. Peterson, Jr. (2001)........     48      Director
Alvin N. Puryear (1998)................     63      Director


------------------------

(1) For directors, year first elected as director is shown.

(2) Interested Person as defined in Section 2(a)(19) of the 1940 Act. Messrs. Blumenthal, Gladstone and Wilkus are Interested Persons because they are employees and officers of the Company.


    MALON WILKUS. Mr. Wilkus founded the Company in 1986 and has served as the Company's Chief Executive Officer since that time. From 1986 to 1999, he was also President and became President of the Company again in May 2001. Mr. Wilkus served as Vice Chairman of the Board of Directors of the Company from 1997 to 1998 and has served as Chairman of the Board of Directors since 1998. Mr. Wilkus is past Chairman and a current Director of the National Center for Employee Ownership. Mr. Wilkus is a member of the Board of Governors of the ESOP Association.



    DAVID GLADSTONE. Mr. Gladstone has served as Vice Chairman of the Board of the Company since 1998 and as Chairman from 1997 to 1998. From 1974 to 1997, Mr. Gladstone held various positions, including Chairman and Chief Executive Officer, with Allied Capital Corporation, a specialty finance company, and certain of its companies. He is a trustee of Capital Automotive REIT, a real estate investment trust. From 1992 to 1997, Mr. Gladstone served as a Director and President and Chief Executive Officer of Business Mortgage Investors, a Real Estate Trust. Mr. Gladstone served as a Director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He currently serves as a Trustee Emeritus of The George Washington University. Mr. Gladstone is a Member Emeritus of Capital Investor, a private backed by Information Technology professionals to make investments in start-up companies and is chairman of Coastal Berry Company, a large farming business. He also an advisor to Women's Growth Fund, a venture capital fund that invests in women-owned businesses.

    ADAM BLUMENTHAL. Mr. Blumenthal has served as Vice Chairman of the Board of the Company since May 2001. From 1999 to 2001, he was the Company's President and Chief Operating Officer and from 1995 to 1999, he was Executive Vice President and from 1990 to 1995, he was a Vice President of Company. Mr. Blumenthal currently serves as a Director of Mobile Tool International, Inc., EuroCaribe Packing Company, Inc. and Weston ACAS Holdings, Inc.



    MARY C. BASKIN. Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.



    JOHN ERICKSON. Mr. Erickson has served as Executive Vice President since 2001 and Chief Financial Officer of the Company since 1998 and as Secretary since 1999. He served as a Vice President of the Company from 1998 to 2000. He is a member of the Board of Directors of Capital.com, Inc. From 1990 to 1996, he served as Chief Financial Officer of Storage USA, Inc., an operator of self-storage facilities. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.



    NEIL M. HAHL. Mr. Hahl has been President of The Weitling Group, a business consulting firm, since 1996. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and CFO of Penn Central Corporation. Mr. Hahl is currently a Director of Buckeye Management Company, the general partner of Buckeye Partners, L.P.


    PHILIP R. HARPER. Mr. Harper has served as Chairman, Chief Executive Officer and President, of US Investigations Services, Inc., a private investigations company, since 1996. From 1991 to 1995, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services-Western Business Unit.

    STAN LUNDINE. Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman since 1995 and as Executive Director of the Foundation for Enterprise Development since 1997. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. Mr. Lundine is a Director of US Investigations Services, Inc. John Ullmun & Associates, Inc., and National Forge Company. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives.


    KENNETH D. PETERSON, JR. Mr. Peterson has been CEO of Columbia Ventures Corporation since 1987. He is a member of the board of directors of International Aluminum Corporation.


    ALVIN N. PURYEAR. Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship at Baruch College of the City University of New York and has been on the faculty there since 1970. He is a Director of the GreenPoint Bank, the GreenPoint Financial Corporation.

    IRA WAGNER. Mr. Wagner has served as Executive Vice President and Chief Operating Officer of the Company since May 2001 and served as a Senior Vice President of the Company earlier in 2001. He has been an employee of the Company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1990 to 1997, Mr. Wagner was a Senior Vice President of MONY

Capital Markets, a specialty investment banking firm which arranged private financing primarily for companies in the food industry.

EMPLOYMENT AGREEMENTS


    Each of the Executive Officers has entered into an employment agreement with the Company. The base salary under the employment agreements of Messrs. Wilkus, Gladstone and Blumenthal is $150,000 per year. The base salary under the employment agreement of Mr. Erickson is $125,000 and the base salary under the employment agreement of Mr. Wagner is $200,000. The Board of Directors has the right to increase the base salary during the term of each agreement and also, generally, to decrease it, but not below the original base salary, and has adjusted the base salaries of Messrs. Wilkus and Erickson to $264,000 and $201,250, respectively. The employment agreements provide that the executives are entitled to participate in a performance based bonus program under which each will receive up to 200% of his base salary (160% in the case of Mr. Wagner, 125% in the case of Mr. Erickson and 100% in the case of Mr. Blumenthal) depending on the Company's performance against certain criteria to be established annually by the Compensation and Compliance Committee of the Board of Directors. Each Executive Officer with an employment agreement except Mr. Blumenthal will be entitled to receive 5% of this bonus regardless of the Company's performance.


    Under each agreement, the executive is contractually entitled to participate in the Employee Option Plans, although the Company has now fulfilled its obligations with regard to the grant of options to each executive under the Employee Option Plans. If the Company should terminate an executive's employment by reason of the executive's disability, the executive would be entitled for two years to receive from the Company the difference between his base salary plus annual bonus and any long-term disability benefits. Additionally, the executive's unvested options that would have vested within one year of the disability termination would vest. Vested options would expire unless exercised within 18 months of the termination date. If the Company should terminate an executive's employment for any reason other than a disability or misconduct, the executive would be entitled to receive his base salary and bonus for two years or, in the case of Mr. Wagner, 18 months (Mr. Erickson would receive a $60,000 severance payment), although each executive (other than Messrs. Erickson and Wagner) could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the executive (other than Messrs. Erickson and Wagner) resigned with good reason, which generally includes conduct by the Company materially and adversely changing the executive's responsibilities and duties, a material breach by the Company of the employment agreement or a change in control of the Company. Mr. Gladstone's contract also defines good reason as determination by him of a material difference with the Board of Directors. Additionally, an executive's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or misconduct or if he resigned with good reason. None of the rights described in this paragraph apply to Mr. Blumenthal.


    The employment agreements of Messrs. Blumenthal and Gladstone contain certain additional rights in the event of employment termination, other than as a result of death or the executive's misconduct, and if the executive either has a purchase note outstanding under an Option Exercise Agreement or, as described below, an unamortized premium payment under a Split Dollar Agreement. In such circumstances, at the election of the executive, the executive and the Company would enter into a supplemental employment agreement providing for continued employment with the Company for nominal consideration and with limited duties, which would be continued through the term of any such purchase note and Split Dollar Agreement.


    Under each of the employment agreements (other than that of Mr. Blumenthal), if the executive dies, his estate will be entitled to receive the annual bonus in the year of death. Additionally, he will be considered to have vested on the date of death in those options that would vest within one year of the date of death, and would forfeit any unvested options. All such vested options would expire unless exercised within 18 months of the date of death.

    In the event that the Company should terminate an executive's employment as a result of the executive's misconduct or in the event that the executive voluntary terminates his employment for other than good reason, all unvested stock options would be forfeited and the executive would have no more than 90 days to exercise any unexercised options.

    Upon termination of employment, an executive would be subject to certain non-compete covenants. These covenants would generally apply for the longer of one year and the period the executive is receiving severance payments. However, as noted above, during periods when an executive is receiving severance payments from the Company, he may terminate covenants prohibiting competition by foregoing such payments.


    Messrs. Blumenthal and Gladstone have also entered into "Split Dollar Agreements" entitling them to participate in a split dollar life insurance program. Under the program, the Company has paid or will pay the premium of a life insurance policy on the life of the executive, with the executive being deemed to receive income each year generally equal to a level amortization or the premium over a ten-year period. While the executive or his designee is the owner of the policy, the Company will retain an interest in the policy equal to the unamortized amount of the premium. Upon termination of employment, the executive will generally have an obligation to pay to the Company the unamortized premium amount. In addition, for so long as the executive remains an employee of the Company, the Company will purchase a term life insurance policy in the amount of the unamortized premium payment due on the split dollar policy. The total premiums paid or to be paid on the split dollar policies of Messrs. Blumenthal and Gladstone are $504,000 and $1,825,000, respectively. Each of the executives has pledged the split dollar insurance policies and benefits payable thereunder as collateral for certain loans extended to them by the Company for the purchase of Company Stock in connection with the exercise of options under the Employee Option Plan.



    The Company has entered into a series of loan transactions with most of the Executive Officers pertaining to the exercise of options under the Employee Option Plan. As of June 7, 1999, the Company entered into Option Exercise Agreements ("Option Exercise Agreements") with each of Messrs. Wilkus, Blumenthal and Erickson providing for such loans and pertaining to the exercise of options to purchase 117,428, 312,788 and 25,000 shares of Common Stock, respectively. As of August 6, 1999, the Company entered into an Option Exercise Agreement with Mr. Gladstone pertaining to the exercise of options to purchase 608,782 shares of Common Stock; as of December 12, 2000, the Company entered into an Option Exercise Agreement with Mr. Wagner pertaining to the exercise of options for 16,066 shares of Common Stock, as of March 2, 2001 and March 7, 2001, the Company entered into Option Exercise Agreements with Mr. Wilkus pertaining to the exercise of options to purchase an aggregate of 100,000 shares of Common Stock and as of March 13, 2001, the Company entered into an Option Exercise Agreement with Mr. Blumenthal pertaining to the exercise of options to purchase 92,550 shares of Common Stock.

    In each case, the Company lent to the Executive Officer the full option exercise price, which ranged from $15.00 to $22.88 per share of Common Stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amounts lent were $4,230,949.30 to Mr. Wilkus, $7,303,081.32 to Mr. Blumenthal, $411,783.09 to Mr. Erickson, $9,466,232.91 to
Mr. Gladstone, and $302,509.26 to Mr. Wagner. All such amounts remain outstanding, except that Mr. Gladstone has partially repaid his loan and the remaining outstanding principal amount is $5,112,383.40, and Mr. Erickson has partially repaid his loan and the remaining principal amount is $9,054,449.82. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan, except that the maturity of Mr. Gladstone's loan is three years from the date of the loan. The interest rate charged on the loans to Messrs. Wilkus, Erickson and Blumenthal for their June 7, 1999 loans is 5.27% per annum. The interest rate on Mr. Gladstone's loan is 4.89% per annum, on Mr. Wagner's loan is 5.75% per annum and on Messrs. Wilkus' and Blumenthal's March 2001 loans is 4.98% per annum. Each loan is collateralized by a pledge of the shares of Common Stock purchased with the loan. In addition, the loans to Messrs. Blumenthal and Gladstone are secured by the pledge of certain split dollar life insurance policies described below. The Company has full recourse to each Executive Officer for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of the Executive Officer's employment with the Company.


COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also serve on the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

    EXECUTIVE COMMITTEE -- This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the Investment Company Act of 1940, as amended (the "1940 Act"). Members of the Executive Committee are Messrs. Wilkus, Gladstone and Blumenthal. All three members of the Executive Committee are 'interested persons' under the 1940 Act.

    AUDIT COMMITTEE -- This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions the Company's management and independent auditors on the application of accounting and reporting standards to the Company. The Audit Committee also reviews the valuations of portfolio companies presented by management. The Audit Committee is presently composed of Ms. Baskin and Messrs. Hahl and Peterson. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable and as may be modified or supplemented.

    COMPENSATION AND COMPLIANCE COMMITTEE -- This committee (formerly the Compensation Committee) has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of Executive Officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company's Employee Option Plan. This committee also has the responsibility for reviewing and approving matters regarding ethics, securities law compliance and portfolio company workouts. Members of this committee are Messrs. Harper, Lundine and Puryear.

    The Compensation and Compliance Committee also serves as the Board of Directors' standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Nominations made by Stockholders must be made by written notice (setting forth the information required by the Company's Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to Stockholders.

                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Company's Dividend Reinvestment Plan (the "Reinvestment Plan"), a stockholder whose shares are registered in his own name may have all distributions reinvested automatically in additional shares by EquiServe, L.P., the Reinvestment Plan administrator (the "Reinvestment Plan Administrator"), by providing the required enrollment notice to the Reinvestment Plan Administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested automatically only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Reinvestment Plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in the Reinvestment Plan at any time by delivering written notice to the Reinvestment Plan Administrator before the record date of the next dividend or distribution. All distributions to stockholders who do not participate in the Reinvestment Plan will be paid by check mailed directly to the record holder by or under the direction of the Reinvestment Plan Administrator when the Board of Directors declares a dividend or distribution.

    When the Company declares a dividend or distribution, stockholders who are participants in the Reinvestment Plan receive the equivalent of the amount of the dividend or distribution in shares of the Common Stock. The Reinvestment Plan Administrator buys shares in the open market, on the Nasdaq National Market or elsewhere. Alternatively, the Board of Directors may choose to contribute newly issued shares of Common Stock to the Reinvestment Plan, in lieu of the payment of cash dividends on shares held in the Reinvestment Plan. The Reinvestment Plan Administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the Reinvestment Plan participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

    The Reinvestment Plan Administrator maintains all stockholder accounts in the Reinvestment Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common Stock in the account of each Plan participant is held by the Reinvestment Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy includes shares purchased pursuant to the Reinvestment Plan.

    There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Reinvestment Plan Administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by the Company to its transfer agent. There are no brokerage charges with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Administrator's open market purchases in connection with the reinvestment of distributions.

    The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on distributions. See "Business--The Company's Operations as a BDC and RIC."

                         DESCRIPTION OF THE SECURITIES

    The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock, $0.01 par value per share and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock," the Preferred Stock and the Common Stock are collectively referred to as the "Capital Stock"). The following summary of the Company's Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company's Second Amended and Restated Certificate of Incorporation, as amended. Reference is made to the Company's Second Amended and Restated Certificate of Incorporation, as amended, for a detailed description of the provisions summarized below.

    COMMON STOCK. All shares of Common Stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Common Stock if and when declared by the Board of Directors of the Company out of funds legally available therefor. The holders of Common Stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the Company, each share of Common Stock is entitled to share ratably in all assets of the Company that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of Common Stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

    PREFERRED STOCK. In addition to shares of Common Stock, the Company's Second Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of shares of Preferred Stock. The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to Common Stock, the Preferred Stock, together with all other Senior Securities, must not exceed an amount equal to 50% of the Company's total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company has no present plans to issue any shares of Preferred Stock, but believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this Prospectus, we will issue an appropriate Prospectus Supplement. You should read that Prospectus Supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.


    WARRANTS. In connection with the IPO, the Company sold to certain underwriters named in the underwriting agreement (the "Underwriters") warrants (the "Underwriters' Warrants") to purchase up to 442,751 shares of Common Stock, representing 4% of the shares of Common Stock outstanding after completion of the IPO, at a purchase price equal to the initial offering price per share. The Underwriters' Warrants were immediately exercisable and have a term of five years from the date of the IPO (the "Warrant Exercise Term"). In December 1999, the Company repurchased Underwriters' Warrants representing 393,675 shares of Common Stock from one of the Underwriters, leaving Underwriters' Warrants for 49,076 shares of Common Stock outstanding. The Company has registered the Warrant Shares for resale. As of June 13, 2001, all of the outstanding Underwriters' Warrants were owned of record by Friedman, Billings, Ramsey & Co., Inc. ("FBR"). FBR has no current business relationship with the Company. It served as lead underwriter in the IPO and has served as an underwriter in certain subsequent public offerings of Common Stock by the Company. The Company understands that as of June 13, 2001, FBR owns no shares of Common Stock. The Warrant Shares represent in the aggregate less than one percent of the shares of outstanding Common Stock. During the Warrant Exercise Term, the holders are given the opportunity to profit from a rise in market price of the shares of Common Stock. To the extent that the Underwriters' Warrants are exercised, dilution to the interests of the holders of the Common Stock will occur. In addition, the terms upon which the Company will be able to obtain additional equity capital may be adversely affected because the Warrant Holder can be expected to exercise them at a time when the Company likely would be able to obtain any needed capital on terms more favorable to the Company than those provided in the Underwriters' Warrants.


    DEBT SECURITIES. The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a Prospectus Supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

      CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS

    LIMITATION ON LIABILITY OF DIRECTORS. The Company has adopted provisions in its Second Amended and Restated Certificate of Incorporation, as amended, limiting the liability of directors and officers of the Company for monetary damages to the extent permitted under Delaware law. The effect of this provision in the Second Amended and Restated Certificate of Incorporation, as amended, is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate the rights of the Company or any stockholder to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.


    CERTAIN ANTI-TAKEOVER PROVISIONS. The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws of the Company contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the Board of Directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws.


    CLASSIFIED BOARD OF DIRECTORS. The Second Amended and Restated Certificate of Incorporation, as amended, provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the Board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. The Company believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure continuity and stability of the Company's management and policies.

    NUMBER OF DIRECTORS; REMOVAL; FILING VACANCIES. The Second Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors will be determined pursuant to the Bylaws. In addition, the Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of the Board of Directors then in office. The Second Amended and Restated Certificate of Incorporation, as amended, provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, the Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder's own nominees.

    The Second Amended and Restated Certificate of Incorporation, as amended, also provides that, except as may be provided in a resolution or resolution designating any class or series of preferred stock, the directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

    NO STOCKHOLDER ACTION BY WRITTEN CONSENT. The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of Stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

    ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS. The Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of the Company (the "Stockholder Notice Procedure").

    The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the Federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by the Company not less than 60 days or more than 90 days prior to the first anniversary of the previous year's annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

    AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS. The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides that the provisions therein relating to the classified Board of Directors, the number of directors, vacancies on the Board of Directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors voting together as a single class.

    The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the other provisions of such Certificate may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of the Board of Directors then in office and a majority of the voting power of all of the shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

    The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of the Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing the Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

    These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in the Company's Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, such as those that provide for the classification of the Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

                                   REGULATION


    The Company is a closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act and, as such, is subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than 'interested persons,' as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.


    The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of Common Stock if its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary purposes.

    Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company's total assets. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

        (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

           (a) is organized under the laws of, and has its principal place of business in, the United States or any state;

           (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

           (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

        (2) Securities of any eligible portfolio company which is controlled by the business development company.

        (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

        (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

                               SHARE REPURCHASES


    Common stock of closed-end investment companies frequently trades at discounts from net asset value. The Company cannot predict whether its shares of Common Stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. The Board of Directors has authorized officers of the Company in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of the Company in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if at any time after September 1999 the Company's shares publicly trade for a substantial period of time at a substantial discount from the Company's then current net asset value per share, the Company's Board of Directors will consider authorizing periodic repurchases of the Company's shares or other actions designed to eliminate the discount. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Company's status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Company's ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause the Company's total assets to decrease, which may have the effect of increasing the Company's expense ratio. The Company may borrow money to finance the repurchase of shares subject to the limitations described in this Prospectus. Any interest on such borrowing for this purpose will reduce the Company's net income. During 1998, in accordance with the regulations governing RICs, the Company repurchased 30,000 shares of its outstanding Common Stock. In 1999, the Company repurchased Underwriters Warrants for 393,675 shares of Common Stock.


                              PLAN OF DISTRIBUTION

    The Company may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable Prospectus Supplement.

    The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of Common Stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of the Company's Common Stock.

    In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable Prospectus Supplement.

    Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq National Market, or another exchange on which the Common Stock is traded.

    Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

    If so indicated in the applicable Prospectus Supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

    In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.


    The Company has been advised by the Warrant Holder that the Warrant Holder may sell the Warrant Shares from time to time in transactions on the Nasdaq Stock Market, in negotiated transactions, or otherwise, or by a combination of these methods, at fixed prices that may be changed, at market prices at the time of sale, at prices related to market prices or at negotiated prices. The Warrant Holder may effect these transactions by selling the Warrant Shares to or through broker-dealers, who may receive compensation in the form of discounts, concessions or commissions from the Warrant Holder or the purchasers of the Warrant Shares for whom the broker-dealer may act as an agent or to whom they may sell the Warrant Shares as a principal, or both. The compensation to a particular broker-dealer may be in excess of customary commissions.



    The Warrant Holder will pay all commissions and certain other expenses associated with the sale of the Warrant Shares. The Warrant Shares offered hereby are being registered pursuant to contractual obligations of the Company, and the Company has paid the expenses of the preparation of this Prospectus. The Company has also agreed to indemnify the Warrant Holder with respect to the Warrant Shares offered hereby against certain liabilities generally to the same extent as the Company has agreed to indemnify the Underwriters.


         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

    The Company's securities are held under a custodian agreement by Riggs Bank, N.A. The address of the custodian is 808 17th St. NW, Washington, D.C. 20004. The Company's assets are held under bank custodianship in compliance with the 1940 Act. State Street Bank and Trust Company acts as the Company's transfer and dividend paying agent and registrar. The principal business address of State Street Bank and Trust is c/o EquiServe, L.P., 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

                                 LEGAL MATTERS

    The legality of the Securities offered hereby will be passed upon for the Company by Arnold & Porter, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the Prospectus Supplement.

                                    EXPERTS

    Ernst & Young LLP, independent auditors, have audited the Company's financial statements and financial highlights at December 31, 2000 and 1999, and for the three years ended December 31, 2000 as set forth in their report. The Company has included its financial statements and financial highlights in this Prospectus and elsewhere in the Registration Statement in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

                       TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION


                                                               PAGE IN THE        LOCATION
                                                                STATEMENT        OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN THE
                                                               INFORMATION       PROSPECTUS
                                                              -------------   -----------------
General Information and History.............................    SAI-2            1, 31
Investment Objective and Policies...........................    SAI-2             37
Management..................................................    SAI-2             44
Compensation of Executive Officers..........................    SAI-2             47
Compensation of Directors...................................    SAI-3             --
Stock Option Awards.........................................    SAI-5             --
Committees of the Board of Directors........................     --               49
Control Persons and Principal Holders of Securities.........    SAI-6             --
Investment Advisory Services................................    SAI-7             --
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................    SAI-7             58
Financial Statements........................................    SAI-7             F-1
Brokerage Allocation and Other Practices....................    SAI-8             --
Tax Status..................................................    SAI-8             35

                       AMERICAN CAPITAL STRATEGIES, LTD.
                         INDEX TO FINANCIAL STATEMENTS


AUDITED FINANCIAL STATEMENTS
  Report of Independent Auditors............................     F-2
  Balance Sheets as of December 31, 2000 and 1999...........     F-3
  Schedules of Investments as of December 31, 2000 and
    1999....................................................     F-4
  Statements of Operations for the years ended December 31,
    2000, 1999 and 1998.....................................    F-11
  Statements of Shareholders' Equity for the years ended
    December 31, 2000, 1999 and 1998........................    F-12
  Statements of Cash Flows for the years ended December 31,
    2000, 1999 and 1998.....................................    F-13
  Financial Highlights for the years ended December 31,
    2000, 1999 and 1998.....................................    F-14
  Notes to Financial Statements.............................    F-16

UNAUDITED FINANCIAL STATEMENTS
  Balance Sheets as of March 31, 2001 and December 31,
    2000....................................................    F-31
  Schedules of Investments as of March 31, 2001 and
    December 31, 2000.......................................    F-32
  Statements of Operations for the three months ended
    March 31, 2001 and 2000.................................    F-40
  Statements of Shareholders' Equity for the three months
    ended March 31, 2001 and 2000...........................    F-41
  Statements of Cash Flows for the three months ended
    March 31, 2001 and 2000.................................    F-42
  Financial Highlights for the three months ended March 31,
    2001 and 2000...........................................    F-43
  Notes to Unaudited Financial Statements...................    F-44

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
American Capital Strategies, Ltd.

    We have audited the accompanying balance sheets of American Capital Strategies, Ltd., including the schedules of investments, as of December 31, 2000 and 1999, the related statements of operations, shareholders' equity, and cash flows and the financial highlights for the three years ended December 31, 2000. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Capital Strategies, Ltd. at December 31, 2000 and 1999, and the results of its operations, its cash flows and its financial highlights for the three years ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

McLean, Virginia
February 5, 2001

                       AMERICAN CAPITAL STRATEGIES, LTD.
                                 BALANCE SHEETS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999
                                                              ------------   ------------
Assets
Cash and cash equivalents...................................    $ 11,192       $  2,037
Investments at fair value (cost of $563,331 and $305,264,
  respectively).............................................     582,108        377,554
Investment in unconsolidated operating subsidiary...........       1,120          4,893
Due from unconsolidated operating subsidiary................       7,433          2,331
Interest receivable.........................................       4,935          2,417
Other.......................................................       7,856          6,140
                                                                --------       --------
Total assets................................................    $614,644       $395,372
                                                                ========       ========

Liabilities and Shareholders' Equity
Revolving credit facility...................................    $ 68,002       $ 78,545
Notes payable...............................................      87,200             --
Accrued dividends payable...................................       6,163            547
Other.......................................................       8,112          4,535
                                                                --------       --------
Total liabilities...........................................     169,477         83,627

Commitments and Contingencies

Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares
  authorized, 0 issued and outstanding......................          --             --
Common stock, $.01 par value, 70,000 shares authorized, and
  28,003 and 18,252 issued and outstanding, respectively....         280            183
Capital in excess of par value..............................     448,587        255,922
Notes receivable from sale of common stock..................     (27,389)       (23,052)
(Distributions in excess of) undistributed net realized
  earnings..................................................        (341)         1,080
Unrealized appreciation of investments......................      24,030         77,612
                                                                --------       --------
Total shareholders' equity..................................     445,167        311,745
                                                                --------       --------
Total liabilities and shareholders' equity..................    $614,644       $395,372
                                                                ========       ========

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
                             (Dollars in thousands)

COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
A&M Cleaning Products, Inc.           Manufacturing -- Household          Subordinated Debt                   $  5,045   $  5,045
                                        Cleaning Products
                                                                          Common Stock Warrants, 21.9% of
                                                                            Co.                                  1,643      2,237
                                                                          Redeemable Preferred Stock (1)           447        447
                                                                                                              --------   --------
                                                                                                                 7,135      7,729
----------------------------------------------------------------------------------------------------------------------------------
A.H. Harris & Sons, Inc.              Wholesale & Retail -- Construction  Subordinated Debt                      9,494      9,494
                                        Material
                                                                          Common Stock Warrants, 10.0% of
                                                                            Co.                                    534      1,050
                                                                                                              --------   --------
                                                                                                                10,028     10,544
----------------------------------------------------------------------------------------------------------------------------------
Aeriform Corporation                  Manufacturing -- Packaged           Subordinated Debt                      8,346      8,346
                                        Industrial Gas
----------------------------------------------------------------------------------------------------------------------------------
Atlantech International               Manufacturing -- Polymer-based      Subordinated Debt with
                                        Products                            Non-Detachable Warrants             18,781     18,781
                                                                          Redeemable Preferred Stock with
                                                                            Non-Detachable Common Stock,
                                                                            1.3% of Co.                          1,007      1,007
                                                                                                              --------   --------
                                                                                                                19,788     19,788
----------------------------------------------------------------------------------------------------------------------------------
Auxi Health, Inc. (2)                 Healthcare -- Home Healthcare       Subordinated Debt                     12,546     12,546
                                                                          Common Stock Warrants, 17.9% of
                                                                            Co.                                  2,599      1,856
                                                                          Preferred Stock, Convertible into
                                                                            55.8% of Co.                         2,578      2,578
                                                                                                              --------   --------
                                                                                                                17,723     16,980
----------------------------------------------------------------------------------------------------------------------------------
Biddeford Textile Corp.               Manufacturing -- Electronic         Senior Debt                            1,552      1,552
                                        Blankets
                                                                          Common Stock Warrants, 10.0% of
                                                                            Co.                                  1,100        942
                                                                                                              --------   --------
                                                                                                                 2,652      2,494
----------------------------------------------------------------------------------------------------------------------------------
BIW Connector Systems, LLC            Manufacturing -- Specialty          Senior Debt                            2,553      2,553
                                        Connectors
                                                                          Subordinated Debt                      4,940      4,940
                                                                          Common Stock Warrants, 8.0% of Co.       652      2,068
                                                                                                              --------   --------
                                                                                                                 8,145      9,561
----------------------------------------------------------------------------------------------------------------------------------
Capital.com, Inc. (2)                 Internet -- Financial Portal        Common Stock, 85.0% of Co.             1,492      1,492
----------------------------------------------------------------------------------------------------------------------------------
Case Logic                            Manufacturing -- Storage Products   Subordinated Debt with
                                        Designer and Marketer               Non-Detachable Warrants, 9.6% of
                                                                            Co.                                 19,958     19,958
----------------------------------------------------------------------------------------------------------------------------------
Caswell-Massey Holdings Corp.         Wholesale & Retail -- Toiletries    Senior Debt                            1,833      1,833
                                                                          Subordinated Debt                      1,745      1,745
                                                                          Common Stock Warrants, 24.0% of
                                                                            Co.                                    552      1,092
                                                                                                              --------   --------
                                                                                                                 4,130      4,670
----------------------------------------------------------------------------------------------------------------------------------
Centennial Broadcasting, Inc.         Media -- Radio Stations             Subordinated Debt                     18,778     18,778
----------------------------------------------------------------------------------------------------------------------------------
Chance Coach, Inc. (2)                Manufacturing -- Buses              Senior Debt                            2,411      2,411
                                                                          Subordinated Debt                      8,147      8,147
                                                                          Common Stock, 20.4% of Co.             1,896      2,793
                                                                          Common Stock Warrants, 43.0% of
                                                                            Co.                                  4,041      5,950
                                                                          Preferred Stock, Convertible into
                                                                            20.0% of Co.                         2,000      2,793
                                                                                                              --------   --------
                                                                                                                18,495     22,094
----------------------------------------------------------------------------------------------------------------------------------
Chromas Technologies (2)              Manufacturing -- Printing Presses   Senior Debt                           10,452     10,452
                                                                          Subordinated Debt                      4,447      4,447
                                                                          Common Stock, 35.0% of Co.             1,500      1,500
                                                                          Common Stock Warrants, 25.0% of
                                                                            Co.                                  1,071      1,071
                                                                          Preferred Stock, Convertible into
                                                                            40.0% of Co.                         4,080      4,080
                                                                                                              --------   --------
                                                                                                                21,550     21,550
----------------------------------------------------------------------------------------------------------------------------------

(1) Non-income producing

(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
                             (Dollars in thousands)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
Confluence Holdings Corp. (2)         Manufacturing -- Canoes & Kayaks    Subordinated Debt                   $ 10,648   $ 10,648
                                                                          Common Stock, 6.0% of Co.                537         37
                                                                          Common Stock Warrants, 20.4% of
                                                                            Co.                                  1,630      1,352
                                                                                                              --------   --------
                                                                                                                12,815     12,037
----------------------------------------------------------------------------------------------------------------------------------
Cornell Companies, Inc.               Service -- Private Corrections      Subordinated Debt                     28,929     28,929
                                                                          Common Stock Warrants, 2.2% of Co.     1,102      1,071
                                                                                                              --------   --------
                                                                                                                30,031     30,000
----------------------------------------------------------------------------------------------------------------------------------
Crosman Corporation                   Manufacturing -- Small Arms         Subordinated Debt                      3,854      3,854
                                                                          Common Stock Warrants 3.5% of Co.        330        330
                                                                                                              --------   --------
                                                                                                                 4,184      4,184
----------------------------------------------------------------------------------------------------------------------------------
Cycle Gear, Inc. (2)                  Wholesale & Retail -- Motor Cycle   Senior Debt                              750        750
                                      Accessories                         Subordinated Debt                      4,344      4,344
                                                                          Common Stock Warrants, 34.0% of
                                                                            Co.                                    374        884
                                                                                                              --------   --------
                                                                                                                 5,468      5,978
----------------------------------------------------------------------------------------------------------------------------------
Decorative Surfaces International,    Manufacturing -- Decorative Paper   Subordinated Debt                     12,878     12,878
                                      & Vinyl
  Inc. (2)                            Products                            Common Stock Warrants, 42.3% of
                                                                            Co.                                  4,571         --
                                                                          Preferred Stock, Convertible into
                                                                            2.9% of Co.                            803         --
                                                                                                              --------   --------
                                                                                                                18,252     12,878
----------------------------------------------------------------------------------------------------------------------------------
Dixie Trucking Company, Inc. (2)      Transportation -- Overnight         Subordinated Debt                      4,079      4,079
                                      Shorthaul Delivery
                                                                          Common Stock Warrants, 32.0% of
                                                                            Co.                                    141        553
                                                                                                              --------   --------
                                                                                                                 4,220      4,632
----------------------------------------------------------------------------------------------------------------------------------
Electrolux, LLC                       Manufacturing -- Vacuum Cleaners    Common Stock, 2.5% of Co.                246      2,000
----------------------------------------------------------------------------------------------------------------------------------
Erie County Plastics Corporation      Manufacturing -- Molded Plastics    Subordinated Debt                      8,920      8,920
                                                                          Common Stock Warrants, 8.0% of Co.     1,170      1,170
                                                                                                              --------   --------
                                                                                                                10,090     10,090
----------------------------------------------------------------------------------------------------------------------------------
EuroCaribe Packing Company, Inc. (2)  Manufacturing -- Meat Processing    Senior Debt                            7,959      7,959
                                                                          Subordinated Debt                      9,048      7,048
                                                                                                              --------   --------
                                                                          Common Stock Warrants, 37.1% of
                                                                            Co.                                  1,110         --
                                                                                                              --------   --------
                                                                                                                18,117     15,007
----------------------------------------------------------------------------------------------------------------------------------
Fulton Bellows & Components,          Manufacturing -- Bellows            Senior Debt                           13,100     13,100
  Inc. (2)                                                                Subordinated Debt                      6,771      6,771
                                                                          Common Stock Warrants, 20.0% of
                                                                            Co.                                  1,305      1,305
                                                                          Preferred Stock, Convertible into
                                                                            40.0% of Co. (1)                     3,191      3,191
                                                                                                              --------   --------
                                                                                                                24,367     24,367
----------------------------------------------------------------------------------------------------------------------------------
Goldman Industrial Group              Manufacturing -- Machine Tools,     Subordinated Debt                     27,280     27,280
                                      Metal Cutting Types                 Common Stock Warrants, 15.0% of
                                                                            Co.                                  2,822      2,822
                                                                                                              --------   --------
                                                                                                                30,102     30,102
----------------------------------------------------------------------------------------------------------------------------------
IGI, Inc.                             Healthcare -- Veterinary Vaccines   Subordinated Debt                      5,294      5,294
                                                                          Common Stock Warrants, 18.7% of
                                                                            Co.                                  2,003      1,878
                                                                                                              --------   --------
                                                                                                                 7,297      7,172
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing

(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
Iowa Mold Tooling, Inc. (2)           Manufacturing -- Specialty          Subordinated Debt                   $ 23,562   $ 23,562
                                      Equipment
                                                                          Common Stock, 28.7% of Co.             3,200      3,200
                                                                          Common Stock Warrants, 53.0% of
                                                                            Co.                                  5,918      5,918
                                                                                                              --------   --------
                                                                                                                32,680     32,680
----------------------------------------------------------------------------------------------------------------------------------
JAAGIR, LLC                           Service -- IT Staffing and          Subordinated Debt                      2,789      2,789
                                      Consulting
                                                                          Common Stock Warrants, 4.0% of Co.       271        271
                                                                                                              --------   --------
                                                                                                                 3,060      3,060
----------------------------------------------------------------------------------------------------------------------------------
JAG Industries, Inc. (2)              Manufacturing -- Metal Fabrication  Senior Debt                            1,142      1,142
                                      and
                                      Tablet Manufacturing                Subordinated Debt                      2,446      2,446
                                                                          Common Stock Warrants, 75.0% of
                                                                            Co.                                    505         --
                                                                                                              --------   --------
                                                                                                                 4,093      3,588
----------------------------------------------------------------------------------------------------------------------------------
Lion Brewery, Inc. (2)                Manufacturing -- Malt Beverages     Subordinated Debt                      5,996      5,996
                                                                          Common Stock Warrants, 54.0% of
                                                                            Co.                                    675      7,688
                                                                                                              --------   --------
                                                                                                                 6,671     13,684
----------------------------------------------------------------------------------------------------------------------------------
Lubricating Specialties Co.           Manufacturing -- Lubricant and      Senior Debt                            7,206      7,206
                                      Grease
                                                                          Subordinated Debt                     14,718     14,718
                                                                          Common Stock Warrants, 21.0% of
                                                                            Co.                                    791        791
                                                                                                              --------   --------
                                                                                                                22,715     22,715
----------------------------------------------------------------------------------------------------------------------------------
MBT International Inc. (2)            Wholesale & Retail -- Musical       Senior Debt                            3,300      3,300
                                      Instrument
                                      Distributor                         Subordinated Debt                      6,810      6,810
                                                                          Common Stock Warrants, 30.6% of
                                                                            Co.                                  1,214      1,214
                                                                          Preferred Stock, Convertible into
                                                                            53.1% of Co. (1)                     2,250      2,250
                                                                                                              --------   --------
                                                                                                                13,574     13,574
----------------------------------------------------------------------------------------------------------------------------------
New Piper Aircraft, Inc.              Manufacturing Aircraft              Subordinated Debt                     18,211     18,211
                                      Manufacturing
                                                                          Common Stock Warrants, 4.0% of Co.     2,231      3,578
                                                                                                              --------   --------
                                                                                                                20,442     21,789
----------------------------------------------------------------------------------------------------------------------------------
o2wireless Solutions Inc.             Telecommunications -- Wireless      Common Stock Warrants, 8.0% of Co.     2,521     16,670
                                      Communications Network Services
----------------------------------------------------------------------------------------------------------------------------------
Parts Plus Group                      Wholesale & Retail -- Auto Parts    Subordinated Debt                      4,329      4,329
                                      Distributor
                                                                          Common Stock Warrants, 3.6% of Co.       333        333
                                                                          Preferred Stock, Convertible into
                                                                            1.7% of Co. (1)                        555        117
                                                                                                              --------   --------
                                                                                                                 5,217      4,779
----------------------------------------------------------------------------------------------------------------------------------
Patriot Medical Technologies, Inc.    Service -- Repair Services          Senior Debt                            2,805      2,805
  (2)
                                                                          Subordinated Debt                      2,767      2,767
                                                                          Common Stock Warrants, 15.0% of
                                                                            Co.                                    612        612
                                                                          Preferred Stock, Convertible into
                                                                            16.0% of Co.                         1,104      1,104
                                                                                                              --------   --------
                                                                                                                 7,288      7,288
----------------------------------------------------------------------------------------------------------------------------------
Starcom Holdings, Inc.                Construction -- Electrical          Subordinated Debt                     19,199     19,199
                                      Contractor
                                                                          Common Stock, 2.8% of Co.                616        866
                                                                          Common Stock Warrants, 17.5% of
                                                                            Co.                                  3,914      5,415
                                                                                                              --------   --------
                                                                                                                23,729     25,480
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing

(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
Sunvest Industries, LLC (2)           Manufacturing -- Contract           Senior Debt                         $  5,000   $  5,000
                                      Manufacturing
                                                                          Subordinated Debt                      5,295      5,295
                                                                          Common Stock Warrants, 38.0% of
                                                                            Co.                                    705        705
                                                                          Preferred Stock, 35.0% of Co. (1)      1,000      1,000
                                                                                                              --------   --------
                                                                                                                12,000     12,000
----------------------------------------------------------------------------------------------------------------------------------
The Inca Group (2)                    Manufacturing -- Steel Products     Subordinated Debt                     15,858     15,858
                                                                          Common Stock, 27.7% of Co.             1,700      2,010
                                                                          Common Stock Warrants, 57.3% of
                                                                            Co.                                  3,060      4,136
                                                                                                              --------   --------
                                                                                                                20,618     22,004
----------------------------------------------------------------------------------------------------------------------------------
The L.A. Studios, Inc.                Wholesale & Retail -- Audio         Subordinated Debt                      2,555      2,555
                                      Production
                                                                          Common Stock Warrants, 17.0% of
                                                                            Co.                                    902      1,176
                                                                                                              --------   --------
                                                                                                                 3,457      3,731
----------------------------------------------------------------------------------------------------------------------------------
Transcore Holdings, Inc.              Information Technology --           Subordinated Debt                     22,908     22,908
                                      Transportation
                                      Information Management Services     Common Stock Warrants, 10.2% of
                                                                            Co.                                  4,686      5,369
                                                                          Redeemable Preferred Stock               571        571
                                                                                                              --------   --------
                                                                                                                28,165     28,848
----------------------------------------------------------------------------------------------------------------------------------
Tube City Olympic of Ohio, Inc.       Manufacturing -- Mill Services      Senior Debt                            7,909      7,909
----------------------------------------------------------------------------------------------------------------------------------
Tube City, Inc.                       Manufacturing -- Mill Services      Subordinated Debt                      6,460      6,460
                                                                          Common Stock Warrants, 14.8% of
                                                                            Co.                                  2,523      3,040
                                                                                                              --------   --------
                                                                                                                 8,983      9,500
----------------------------------------------------------------------------------------------------------------------------------
Warner Power, LLC (2)                 Manufacturing -- Power Systems and  Senior Debt                            1,125      1,125
                                      Electrical Ballasts                 Subordinated Debt                      3,959      3,959
                                                                          Common Stock Warrants, 53.1% of
                                                                            LLC                                  1,629      4,587
                                                                                                              --------   --------
                                                                                                                 6,713      9,671
----------------------------------------------------------------------------------------------------------------------------------
Westwind Group Holdings, Inc.         Service -- Restaurants              Subordinated Debt                      3,011      1,673
                                                                          Common Stock Warrants, 5.0% of Co.       350         --
                                                                                                              --------   --------
                                                                                                                 3,361      1,673
----------------------------------------------------------------------------------------------------------------------------------
Wrenchead.com, Inc.                   Internet -- Auto Parts Distributor  Common Stock, 1.0% of Co.                 --        104
----------------------------------------------------------------------------------------------------------------------------------
ACS Equities, LP (2)                  Investment Partnership              Common Stock, 90.0% of LP              6,726         --
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate Basis Swap Agreements   Pay Fixed / Receive Floating        9 Contracts / Notional Amounts
                                                                            Totaling $102,123                       --       (582)
                                      Pay Floating / Receive Floating     8 Contracts / Notional Amounts
                                                                            Totaling $166,030                       --       (488)
                                                                                                              --------   --------
                                                                                                                    --     (1,070)
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Investments                   $563,331   $582,108
----------------------------------------------------------------------------------------------------------------------------------
American Capital Financial            Investment Banking                  Common Stock, 100% of Co. (1)            403      1,120
  Services(2)
----------------------------------------------------------------------------------------------------------------------------------
    Totals                                                                                                    $563,734   $583,228
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing

(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999
                             (Dollars in thousands)

COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
A.H. Harris & Sons, Inc.              Wholesale & Retail -- Construction  Subordinated Debt                   $  4,733   $  4,733
                                        Material
                                                                          Common Stock Warrants, 3.5% of Co.       267        267
                                                                                                              --------   --------
                                                                                                                 5,000      5,000
----------------------------------------------------------------------------------------------------------------------------------
Aeriform Corporation                  Manufacturing -- Packaged           Subordinated Debt                      7,774      7,774
                                        Industrial Gas
----------------------------------------------------------------------------------------------------------------------------------
Auxi Health, Inc.                     Healthcare -- Home Healthcare       Common Stock Warrants, 20% of Co.      2,599      1,856
                                                                          Subordinated Debt                     10,136     10,136
                                                                                                              --------   --------
                                                                                                                12,735     11,992
----------------------------------------------------------------------------------------------------------------------------------
BIW Connector Systems, LLC            Manufacturing -- Specialty          Senior Debt                            3,404      3,404
                                        Connectors
                                                                          Subordinated Debt                      6,829      6,829
                                                                          Common Stock Warrants, 8% of LLC         652        451
                                                                                                              --------   --------
                                                                                                                10,885     10,684
----------------------------------------------------------------------------------------------------------------------------------
Capital.com, Inc. (2)                 Internet -- Financial Portal        Common Stock, 85% of Co.               1,492     72,500
----------------------------------------------------------------------------------------------------------------------------------
Caswell-Massey Holdings Corp.         Wholesale & Retail -- Toiletries    Senior Debt                            2,000      2,000
                                                                          Subordinated Debt                      1,670      1,670
                                                                          Common Stock Warrants, 24% of Co.        552        552
                                                                                                              --------   --------
                                                                                                                 4,222      4,222
----------------------------------------------------------------------------------------------------------------------------------
Centennial Broadcasting, Inc.         Media -- Radio Stations             Subordinated Debt                     16,975     16,975
----------------------------------------------------------------------------------------------------------------------------------
Chance Coach, Inc. (2)                Manufacturing -- Buses              Senior Debt                            1,071      1,071
                                                                          Subordinated Debt                      7,520      7,520
                                                                          Preferred Stock, Convertible into
                                                                            20% of Co.                           2,000      2,793
                                                                          Common Stock, 20.5% of Co.             1,896      2,793
                                                                          Common Stock Warrants, 43.2% of
                                                                            Co.                                  4,041      5,950
                                                                                                              --------   --------
                                                                                                                16,528     20,127
----------------------------------------------------------------------------------------------------------------------------------
Confluence Holdings Corp.             Manufacturing -- Canoes & Kayaks    Subordinated Debt                      8,812      8,812
                                                                          Common Stock, 0.7% of Co.                 45         17
                                                                          Common Stock Warrants, 18% of Co.      1,319      1,217
                                                                                                              --------   --------
                                                                                                                10,176     10,046
----------------------------------------------------------------------------------------------------------------------------------
Crosman Corporation                   Manufacturing -- Small Arms         Subordinated Debt                      3,702      3,702
                                                                          Common Stock Warrants, 3.5% of Co.       330        330
                                                                                                              --------   --------
                                                                                                                 4,032      4,032
----------------------------------------------------------------------------------------------------------------------------------
Cycle Gear, Inc. (2)                  Wholesale & Retail -- Motor Cycle   Senior Debt                              750        750
                                      Accessories                         Subordinated Debt                      2,262      2,262
                                                                          Common Stock Warrants, 27.6% of
                                                                            Co.                                    374        374
                                                                                                              --------   --------
                                                                                                                 3,386      3,386
----------------------------------------------------------------------------------------------------------------------------------
Decorative Surfaces International,    Manufacturing -- Decorative Paper   Subordinated Debt                      5,606      5,606
                                        & Vinyl
  Inc. (2)                            Products                            Common Stock Warrants, 42.3% of
                                                                            Co.                                  4,571      4,394
                                                                          Preferred Stock, Convertible into
                                                                            2.9% of Co.                            728        728
                                                                                                              --------   --------
                                                                                                                10,905     10,728
----------------------------------------------------------------------------------------------------------------------------------
Dixie Trucking Company, Inc. (2)      Transportation -- Overnight         Subordinated Debt                      4,064      4,064
                                        Shorthaul Delivery
                                                                          Common Stock Warrants, 32% of Co.        141        141
                                                                                                              --------   --------
                                                                                                                 4,205      4,205
----------------------------------------------------------------------------------------------------------------------------------

(1) Non-income producing

(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
Electrolux, LLC                       Manufacturing -- Vacuum Cleaners    Subordinated Debt                   $  7,849   $  7,849
                                                                          Common Stock, 2.5% of Co.                246      1,144
                                                                                                              --------   --------
                                                                                                                 8,095      8,993
----------------------------------------------------------------------------------------------------------------------------------
Erie County Plastics Corporation      Manufacturing -- Molded Plastics    Subordinated Debt                      8,858      8,858
                                                                          Common Stock Warrants, 8% of Co.       1,170      1,170
                                                                                                              --------   --------
                                                                                                                10,028     10,028
----------------------------------------------------------------------------------------------------------------------------------
EuroCaribe Packing Company, Inc. (2)  Manufacturing -- Meat Processing    Senior Debt                            6,276      6,276
                                                                          Subordinated Debt                      8,971      8,971
                                                                          Common Stock Warrants, 37.1% of
                                                                            Co.                                  1,110      1,046
                                                                                                              --------   --------
                                                                                                                16,357     16,293
----------------------------------------------------------------------------------------------------------------------------------
IGI, Inc.                             Healthcare -- Veterinary Vaccines   Subordinated Debt                      5,037      5,037
                                                                          Common Stock Warrants, 16.7% of
                                                                            Co.                                  2,003      2,587
                                                                                                              --------   --------
                                                                                                                 7,040      7,624
----------------------------------------------------------------------------------------------------------------------------------
JAG Industries, Inc. (2)              Manufacturing -- Metal Fabrication  Senior Debt                            1,200      1,200
                                        and Tablet
                                      Manufacturing                       Subordinated Debt                      2,385      2,385
                                                                          Common Stock Warrants, 75% of Co.        505         --
                                                                                                              --------   --------
                                                                                                                 4,090      3,585
----------------------------------------------------------------------------------------------------------------------------------
Lion Brewery, Inc. (2)                Manufacturing -- Malt Beverages     Subordinated Debt                      5,975      5,975
                                                                          Common Stock Warrants, 54% of Co.        675      1,863
                                                                                                              --------   --------
                                                                                                                 6,650      7,838
----------------------------------------------------------------------------------------------------------------------------------
MBT International Inc. (2)            Wholesale & Retail -- Musical       Senior Debt                            4,200      4,200
                                        Instrument
                                      Distributor                         Common Stock Warrants, 30.6% of
                                                                            Co.                                  1,214      1,214
                                                                          Preferred Stock, Convertible into
                                                                            53.1% of Co. (1)                     2,250      2,250
                                                                          Subordinated Debt                      6,439      6,439
                                                                                                              --------   --------
                                                                                                                14,103     14,103
----------------------------------------------------------------------------------------------------------------------------------
New Piper Aircraft, Inc.              Manufacturing -- Aircrafts          Subordinated Debt                     18,023     18,023
                                                                          Common Stock Warrants, 4% of Co.       2,231      2,884
                                                                                                              --------   --------
                                                                                                                20,254     20,907
----------------------------------------------------------------------------------------------------------------------------------
o2wireless Solutions Inc.             Telecommunications -- Wireless      Subordinated Debt                     10,348     10,348
                                      Communications Network Services     Common Stock Warrants, 11.5% of
                                                                            Co.                                  2,698      2,698
                                                                                                              --------   --------
                                                                                                                13,046     13,046
----------------------------------------------------------------------------------------------------------------------------------
Parts Plus Group                      Wholesale & Retail -- Auto Parts    Subordinated Debt                      4,119      4,119
                                        Distributor
                                                                          Preferred Stock, Convertible into
                                                                            1.9% of Co. (1)                        556        556
                                                                          Common Stock Warrants, 2.4% of Co.       333        333
                                                                                                              --------   --------
                                                                                                                 5,008      5,008
----------------------------------------------------------------------------------------------------------------------------------
Patriot Medical Technologies, Inc.    Service -- Repair Services          Senior Debt                            3,250      3,250
  (2)
                                                                          Subordinated Debt                      2,487      2,487
                                                                          Common Stock Warrants, 14.9% of
                                                                            Co.                                    612        612
                                                                          Preferred Stock, Convertible into
                                                                            16.9% of Co.                         1,020      1,020
                                                                                                              --------   --------
                                                                                                                 7,369      7,369
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing

(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
Starcom Holdings, Inc.                Construction -- Electrical          Subordinated Debt                   $ 18,929   $ 18,929
                                        Contractor
                                                                          Common Stock Warrants, 17.5% of
                                                                            Co.                                  3,914      3,914
                                                                          Common Stock, 2.8% of Co.                616        616
                                                                                                              --------   --------
                                                                                                                23,459     23,459
----------------------------------------------------------------------------------------------------------------------------------
The Inca Group (2)                    Manufacturing -- Steel Products     Common Stock, 18.5% of Co.               850        850
                                                                          Subordinated Debt                     11,177     11,177
                                                                          Common Stock Warrants, 66.5% of
                                                                            Co.                                  3,060      3,060
                                                                                                              --------   --------
                                                                                                                15,087     15,087
----------------------------------------------------------------------------------------------------------------------------------
The L.A. Studios, Inc.                Wholesale & Retail -- Audio         Subordinated Debt                      2,466      2,466
                                        Production
                                                                          Common Stock Warrants, 17% of Co.        902        902
                                                                                                              --------   --------
                                                                                                                 3,368      3,368
----------------------------------------------------------------------------------------------------------------------------------
Transcore Holdings, Inc.              Information Technology --           Subordinated Debt                      5,656      5,656
                                      Transportation Information          Common Stock Warrants, 7.3% of Co.     1,694      1,694
                                        Management
                                      Services
                                      Redeemable Preferred Stock                                                   306        306
                                                                                                              --------   --------
                                                                                                                 7,656      7,656
----------------------------------------------------------------------------------------------------------------------------------
Tube City Olympic of Ohio, Inc.       Manufacturing -- Mill Services      Senior Debt                            9,700      9,700
----------------------------------------------------------------------------------------------------------------------------------
Tube City, Inc.                       Manufacturing -- Mill Services      Subordinated Debt                      6,017      6,017
                                                                          Common Stock Warrants, 14.75% of
                                                                            Co.                                  2,523      2,523
                                                                                                              --------   --------
                                                                                                                 8,540      8,540
----------------------------------------------------------------------------------------------------------------------------------
Warner Power, LLC (2)                 Manufacturing -- Power Systems and  Senior Debt                            4,610      4,610
                                      Electrical Ballasts                 Subordinated Debt                      3,871      3,871
                                                                          Common Stock Warrants, 53.1% of
                                                                            LLC                                  1,629      1,629
                                                                                                              --------   --------
                                                                                                                10,110     10,110
----------------------------------------------------------------------------------------------------------------------------------
Westwind Group Holdings, Inc.         Service -- Restaurants              Subordinated Debt                      2,984      2,984
                                                                          Common Stock Warrants, 5% of Co.         350        244
                                                                                                              --------   --------
                                                                                                                 3,334      3,228
----------------------------------------------------------------------------------------------------------------------------------
Wrenchead.com, Inc.                   Internet -- Auto Parts Distributor  Common Stock, 1% of Co.                   --        104
----------------------------------------------------------------------------------------------------------------------------------
ACS Equities, LP (2)                  Investment Partnership              Common Stock, 90% of LP                3,655         --
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate Basis Swaps Agreements  Pay Floating / Receive Floating     4 Contracts / Notional Amounts
                                                                            Totaling $61,325                        --       (163)
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Investments                   $305,264   $377,554
----------------------------------------------------------------------------------------------------------------------------------
American Capital Financial            Investment Banking                  Common Stock, 100% of Co.(1)             403      4,893
  Services(2)
----------------------------------------------------------------------------------------------------------------------------------
    Totals                                                                                                    $305,667   $382,447
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing

(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF OPERATIONS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                   2000           1999           1998
                                                               ------------   ------------   ------------
Operating income:
Interest and dividend income.................................    $ 58,733       $ 30,833       $ 14,430
Loan fees....................................................       3,995          2,572          2,549
                                                                 --------       --------       --------
Total operating income.......................................      62,728         33,405         16,979

Operating expenses:
Salaries and benefits........................................       2,179          1,045            843
General and administrative...................................       2,414          1,490            809
Interest.....................................................       9,691          4,716             57
                                                                 --------       --------       --------
Total operating expenses.....................................      14,284          7,251          1,709
                                                                 --------       --------       --------
Operating income before equity in loss of unconsolidated
  operating subsidiary.......................................      48,444         26,154         15,270
Equity in loss of unconsolidated operating subsidiary........      (3,773)        (1,493)          (482)
                                                                 --------       --------       --------
Net operating income.........................................      44,671         24,661         14,788
Net realized gain on investments.............................       4,538          2,711             --
(Decrease) increase in net unrealized appreciation of
  investments................................................     (53,582)        69,829          2,127
                                                                 --------       --------       --------
Net (decrease) increase in shareholders' equity resulting
  from operations............................................    $ (4,373)      $ 97,201       $ 16,915
                                                                 --------       --------       --------
Net operating income per common share:      Basic............    $   2.00       $   1.79       $   1.34
                                            Diluted..........    $   1.96       $   1.73       $   1.29
(Loss) earnings per common share:           Basic............    $  (0.20)      $   7.07       $   1.53
                                            Diluted..........    $  (0.19)      $   6.80       $   1.48
Weighted average shares of common stock
  outstanding:                              Basic............      22,323         13,744         11,068
                                            Diluted..........      22,748         14,294         11,424

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, INC.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                                         NOTES       (DISTRIBUTIONS
                                                                                       RECEIVABLE    IN EXCESS OF)
                                                   COMMON STOCK          CAPITAL IN    FROM SALE     UNDISTRIBUTED
                                PREFERRED   --------------------------   EXCESS OF     OF COMMON      NET REALIZED
                                  STOCK        SHARES         AMOUNT     PAR VALUE       STOCK          EARNINGS
                                ---------   -------------   ----------   ----------   ------------   --------------
Balance at January 1, 1998....    $ --         11,069         $  111      $144,940      $     --        $    (55)
  Issuance of common stock
    under stock option
    plans.....................      --             28             --           396            --              --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........      --              7             --           128            --              --
  Repurchase of outstanding
    shares....................      --            (23)            --          (219)           --              --
  Issuance of note receivable
    from sale of common
    stock.....................      --             --             --            --          (300)             --
  Net increase in
    shareholders' equity
    resulting from
    operations................      --             --             --            --            --          14,788
  Distributions...............      --             --             --            --            --         (14,849)
                                  ----         ------         ------      --------      --------        --------
Balance at December 31,
  1998........................    $ --         11,081         $  111      $145,245      $   (300)       $   (116)
                                  ====         ======         ======      ========      ========        ========
  Issuance of common stock....      --          5,605             57        89,151            --              --
  Issuance of common stock
    under stock option
    plans.....................      --          1,520             15        22,832       (22,752)             --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........      --             36             --           693            --              --
  Repurchase of common stock
    warrants..................      --             --             --        (2,165)           --              --
  Issuance of restricted
    shares....................      --             10             --           166            --              --
  Net increase in
    shareholders' equity
    resulting from
    operations................      --             --             --            --            --          27,372
  Distributions...............      --             --             --            --            --         (26,176)
                                  ----         ------         ------      --------      --------        --------
Balance at December 31,
  1999........................    $ --         18,252         $  183      $255,922      $(23,052)       $  1,080
                                  ====         ======         ======      ========      ========        ========
  Issuance of common stock....      --          9,430             94       185,224            --              --
  Issuance of common stock
    under stock option
    plans.....................      --            290              3         6,699        (6,702)             --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........      --             31             --           742            --              --
  Repayments of notes
    receivable from sale of
    common stock..............      --             --             --            --         2,365              --
  Net decrease in
    shareholders' equity
    resulting from
    operations................      --             --             --            --            --          49,209
  Distributions...............      --             --             --            --            --         (50,630)
                                  ----         ------         ------      --------      --------        --------
Balance at December 31,
  2000........................    $ --         28,003         $  280      $448,587      $(27,389)       $   (341)
                                  ====         ======         ======      ========      ========        ========


                                  UNREALIZED         TOTAL
                                 APPRECIATION    SHAREHOLDERS'
                                OF INVESTMENTS      EQUITY
                                --------------   -------------
Balance at January 1, 1998....     $  5,656        $150,652
  Issuance of common stock
    under stock option
    plans.....................           --             396
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........           --             128
  Repurchase of outstanding
    shares....................           --            (219)
  Issuance of note receivable
    from sale of common
    stock.....................           --            (300)
  Net increase in
    shareholders' equity
    resulting from
    operations................        2,127          16,915
  Distributions...............           --         (14,849)
                                   --------        --------
Balance at December 31,
  1998........................     $  7,783        $152,723
                                   ========        ========
  Issuance of common stock....           --          89,208
  Issuance of common stock
    under stock option
    plans.....................           --              95
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........           --             693
  Repurchase of common stock
    warrants..................           --          (2,165)
  Issuance of restricted
    shares....................           --             166
  Net increase in
    shareholders' equity
    resulting from
    operations................       69,829          97,201
  Distributions...............           --         (26,176)
                                   --------        --------
Balance at December 31,
  1999........................     $ 77,612        $311,745
                                   ========        ========
  Issuance of common stock....           --         185,318
  Issuance of common stock
    under stock option
    plans.....................           --              --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........           --             742
  Repayments of notes
    receivable from sale of
    common stock..............           --           2,365
  Net decrease in
    shareholders' equity
    resulting from
    operations................      (53,582)         (4,373)
  Distributions...............           --         (50,630)
                                   --------        --------
Balance at December 31,
  2000........................     $ 24,030        $445,167
                                   ========        ========


                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)


                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999           1998
                                                              ------------   ------------   ------------
Operating activities:
Net (decrease) increase in shareholders' equity resulting
  from operations...........................................   $   (4,373)    $   97,201     $   16,915
Adjustments to reconcile net (decrease) increase in
  shareholders' equity resulting from operations to net cash provided by operating activities:
    Unrealized depreciation (appreciation) of investments...       53,582        (69,829)        (2,127)
    Realized gain on investments............................       (4,538)        (2,711)            --
    Net amortization of securities..........................           --             --         (1,336)
    Accretion of loan discounts.............................       (4,317)        (2,049)          (913)
    Amortization of deferred finance costs..................        1,187            854             --
    Increase in interest receivable.........................       (2,518)          (856)          (917)
    Increase in accrued payment-in-kind dividends and
      interest..............................................       (5,550)        (3,038)          (478)
    Receipt of note for prepayment penalty..................         (884)            --             --
    (Increase) decrease in due from unconsolidated
      subsidiary............................................       (5,102)        (1,553)            83
    Increase in other assets................................       (1,716)        (4,338)           (71)
    Increase in other liabilities...........................        3,577          4,409             73
    Loss of unconsolidated subsidiary.......................        3,773          1,493            482
                                                               ----------     ----------     ----------
Net cash provided by operating activities...................       33,121         19,583         11,711
Investing activities:
  Proceeds from sale or maturity of investments.............        2,004         27,823        231,580
  Principal repayments......................................       34,486         30,731          1,719
  Purchases of investments..................................     (276,138)      (171,595)      (142,865)
  Purchases of securities...................................           --        (12,900)      (207,146)
Net cash used in investing activities.......................     (239,648)      (125,941)      (116,712)
Financing activities
  (Repayments of) proceeds from short term payable, net.....           --         (5,000)        85,948
  Proceeds from asset securitization........................       87,200             --             --
  (Repayments of) drawings on revolving credit facilities,
    net.....................................................      (10,543)        48,545         30,000
  Increase in deferred financing costs......................       (2,243)        (2,427)           (37)
  Re-purchase of common stock...............................           --             --           (219)
  Issuance of common stock..................................      185,318         89,451            224
  Re-purchase of common stock warrants......................           --         (2,165)            --
  Distributions paid........................................      (44,050)       (26,158)       (13,628)
                                                               ----------     ----------     ----------
Net cash provided by financing activities...................      215,682        102,246        102,288
                                                               ----------     ----------     ----------
Net increase (decrease) in cash and cash equivalents........        9,155         (4,112)        (2,713)
Cash and cash equivalents at beginning of period............        2,037          6,149          8,862
                                                               ----------     ----------     ----------
Cash and cash equivalents at end of period..................   $   11,192     $    2,037     $    6,149
                                                               ----------     ----------     ----------
Supplemental Disclosures:
  Cash paid for interest....................................   $    7,830     $    4,385     $       56
Non-cash financing activities:
  Issuance of common stock in conjunction with dividend
    reinvestment............................................   $      742     $      693     $      128
  Notes receivable issued in exchange for common stock......   $    6,702     $   22,752     $      300
  Net repayment of margin borrowings through sale of
    securities..............................................   $       --     $   80,948     $       --
  Receipt of short-term note in exchange for principal
    repayment of long-term note.............................   $    8,424     $   22,752     $      300


                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                              FINANCIAL HIGHLIGHTS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              2000           1999           1998
                                                          ------------   ------------   ------------
Per Share Data (1)
Net asset value at beginning of the period..............    $  17.08       $  13.80       $  13.61
Net operating income....................................        2.00           1.79           1.34
Realized gain on investments............................        0.21           0.20             --
(Decrease) increase in unrealized appreciation on
  investments...........................................       (2.41)          5.08           0.19
                                                            --------       --------       --------
Net (decrease) increase in shareholders' equity
  resulting from operations.............................    $  (0.20)      $   7.07       $   1.53
Issuance of common stock................................        0.70           0.71             --
Effect of antidilution (dilution).......................        0.49          (2.76)            --
Distribution of net investment income...................       (2.17)         (1.74)         (1.34)
                                                            --------       --------       --------
Net asset value at end of period........................    $  15.90       $  17.08       $  13.80
Per share market value at end of period.................    $  25.19       $  22.75       $  17.25
Total return (2)........................................       20.25%         41.97%          2.57%
Shares outstanding at end of period.....................      28,003         18,252         11,081

Ratio/Supplemental Data
Net assets at end of period.............................    $445,167       $311,745       $152,723
Ratio of operating expenses to average net assets.......        3.77%          3.81%          1.13%
Ratio of net operating income to average net assets.....       11.80%         12.94%          9.74%

------------------------

(1) Basic per share data.

(2) Total return equals the increase (decrease) of the ending market value over the beginning market value plus dividends, divided by the beginning market value.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
             (DOLLARS IN THOUSANDS EXCEPT ASSET COVERAGE PER UNIT)

                                                       TOTAL
                                                      AMOUNT
                                                    OUTSTANDING
                                                   EXCLUSIVE OF
                                                     TREASURY      ASSET COVERAGE    AVERAGE MARKET
YEAR AND CLASS                                     SECURITIES(1)    PER UNIT(2)     VALUE PER UNIT(3)
--------------                                     -------------   --------------   -----------------
NOTES PAYABLE
1991.............................................          --              --              NA
1992.............................................          --              --              NA
1993.............................................          --              --              NA
1994.............................................          --              --              NA
1995.............................................          --              --              NA
1996.............................................          --              --              NA
1997.............................................          --              --              NA
1998.............................................     $85,948          $2,777              NA
1999.............................................          --              --              NA
2000.............................................      82,200           6,105              NA
2001 (as of March 31--UNAUDITED).................     11,2476           4,788              NA

REVOLVING LINE OF CREDIT
1991.............................................          --              --              NA
1992.............................................          --              --              NA
1993.............................................          --              --              NA
1994.............................................          --              --              NA
1995.............................................          --              --              NA
1996.............................................          --              --              NA
1997.............................................          --              --              NA
1998.............................................      30,000           6,091              NA
1999.............................................      78,545           4,969              NA
2000.............................................      68,002           7,546              NA
2001 (as of March 31--UNAUDITED).................      74,822           6,694              NA

------------------------

(1) Total amount of each class of senior securities outstanding at the end of the period presented.

(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's total assets, less all liabilities and indebtedness not represented by senior securities, dividend by senior securities representing indebtedness per each $1,000 of indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3) Not applicable, as senior securities are not registered for public trading.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                         NOTES TO FINANCIAL STATEMENTS

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 1. ORGANIZATION

    American Capital Strategies, Ltd., a Delaware corporation (the "Company"), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382 shares of common stock ("Common Stock"), and became a non-diversified closed end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company is operating as a holding company whose predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests.

    The Company continues to provide financial advisory services to businesses through American Capital Financial Services ("ACFS"), formerly ACS Capital Investments Corporation ("CIC"), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company's reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly-owned subsidiary, ACFS (see Note 5). The Company has no foreign operations.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States and Article 6 of Regulation S-X of the Code of Federal Regulations. The Company accounts for its investment in ACFS under the equity method.

VALUATION OF INVESTMENTS

    Investments are carried at fair value, as determined by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value non-convertible debt securities at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity or other securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the earnings of the issuer, sales

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

to third parties of similar securities, the comparison to publicly traded securities and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains ultimately realized on these investments to be different than the valuations currently assigned (see Note 4).

CASH AND CASH EQUIVALENTS

    Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

INTEREST AND DIVIDEND INCOME RECOGNITION

    Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Original issue discount is amortized into interest income using the effective interest method. Dividend income is recognized on the ex-dividend date.

FINANCIAL ADVISORY AND PERFORMANCE FEE RECOGNITION

    Financial advisory fees represent amounts received for providing advice and analysis to middle market companies and are recognized as earned by the Company's wholly-owned subsidiary, ACFS, based on services provided. Financial performance fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed.

LOAN FEE AND LOAN PROCESSING FEE RECOGNITION

    The Company records loan fees as income on the closing date of the related loan. Loan processing fees are recorded by the Company's wholly-owned subsidiary, ACFS, as income on the closing date of the related loan. Prepayment penalties are booked as revenue as they are received.

REALIZED GAIN OR LOSS AND UNREALIZED APPRECIATION OR DEPRECIATION
OF INVESTMENTS

    Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investments and the cost basis of the investments.

DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders are recorded on the ex-dividend date.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

FEDERAL INCOME TAXES

    The Company operates so as to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine "taxable income." The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income; therefore, the statement of operations contains no provision for income taxes for the years ended December 31, 2000, 1999, and 1998.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates (see Note 4).

PROPERTY AND EQUIPMENT

    Property and equipment are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years.

MANAGEMENT FEES

    The Company is self-managed and therefore does not incur management fees payable to third parties.

RECLASSIFICATIONS

    Certain previously reported amounts have been reclassified to conform with the current financial statement presentation.

CONCENTRATION OF CREDIT RISK

    The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

RECENT ACCOUNTING PRONOUNCEMENTS

    In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments. The statement requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement was to be effective for all fiscal quarters of fiscal years beginning after June 15, 1999. In June 1999, FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," which extended the effective date of SFAS 133 to fiscal years beginning after June 15, 2000. Adoption

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

of SFAS 133 is not expected to have any impact on the Company's financial statements or disclosures because the Company already reports its derivative instruments at fair value.

NOTE 3. INVESTMENTS

    Investments consist primarily of securities issued by publicly- and privately-held companies which have been valued at $583,178 as of December 31, 2000. These securities consist of senior debt, subordinated debt with equity warrants, preferred stock and common stock. The debt securities have effective interest rates ranging from 10.2% to 32.4% and are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. The Company's investments in equity warrants and common stock do not produce current income. The net unrealized appreciation in investments for Federal income tax purposes is the same as for book purposes. At December 31, 2000, there were no loans 0-60 days past due, one loan totaling $3,214 was 60-90 days past due, and no loans were greater than 90 days past due. In addition, one of the Company's investments is on non-accrual status.

    Summaries of the composition of the Company's portfolio of publicly and non-publicly traded securities as of December 31, 2000 and 1999 at cost and fair value are shown in the following table:

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999
COST                                                          -------------   -------------
Senior debt.................................................      12.4%           11.9%
Subordinated debt...........................................      61.8%           69.4%
Subordinated debt with non-detachable warrants..............       6.9%              --
Preferred stock.............................................       3.5%            2.2%
Common stock warrants.......................................      13.1%           13.6%
Common stock................................................       2.3%            2.9%

                                            DECEMBER 31,   INCLUDING CAPITAL.COM.   EXCLUDING CAPITAL.COM.
                                                2000         DECEMBER 31, 1999        DECEMBER 31, 1999
FAIR VALUE                                  ------------   ----------------------   ----------------------
Senior debt...............................      11.8%               9.7%                    11.9%
Subordinated debt.........................      58.2%              56.0%                    69.4%
Subordinated debt with non-detachable
  warrants................................       6.6%                 --                       --
Preferred stock...........................       3.3%               2.0%                     2.5%
Common stock warrants.....................      17.1%              11.6%                    14.4%
Common stock..............................       3.0%              20.7%                     1.8%

    On a fair value basis, the Company's portfolio composition was weighted more heavily toward common stock at December 31, 1999 than at December 31, 2000 due to the value of the Capital.com investment of $72,500. At December 31, 1999, Capital.com accounted for approximately 19% of the total portfolio value of investments in publicly and non-publicly traded securities (see Note 4).

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    The following table shows the portfolio composition by industry grouping at cost and at fair value:

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999
COST                                                          ------------   ------------
Manufacturing...............................................      66.0%          56.6%
Service.....................................................       7.8%           3.5%
Wholesale & Retail..........................................       7.5%          11.5%
Information Technology......................................       5.0%           2.5%
Healthcare..................................................       4.5%           6.5%
Construction................................................       4.3%           7.7%
Media.......................................................       3.4%           5.5%
Transportation..............................................       0.8%           1.4%
Telecommunications..........................................       0.4%           4.3%
Internet....................................................       0.3%           0.5%

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999
FAIR VALUE                                                    ------------   ------------
Manufacturing...............................................      65.0%          46.2%
Wholesale & Retail..........................................       7.4%           9.3%
Service.....................................................       7.2%           2.8%
Information Technology......................................       4.9%           2.0%
Construction................................................       4.3%           6.2%
Healthcare..................................................       4.1%           5.2%
Media.......................................................       3.2%           4.5%
Telecommunications..........................................       2.8%           3.5%
Transportation..............................................       0.8%           1.1%
Internet....................................................       0.3%          19.2%

    Management expects that the largest percentage of its investments will continue to be in manufacturing companies, however, the Company intends to continue to diversify its portfolio and will explore new investment opportunities in a variety of industries. The current investment composition within the manufacturing segment includes investments in 24 different manufacturing Standardized Industrial Classification ("SIC") codes, with the largest percentages being 9% in SIC code 3531 ("Construction Machinery and Equipment"), and 12% in SIC code 3721 ("Aircraft") as of December 31, 2000 and 1999, respectively.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    The following table shows the portfolio composition by geographic location at cost and at fair value:

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999
COST                                                          ------------   ------------
Mid-Atlantic................................................      27.0%          31.2%
Southeast...................................................      21.1%          34.0%
Northeast...................................................      18.1%          14.8%
Southwest...................................................      13.5%           7.0%
South-Central...............................................      11.1%           7.6%
North-Central...............................................       9.2%           5.4%

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999
FAIR VALUE                                                    ------------   ------------
Mid-Atlantic................................................      25.9%          25.2%
Southeast...................................................      22.5%          27.2%
Northeast...................................................      18.2%          30.5%
Southwest...................................................      13.3%           5.9%
South-Central...............................................      10.8%           6.0%
North-Central...............................................       9.3%           5.2%

NOTE 4. CAPITAL.COM.

    Capital.com, an Internet finance portal, was launched in July 1999 under the name AmericanCapitalOnline.com. In December 1999, the assets of AmericanCapitalOnline.com were contributed to Capital.com, Inc., a newly formed entity, and the site was renamed Capital.com. The total cost of the assets contributed to Capital.com by the Company was $1,492. During December, 1999, a subsidiary of First Union Corporation ("First Union") invested $15,000 in Capital.com in exchange for a 15% common equity stake and warrants to acquire up to an additional 5% of the common equity at a nominal price. At December 31, 2000 the warrants were fully vested.

    In considering the appropriate valuation of this investment at December 31, 1999 and December 31, 2000, in addition to the value implied by First Union's investment for a 15% equity interest, the Board of Directors considered several factors including:

    - The valuation of comparable public company entities;

    - The very early development stage of Capital.com;

    - An estimated value for the warrants issued to First Union and the uncertainty of a subsequent valuation of Capital.com affecting the number of shares for which such warrants could be exercised:

    - The valuation implied by comparable private company transactions.

    Based on all these factors and others that were considered, the Board of Directors valued the investment in Capital.com at its original cost $1,492 at December 31, 2000. This value represents a decrease of $71,008 from its December 31, 1999 valuation of $72,500. This depreciation is attributed to numerous factors arising during the year ended December 31, 2000, including the unfavorable financing environment for Internet companies and substantial declines in the valuations of comparable public and

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

private companies. Since the Company's original investment in the third quarter of 1999, the Company has experienced no net depreciation of its investment in Capital.com.

NOTE 5. INVESTMENT IN UNCONSOLIDATED OPERATING SUBSIDIARY

    As discussed in Note 2, ACFS is an operating subsidiary of the Company and is accounted for under the equity method.

    Condensed financial information for ACFS is as follows:

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999
                                                              ------------   ------------
Assets
  Investments in ACS Equities, LP at fair value (See Note
    15).....................................................     $10,365        $10,365
  Other assets, net.........................................       4,270          3,572
                                                                 -------        -------
Total assets................................................     $14,635        $13,937
                                                                 =======        =======
Liabilities and Shareholder's Equity
  Deferred income taxes.....................................     $    --        $ 2,007
  Due to parent.............................................       7,433          2,331
  Other liabilities.........................................       6,082          4,706
  Shareholder's equity......................................       1,120          4,893
                                                                 -------        -------
Total liabilities and shareholder's equity..................     $14,635        $13,937
                                                                 =======        =======

                                                  YEAR ENDED          YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                               -----------------   -----------------   -----------------
Operating income.............................       $ 7,324             $ 6,030             $5,227
Operating expense............................        13,098               9,114              6,451
                                                    -------             -------             ------
Net operating loss...........................        (5,774)             (3,084)            (1,224)
Realized gain on investments.................             1                 925                 --
(Decrease) increase in unrealized
  appreciation
  of investments.............................            --                (246)               481
Other........................................         2,000                 912                261
                                                    -------             -------             ------
Net loss.....................................       $(3,773)            $(1,493)            $ (482)
                                                    =======             =======             ======

NOTE 6. BORROWINGS

    The Company's $225,000 revolving debt funding facility has a term of two years and an interest rate on borrowings originally charged at one-month LIBOR (6.57% at December 31, 2000) plus 150 basis points, that was subsequently decreased to LIBOR plus 50 basis points on December 20, 2000. The full amount of principal will be amortized over a 24 month period at the end of the term and interest is payable monthly. The Company has used borrowings under this facility to repay debt and to make investments in the debt and equity securities of middle market companies; the Company intends to continue to use this facility in this fashion. Subsequent to December 31, 2000, the Company received an extension of the two-year term of this facility beginning March 31, 2001.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)


    On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 (the "Trust"), an affiliated business trust, and contributed to the Trust $153,700 in loans. Subject to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, the Trust was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by the Trust. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of December 31, 2000, the Company had issued all $69,200 of the Class A notes, and $18,000 of the Class B notes; in January 2001, the Company issued the remaining $28,200 of the Class B notes. The notes are backed by loans to 29 of the Company's portfolio companies. The Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. The transfer of the assets to the Trust and the related borrowings by the Trust have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 125. Early repayments are first applied to the Class A notes, and then to the Class B notes. The Company enters into interest rate swaps in order to mitigate interest rate risk related to the asset securitization (see Note 10).

    During the years ended December 31, 2000, 1999, and 1998, the cash paid for interest was approximately $7,830, $4,385, and $56, respectively. The weighted average interest rates, including amortization of deferred finance costs, for the years ended December 31, 2000 and 1999 were 9.9%, 9.7%, and 5.9%, respectively.

    For the above borrowings, the fair value of the borrowings approximates cost.

NOTE 7. STOCK OPTION PLAN

    The Company applies APB No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS 123, "Accounting for Stock-Based Compensation" (SFAS 123), the Company elected to continue to apply the provisions of APB 25 and provide pro forma disclosure of the Company's net operating income and net (decrease) increase in shareholders' equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123. The 1997 Stock Option Plan (the "1997 Plan") provided for the granting of options to purchase up to 1,328 shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to employees of the Company. In May, 1998, the Company authorized 500 additional shares to be granted under the 1997 Plan. During May, 2000, shareholders approved the 2000 Stock Option Plan (the "2000 Plan") which provided for the granting of options to purchase 2,000 shares of common stock. As of December 31, 2000, there are 72 and 612 shares available to be granted under the 1997 and 2000 Plans, respectively.

    On November 6, 1997, the Board of Directors authorized the establishment of a stock option plan for the non-employee directors (the "Director Plan"). The Director Plan was approved by shareholders

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)


at the annual meeting held on May 14, 1998. The Company received approval of the plan from the Securities and Exchange Commission (SEC) on May 14, 1999. The Company has issued from 15 to 20 options to each of the non-employee directors for a total grant of 125 options. At December 31, 2000, there are 25 shares available for grant under the Director Plan.

    Options granted under the 1997 and 2000 Plans may be either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options; options granted under the Director Plan are nonstatutory stock options. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options under the 1997 and 2000 Plans. Options under both the 1997 and 2000 Plans and the Director Plan generally vest over a three-year period. Incentive stock options must have a per share exercise price of no less than the fair market value on the date of the grant. Nonstatutory stock options granted under the 1997 and 2000 Plans and the Director Plan must have a per share exercise price of no less than the fair market value on the date of the grant. Options granted under both plans may be exercised for a period of no more than ten years from the date of grant.

                                                  YEAR ENDED          YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                               -----------------   -----------------   -----------------
Net operating income
    As reported..............................      $ 44,671             $24,661             $14,788
    Pro forma................................      $ 37,478             $22,643             $13,609
Net (decrease) increase in shareholders'
  equity resulting from operations
    As reported..............................      $ (4,373)            $97,201             $16,915
    Pro forma................................      $(11,567)            $95,183             $15,737

    The effects of applying SFAS 123 for providing pro forma disclosures are not likely to be representative of the effects on reported net operating income and net (decrease) increase in shareholders' equity resulting from operations for future years.

    For options granted during the year ended December 31, 2000, the Company estimated a fair value per option on the date of grant of $4.72 using a Black-Scholes option pricing model and the following assumptions: dividend yield 8.6%, risk-free interest rate 5.0%, expected volatility factor .43, and expected lives of the options of 5 years.

    For options granted during the year ended December 31, 1999, the Company estimated a fair value per option on the date of grant of $6.12 using a Black-Scholes option pricing model and the following assumptions: dividend yield 7.7%, risk-free interest rate 6.4%, expected volatility factor .32, and expected lives of the options of 7 years.

    For options granted during the year ended December 31, 1998, the Company estimated a fair value per option on the date of grant of $4.72 using a Black-Scholes option pricing model and the following assumptions; dividend yield 7.9%, risk-free interest rate 5.1%, expected volatility factor .51, and expected lives of the options of 7 years.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)


    A summary of the status of the Company's stock option plans as of and for the years ended December 31, 2000 and 1999 is as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2000           DECEMBER 31, 1999
                                                     -------------------------   -------------------------
                                                                  WEIGHTED-                   WEIGHTED-
                                                                   AVERAGE                     AVERAGE
                                                      SHARES    EXERCISE PRICE    SHARES    EXERCISE PRICE
                                                     --------   --------------   --------   --------------
Options outstanding, beginning of year.............     354         $17.60         1,633        $14.96
Granted............................................   1,529         $22.81           303        $19.01
Exercised..........................................    (290)        $21.53        (1,520)       $15.00
Canceled...........................................     (89)        $20.47           (62)       $17.76
                                                      -----         ------       -------        ------
Options outstanding, end of year...................   1,504         $21.97           354        $17.60
                                                      =====         ======       =======        ======
Options exercisable at year end....................   1,504                          354

    The following table summarizes information about stock options outstanding at December 31, 2000:

                                  OPTIONS OUTSTANDING                OPTIONS EXERCISABLE
                        ---------------------------------------   -------------------------
                                          WEIGHTED-
                            NUMBER         AVERAGE     WEIGHTED       NUMBER       WEIGHTED
                        OUTSTANDING AT    REMAINING    AVERAGE    EXERCISABLE AT   AVERAGE
      RANGE OF           DECEMBER 31,    CONTRACTUAL   EXERCISE    DECEMBER 31,    EXERCISE
   EXERCISE PRICES           2000           LIFE        PRICE          2000         PRICE
---------------------   --------------   -----------   --------   --------------   --------
  $15.00 to $17.00             82         7.6 Years     $15.00            82        $15.00
  $17.01 to $18.74             85         7.4 Years     $18.55            80        $18.54
  $18.75 to $19.75             65         8.4 Years     $18.78            65        $18.78
  $19.76 to $22.32             92         9.7 Years     $22.15            72        $22.31
  $22.33 to $22.88          1,180         9.4 Years     $22.86         1,165        $22.87
------------------          -----         ---------     ------         -----        ------
  $15.00 to $22.88          1,504         9.1 Years     $21.97         1,464        $21.98
==================          =====         =========     ======         =====        ======

    During 2000 and 1999, the Company issued 290 and 1,520 shares, respectively, of common stock to employees of the Company, pursuant to option exercises, in exchange for notes receivable totaling $6,702 and $22,752, respectively. These transactions were executed pursuant to the 1997 Stock Option Plan, which allows the Company to lend to its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased. Certain of the loans are also secured by pledges of life insurance policies. Interest is charged and paid on such loans at the Applicable Federal Rate as defined in the Internal Revenue Code.

NOTE 8. CAPITAL STOCK

    In May and November 2000, the Company sold 6,325 and 3,105 shares of common stock, respectively, in two follow-on equity offerings. The net proceeds of the offerings of approximately

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)


$185,318 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

    In August 1999 the Company sold 5,605 shares of common stock. The net proceeds of the offering of approximately $89,151 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

    The Company declared dividends of $50,630, $26,176, and $14,849, or $2.17, $1.74 and $1.34 per share for the years ended December 31, 2000, 1999, and 1998, respectively.

    On August 29, 1997, the Company completed its IPO and sold 10,382 shares of its common stock at a price of $15.00 per share. Pursuant to the terms of the Company's agreement with the underwriter of the offering, the Company issued 443 common stock warrants ("Warrants") to the underwriter. The Warrants have a term of five years from the date of issuance and may be exercised at a price of $15.00 per share. During December, 1999, the Company repurchased 394 of these Warrants at a price of $5.50 per warrant.

NOTE 9. REALIZED GAIN ON INVESTMENTS

    During 2000, one of the Company's portfolio companies, o2wireless, completed an initial public offering. In conjunction with the offering, o2wireless repaid the Company's $13,000 subordinated note. In addition, the Company exercised and sold 180 of the 2,737 common stock warrants it owns. As a result of these transactions, the Company recorded a realized gain of $4,303 which was comprised of $2,475 of previously unamortized original issue discount and $1,828 of gain on the sale of the exercised warrants.

    During March, 1999, the Company sold its investment in Four-S Baking Company ("Four-S"). The Company's investment included senior debt, subordinated debt, preferred stock, common stock and common stock warrants. The Company received $7,200 in total proceeds from the sale and recognized a net realized gain of $316. The realized gain was comprised of a $331 realization of unamortized original issue discount on the subordinated debt and a net loss of $15 on the common stock and warrants. In addition, the Company earned prepayment fees of $87 from the early repayment of the senior and subordinated debt. In conjunction with the sale, the Company also recorded $177 of unrealized depreciation to reverse previously recorded unrealized appreciation.

    During June, 1999, the Company received a prepayment of subordinated debt from Specialty Transportation Services, Inc. ("STS") in the amount of $7,500. In conjunction with the repayment, the Company received prepayment fees of $225 and recognized a realized gain of $551 from the realization of unamortized original issue discount. In October, 1999, the Company received a prepayment of the remaining balance of its subordinated debt investment in STS of $515, including prepayment penalties. In addition, STS repurchased from the Company the common stock and common stock purchase warrants owned by the Company for total consideration of $3,000. The Company recorded $1,844 of realized gains and reversed $1,806 of previously unrealized gains on the sale of the subordinated debt,

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)


common stock and common stock purchase warrants. In addition, STS paid a $1,000 fee to ACFS to cancel an investment banking contract between ACFS and STS.

NOTE 10. INTEREST RATE RISK MANAGEMENT

    The Company enters into interest rate swap agreements with financial institutions as part of its strategy to manage interest rate risks and to fulfill its obligation under the terms of its revolving debt funding facility and asset securitization. The Company uses interest rate swap agreements for hedging and risk management only and not for speculative purposes. During the year ended December 31, 2000, the Company entered into 17 interest rate swap agreements with an aggregate notional amount of $268,153. Pursuant to these swap agreements, the Company pays either a variable rate equal to the prime lending rate (9.50% and 8.50% at December 31, 2000 and 1999, respectively) and receives a floating rate of the one-month LIBOR (6.57% and 6.47% at December 31, 2000 and 1999, respectively), or pays a fixed rate and receives a floating rate of the one-month LIBOR. For 2000 and 1999, the swaps had a remaining weighted average maturity of approximately 5.6 and 4.3 years, respectively. At December 31, 2000 and 1999, the fair value of the interest rate swap agreements represented a liability of $1,070 and $163, respectively. The following table presents the notional principal amounts of interest rate swaps by class:

                                                              NOTIONAL VALUE AT   NOTIONAL VALUE AT
TYPE OF INTEREST RATE SWAP                                    DECEMBER 31, 2000   DECEMBER 31, 1999
--------------------------                                    -----------------   -----------------
Pay fixed, receive floating.................................      $102,123             $    --
Pay floating, receive floating..............................       166,030              61,325
                                                                  --------             -------
Total.......................................................      $268,153             $61,325
                                                                  ========             =======

NOTE 11. INCOME TAXES

    The Company operates so as to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income. Therefore, the statement of operations contains no provision for income taxes for the years ended December 31, 2000, 1999, and 1998.

    The aggregate gross unrealized appreciation of the Company's investments over the cost for Federal income tax purposes was $33,397, $77,833, and $2,310, as of December 31, 2000, 1999, and 1998, respectively. The net unrealized appreciation over cost was $18,723, $72,305, and 2,265, respectively, for the same periods. The aggregate cost of securities for Federal income tax purposes was $563,331, $305,264, and $252,718 as of December 31, 2000, 1999 and 1998,
respectively.

    The Company obtained a ruling in April 1998 from the IRS which the Company had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M in order for the Company to avoid incurring a tax liability associated with the unrealized appreciation of

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)


assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling the Company elected to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If the Company were to divest itself of any assets in which it had built-in gains prior to the end of a ten-year recognition period, the Company would then be subject to tax on its built-in gain.

    During 2000 and 1999, the Company paid Federal income taxes of $759 and $309, respectively, on retained realized gains recorded during the tax years ended September 30, 2000 and 1999. The payment was treated as a deemed distribution because taxes were paid on behalf of the shareholders. As a result, the Company did not record income tax expense.

NOTE 12. COMMITMENTS AND CONTINGENCIES

    The Company has non-cancelable operating leases for office space and office equipment. The leases expire over the next six years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2000, 1999, and 1998 was approximately $199, $113, and $60, respectively.

    Future minimum lease payments under non-cancelable operating leases at December 31, 2000 were as follows:

2001........................................................   $  801
2002........................................................      773
2003........................................................      673
2004........................................................      685
2005 and thereafter.........................................    2,637
                                                               ------
Total.......................................................   $5,569
                                                               ======

    In addition, at December 31, 2000, the Company had commitments under loan agreements to fund up to $9,500 to four portfolio companies. These commitments are composed of three working capital credit facilities and one acquisition credit facility. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company's portfolio.

NOTE 13. EMPLOYEE STOCK OWNERSHIP PLAN

    The Company maintains an Employee Stock Ownership Plan ("ESOP"), which includes all employees and is fully funded on a pro rata basis by the Company and its wholly-owned subsidiary, ACFS. Contributions are made at the Company's discretion up to the lesser of $30 or 25% of annual compensation expense for each employee. Employees are not fully vested until completing five years of service. For the years ended December 31, 2000, 1999, and 1998, the Company and ACFS contributed $179, $88, and $97 to the ESOP, respectively, or 3% of total eligible employee compensation.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)


    The Company sponsors an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

NOTE 14. EARNINGS PER SHARE

    The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2000, 1999, and 1998:

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              2000           1999           1998
                                                          ------------   ------------   ------------
Numerator for basic and diluted (loss) earnings per
  share.................................................     $(4,373)       $97,201        $16,915
Denominator for basic weighted average shares...........      22,323         13,744         11,068
Employee stock options..................................          80            167            269
Contingently issuable shares............................         328            303             --
Warrants................................................          17             80             87
                                                             -------        -------        -------
Dilutive potential shares...............................         425            550            356
                                                             -------        -------        -------
Denominator for diluted weighted average shares.........      22,748         14,294         11,424
                                                             -------        -------        -------
Basic (loss) earnings per share.........................      $(0.20)         $7.07          $1.53
Diluted (loss) earnings per share.......................      $(0.19)         $6.80          $1.48

NOTE 15. RELATED PARTY TRANSACTIONS

    The Company has provided loans to employees for the exercise of options under the 1997 and 2000 Stock Option Plans. The loans require the current payment of interest at the Applicable Federal Rate of interest in effect at the date of issue, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders' equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. During the year ended December 31, 2000, the Company issued $6,702 in loans to 21 employees for the exercise of options and related taxes. During the year ended December 31, 1999, the Company issued $22,752 in loans to 18 employees for the exercise of options and related taxes. The Company recognized interest income from these loans of $1,340 and $623 during the years ended December 31, 2000 and 1999, respectively.

    In connection with the issuance of the notes in 1999, the Company entered into agreements to purchase split dollar life insurance for three executive officers. The aggregate cost of the split dollar life insurance of $2,811 is being amortized over a ten-year period as long as each executive officer continues employment. During the period the loans are outstanding, the Company will have a collateral interest in the cash value and death benefit of these policies as additional security for the loans. Additionally, as long as the policy premium is not fully amortized, the Company will have a collateral interest in such items generally equal to the unamortized cost of the policies. In the event of an

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)


individual's termination of employment with the Company prior to the end of such ten-year period, or, his election not to be bound by non-compete agreements, such individual must reimburse the company the unamortized cost of his policy. For the years ended December 31, 2000 and 1999, the Company recorded $282 and $67 of amortization expense, respectively.

    During 1999, the Company and ACFS formed ACS Equities, LP. Upon formation, ACFS contributed all of its equity investments held as of September 30, 1999 at fair value; the Company contributed $50 of capital. The investments contributed by ACFS consisted of the following common stock investments:

                                                FAIR VALUE AT       FAIR VALUE AT
                                              DECEMBER 31, 2000   DECEMBER 31, 1999
                                              -----------------   -----------------
Biddeford Textile Corporation...............       $1,470              $2,173
Erie Forge & Steel, Inc.....................           --               2,553
Mobile Tool International, Inc..............        2,169               1,984
                                                   ------              ------
Total.......................................       $3,639              $6,710
                                                   ======              ======

    Under the terms of the partnership agreement, the Company has guaranteed the fair value of the assets contributed by ACFS. The Company will share in 90% of the income and losses of the partnership; however, if the losses of the partnership reduce the capital below the original basis, the Company will be responsible for 100% of all losses below the original basis. ACFS will receive 10% of investment income and losses to the extent that its original capital account basis is not impaired. In the event that investment losses cause the capital of the partnership to decrease below the original basis, ACFS will not be responsible for any losses. For the years ended December 31, 2000 and 1999, the Company recorded unrealized depreciation of $3,071 and $3,655, respectively, on its investment in ACS Equities, LP; a corresponding liability to ACS Equities, LP of $6,726 is included in other liabilities.

NOTE 16. SELECTED QUARTERLY DATA (UNAUDITED)

                                                                YEAR ENDED DECEMBER 31, 2000
                                                         ------------------------------------------
                                                          QTR 1      QTR 2       QTR 3      QTR 4
                                                         --------   --------   ---------   --------
Total operating income.................................  $11,518    $14,893    $  16,956   $19,361
Net operating income...................................    8,546      9,791       12,332    14,002
Net increase (decrease) in shareholders' equity
  resulting from operations............................   19,314     11,229      (27,306)   (7,610)
Basic earnings (loss) per common share.................     1.08       0.55        (1.12)    (0.29)
Diluted earnings (loss) per common share...............     1.05       0.54        (1.10)    (0.28)

                       AMERICAN CAPITAL STRATEGIES, LTD.
                                 BALANCE SHEETS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                               MARCH 31,    DECEMBER 31,
                                                                 2001           2000
                                                              -----------   ------------
                                                              (UNAUDITED)
Assets
Cash and cash equivalents...................................    $  4,676      $ 11,192
Investments at fair value (cost of $596,410 and $563,331,
  respectively).............................................     590,581       582,108
Investment in unconsolidated operating subsidiary...........          --         1,120
Due from unconsolidated operating subsidiary................      13,548         7,433
Interest receivable.........................................       7,044         4,935
Other.......................................................       7,423         7,856
                                                                --------      --------
Total assets................................................    $623,272      $614,644
                                                                ========      ========
Liabilities and Shareholders' Equity
Revolving credit facility...................................    $ 74,822      $ 68,002
Notes Payable...............................................     112,476        87,200
Investment in unconsolidated operating subsidiary...........         623            --
Accrued dividends payable...................................          --         6,163
Other.......................................................       9,315         8,112
                                                                --------      --------
Total liabilities...........................................     197,236       169,477

Shareholders' equity
Undesignated preferred stock, $0.01 par value, 5,000 shares
  authorized, 0 issued and outstanding......................          --            --
Common stock, $.01 par value, 70,000 shares authorized,
  28,295 and 28,003 issued and outstanding, respectively....         283           280
Capital in excess of par value..............................     455,189       448,587
Notes receivable from sale of common stock..................     (28,525)      (27,389)
Distributions in excess of net realized earnings............        (189)         (341)
Unrealized (depreciation) appreciation of investments.......        (722)       24,030
                                                                --------      --------
Total shareholders' equity..................................     426,036       445,167
                                                                --------      --------
Total liabilities and shareholders' equity..................    $623,272      $614,644
                                                                ========      ========

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                                  (Unaudited)
                                 March 31, 2001
                             (Dollars in thousands)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
A&M Cleaning Products, Inc.           Manufacturing -- Household          Subordinated Debt                   $  5,076   $  5,076
                                      Cleaning
                                      Products                            Common Stock Warrants, 21.9% of
                                                                            Co.                                  1,643      2,237
                                                                          Redeemable Preferred Stock               468        468
                                                                                                              --------   --------
                                                                                                                 7,187      7,781
----------------------------------------------------------------------------------------------------------------------------------
A.H. Harris & Sons, Inc.              Wholesale & Retail -- Construction  Subordinated Debt                      9,512      9,512
                                      Material
                                                                          Common Stock Warrants, 10.0% of
                                                                            Co. (1)                                534      1,050
                                                                                                              --------   --------
                                                                                                                10,046     10,562
----------------------------------------------------------------------------------------------------------------------------------
Aeriform Corporation                  Manufacturing -- Packaged           Subordinated Debt                      8,492      8,492
                                      Industrial Gas
----------------------------------------------------------------------------------------------------------------------------------
Atlantech International               Manufacturing -- Polymer-based      Subordinated Debt with
                                      Products                              Non-Detachable Warrants, 8.8% of
                                                                            Co.                                 18,876     18,876
                                                                          Redeemable Preferred Stock with
                                                                            Non-Detachable Common Stock,
                                                                            1.3% of Co.                          1,026      1,026
                                                                                                              --------   --------
                                                                                                                19,902     19,902
----------------------------------------------------------------------------------------------------------------------------------
Auxi Health, Inc. (2)                 Healthcare -- Home Healthcare       Subordinated Debt                     12,852     12,852
                                                                          Common Stock Warrants, 17.9% of
                                                                            Co. (1)                              2,599      1,856
                                                                          Preferred Stock, 55.8% of Co.          2,629      2,629
                                                                                                              --------   --------
                                                                                                                18,080     17,337
----------------------------------------------------------------------------------------------------------------------------------
Biddeford Textile Corp.               Manufacturing -- Electronic         Senior Debt                            1,728      1,728
                                      Blankets
                                                                          Common Stock Warrants, 10.0% of
                                                                            Co. (1)                              1,100        797
                                                                                                              --------   --------
                                                                                                                 2,828      2,525
----------------------------------------------------------------------------------------------------------------------------------
BIW Connector Systems, LLC            Manufacturing -- Specialty          Senior Debt                            2,340      2,340
                                      Connectors
                                                                          Subordinated Debt                      4,777      4,777
                                                                          Common Stock Warrants, 8.0% of LLC
                                                                            (1)                                    652      2,068
                                                                                                              --------   --------
                                                                                                                 7,769      9,185
----------------------------------------------------------------------------------------------------------------------------------
Capital.com, Inc. (2)                 Internet -- Financial Portal        Common Stock, 85.0% of Co. (1)         1,492      1,492
----------------------------------------------------------------------------------------------------------------------------------
Case Logic                            Manufacturing -- Storage Products   Subordinated Debt with
                                      Designer & Marketer                   Non-Detachable Warrants, 9.6% of
                                                                            Co.                                 20,215     20,215
----------------------------------------------------------------------------------------------------------------------------------
Caswell-Massey Holdings Corp.         Wholesale & Retail -- Toiletries    Senior Debt                            1,667      1,667
                                                                          Subordinated Debt                      1,767      1,767
                                                                          Common Stock Warrants, 24.0% of
                                                                            Co. (1)                                552      1,092
                                                                                                              --------   --------
                                                                                                                 3,986      4,526
----------------------------------------------------------------------------------------------------------------------------------
Chance Coach, Inc. (2)                Manufacturing -- Buses              Senior Debt                            8,717      8,717
                                                                          Subordinated Debt                      8,408      8,408
                                                                          Common Stock, 20.5% of Co. (1)         1,896      2,793
                                                                          Common Stock Warrants, 43.2% of
                                                                            Co. (1)                              4,041      5,950
                                                                          Preferred Stock, Convertible into
                                                                            20.0% of Co.                         2,000      2,793
                                                                                                              --------   --------
                                                                                                                25,062     28,661
----------------------------------------------------------------------------------------------------------------------------------
Chromas Technologies (2)              Manufacturing -- Printing Presses   Senior Debt                           10,452     10,452
                                                                          Subordinated Debt                      7,470      7,470
                                                                          Common Stock, 35.0% of Co. (1)         1,500      1,500
                                                                          Common Stock Warrants, 25.0% of
                                                                            Co. (1)                              1,071      1,071
                                                                          Preferred Stock, Convertible into
                                                                            40.0% of Co.                         4,162      4,162
                                                                                                              --------   --------
                                                                                                                24,655     24,655
----------------------------------------------------------------------------------------------------------------------------------
CST Industries, Inc.                  Manufacturing -- Bolted Steel       Subordinated Debt                      7,935      7,935
                                      Tanks
                                                                          Common Stock Warrants, 13.0% of
                                                                            Co. (1)                              1,090      1,090
                                                                                                              --------   --------
                                                                                                                 9,025      9,025
----------------------------------------------------------------------------------------------------------------------------------

(1) Non-income producing
(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                                  (Unaudited)
                                 March 31, 2001
                             (Dollars in thousands)



COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
Confluence Holdings Corp. (2)         Manufacturing -- Canoes & Kayaks    Subordinated Debt                   $ 12,116   $ 12,116
                                                                          Common Stock, 6.0% of Co. (1)            537         --
                                                                          Common Stock Warrants, 20.4% of
                                                                            Co. (1)                              2,163      1,784
                                                                                                              --------   --------
                                                                                                                14,816     13,900
----------------------------------------------------------------------------------------------------------------------------------
Cornell Companies, Inc.               Service -- Private Corrections      Subordinated Debt                     28,967     28,967
                                                                          Common Stock Warrants, 2.2% of
                                                                            Co. (1)                              1,102      1,459
                                                                                                              --------   --------
                                                                                                                30,069     30,426
----------------------------------------------------------------------------------------------------------------------------------
Crosman Corporation                   Manufacturing -- Small Arms         Subordinated Debt                      3,897      3,897
                                                                          Common Stock Warrants 3.5% of Co.
                                                                            (1)                                    330        330
                                                                                                              --------   --------
                                                                                                                 4,227      4,227
----------------------------------------------------------------------------------------------------------------------------------
Cycle Gear, Inc. (2)                  Wholesale & Retail -- Motor Cycle   Senior Debt                              750        750
                                      Accessories                         Subordinated Debt                      4,954      4,954
                                                                          Common Stock Warrants, 34.0% of
                                                                            Co. (1)                                374        884
                                                                                                              --------   --------
                                                                                                                 6,078      6,588
----------------------------------------------------------------------------------------------------------------------------------
Decorative Surfaces International,    Manufacturing -- Decorative Paper   Subordinated Debt                     17,689     17,689
                                        & Vinyl
  Inc. (2)                            Products                            Common Stock Warrants, 42.3% of
                                                                            Co. (1)                              4,571         --
                                                                          Preferred Stock, Convertible into
                                                                            2.9% of Co.                            803         --
                                                                                                              --------   --------
                                                                                                                23,063     17,689
----------------------------------------------------------------------------------------------------------------------------------
Dixie Trucking Company, Inc. (2)      Transportation -- Overnight         Subordinated Debt                      4,084      4,083
                                        Shorthaul
                                      Delivery                            Common Stock Warrants, 32.0% of
                                                                            Co. (1)                                141        553
                                                                                                              --------   --------
                                                                                                                 4,225      4,636
----------------------------------------------------------------------------------------------------------------------------------
Electrolux, LLC                       Manufacturing -- Vacuum Cleaners    Membership Interest, 2.5% of Co.
                                                                            (1)                                    246      2,000
----------------------------------------------------------------------------------------------------------------------------------
Erie County Plastics Corporation      Manufacturing -- Molded Plastics    Subordinated Debt                      8,987      8,987
                                                                          Common Stock Warrants, 8.0% of Co.
                                                                            (1)                                  1,170      1,170
                                                                                                              --------   --------
                                                                                                                10,157     10,157
----------------------------------------------------------------------------------------------------------------------------------
EuroCaribe Packing Company, Inc. (2)  Manufacturing -- Meat Processing    Senior Debt                            8,434      8,434
                                                                          Subordinated Debt                      9,248      6,248
                                                                          Common Stock Warrants, 37.1% of
                                                                            Co. (1)                              1,110         --
                                                                                                              --------   --------
                                                                                                                18,792     14,682
----------------------------------------------------------------------------------------------------------------------------------
Fulton Bellows & Components,          Manufacturing -- Bellows            Senior Debt                           13,196     13,196
  Inc. (2)                                                                Subordinated Debt                      6,803      6,803
                                                                          Common Stock Warrants, 20.0% of
                                                                            Co. (1)                              1,305      1,197
                                                                          Preferred Stock, Convertible into
                                                                            40.0% of Co.                         3,254        372
                                                                                                              --------   --------
                                                                                                                24,558     21,568
----------------------------------------------------------------------------------------------------------------------------------
Goldman Industrial Group              Manufacturing -- Machine Tools,     Subordinated Debt                     27,344     27,344
                                      Metal Cutting Types                 Common Stock Warrants, 15.0% of
                                                                            Co. (1)                              2,822      2,822
                                                                                                              --------   --------
                                                                                                                30,166     30,166
----------------------------------------------------------------------------------------------------------------------------------
IGI, Inc.                             Healthcare -- Veterinary Vaccines   Subordinated Debt                      5,387      5,387
                                                                          Common Stock Warrants, 18.7% of
                                                                            Co. (1)                              2,003      1,841
                                                                                                              --------   --------
                                                                                                                 7,390      7,228
----------------------------------------------------------------------------------------------------------------------------------
Iowa Mold Tooling, Inc. (2)           Manufacturing -- Specialty          Subordinated Debt                     24,149     24,149
                                        Equipment
                                                                          Common Stock, 28.7% of Co. (1)         3,200      3,200
                                                                          Common Stock Warrants, 53.0% of
                                                                            Co. (1)                              5,918      5,918
                                                                                                              --------   --------
                                                                                                                33,267     33,267
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing
(2) Affiliate See accompanying notes.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 MARCH 31, 2001
                             (DOLLARS IN THOUSANDS)



COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
JAAGIR, LLC                           Service -- IT Staffing &            Subordinated Debt                   $  2,819   $  2,819
                                        Consulting
                                                                          Common Stock Warrants, 4.0% of Co.
                                                                            (1)                                    271        271
                                                                                                              --------   --------
                                                                                                                 3,090      3,090
----------------------------------------------------------------------------------------------------------------------------------
JAG Industries, Inc. (2)              Manufacturing -- Metal Fabrication  Senior Debt                            1,107      1,107
                                        &
                                      Tablet Manufacturing                Subordinated Debt                      2,463      2,463
                                                                          Common Stock Warrants, 75.0% of
                                                                            Co. (1)                                505         --
                                                                                                              --------   --------
                                                                                                                 4,075      3,570
----------------------------------------------------------------------------------------------------------------------------------
Kelly Aerospace, Inc.                 Manufacturing -- General Aviation   Senior Debt                            9,368      9,368
                                        &
                                      Performance Automotive              Subordinated Debt                      8,753      8,753
                                                                          Common Stock Warrants, 15.0% of
                                                                            Co. (1)                              1,589      1,589
                                                                                                              --------   --------
                                                                                                                19,710     19,710
----------------------------------------------------------------------------------------------------------------------------------
Lion Brewery, Inc. (2)                Manufacturing -- Malt Beverages     Subordinated Debt                      6,006      6,006
                                                                          Common Stock Warrants, 54.0% of
                                                                            Co. (1)                                675      6,730
                                                                                                              --------   --------
                                                                                                                 6,681     12,736
----------------------------------------------------------------------------------------------------------------------------------
Lubricating Specialties Co.           Manufacturing -- Lubricant &        Senior Debt                            6,928      6,928
                                        Grease
                                                                          Subordinated Debt                     14,754     14,754
                                                                          Common Stock Warrants, 21.0% of
                                                                            Co. (1)                                791        791
                                                                                                              --------   --------
                                                                                                                22,473     22,473
----------------------------------------------------------------------------------------------------------------------------------
MBT International, Inc. (2)           Wholesale & Retail -- Musical       Senior Debt                            3,300      3,300
                                        Instrument
                                      Distributor                         Subordinated Debt                      6,911      6,911
                                                                          Common Stock Warrants, 30.6% of
                                                                            Co. (1)                              1,214        991
                                                                          Preferred Stock, Convertible into
                                                                            53.1% of Co. (1)                     2,250      1,722
                                                                                                              --------   --------
                                                                                                                13,675     12,924
----------------------------------------------------------------------------------------------------------------------------------
New Piper Aircraft, Inc.              Manufacturing Aircraft              Subordinated Debt                     18,262     18,262
                                        Manufacturing
                                                                          Common Stock Warrants, 4.0% of Co.
                                                                            (1)                                  2,231      3,578
                                                                                                              --------   --------
                                                                                                                20,493     21,840
----------------------------------------------------------------------------------------------------------------------------------
o2wireless Solutions, Inc.            Telecommunications -- Wireless      Common Stock Warrants, 8.0% of Co.
                                        Communications Network Services     (1)                                  2,521      4,091
----------------------------------------------------------------------------------------------------------------------------------
Parts Plus Group                      Wholesale & Retail -- Auto Parts    Subordinated Debt                      4,357      4,357
                                        Distributor
                                                                          Common Stock Warrants, 3.6% of Co.
                                                                            (1)                                    333        333
                                                                          Preferred Stock, Convertible into
                                                                            1.7% of Co. (1)                        556         --
                                                                                                              --------   --------
                                                                                                                 5,246      4,690
----------------------------------------------------------------------------------------------------------------------------------
Patriot Medical Technologies, Inc.    Service -- Repair Services          Senior Debt                            2,716      2,716
  (2)
                                                                          Subordinated Debt                      2,779      2,779
                                                                          Common Stock Warrants, 15.6% of
                                                                            Co. (1)                                612        612
                                                                          Preferred Stock, Convertible into
                                                                            16.6% of Co.                         1,126      1,126
                                                                                                              --------   --------
                                                                                                                 7,233      7,233
----------------------------------------------------------------------------------------------------------------------------------
Starcom Holdings, Inc.                Construction -- Electrical          Subordinated Debt                     20,236     20,236
                                        Contractor
                                                                          Common Stock, 2.8% of Co. (1)            616        322
                                                                          Common Stock Warrants, 17.5% of
                                                                            Co. (1)                              3,914      3,227
                                                                                                              --------   --------
                                                                                                                24,766     23,785
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing
(2) Affiliate See accompanying notes.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 MARCH 31, 2001
                             (DOLLARS IN THOUSANDS)



COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
Sunvest Industries, LLC (2)           Manufacturing -- Contract           Senior Debt                         $  5,000   $  5,000
                                        Manufactoring
                                                                          Subordinated Debt                      5,363      5,363
                                                                          Common Stock Warrants, 38.0% of
                                                                            Co. (1)                                347        347
                                                                          Preferred Stock, 35.0% of Co. (1)      1,358      1,358
                                                                                                              --------   --------
                                                                                                                12,068     12,068
----------------------------------------------------------------------------------------------------------------------------------
The Inca Group (2)                    Manufacturing -- Steel Products     Subordinated Debt                     16,120     16,120
                                                                          Common Stock, 27.7% of Co. (1)         1,700      1,637
                                                                          Common Stock Warrants, 57.3% of
                                                                            Co. (1)                              3,060      3,333
                                                                                                              --------   --------
                                                                                                                20,880     21,090
----------------------------------------------------------------------------------------------------------------------------------
The L.A. Studios, Inc.                Wholesale & Retail -- Audio         Subordinated Debt                      2,082      2,082
                                        Production
                                                                          Common Stock Warrants, 17.0% of
                                                                            Co. (1)                                902      1,176
                                                                                                              --------   --------
                                                                                                                 2,984      3,258
----------------------------------------------------------------------------------------------------------------------------------
TransCore Holdings, Inc.              Information Technology --           Subordinated Debt                     23,051     23,051
                                        Transportation
                                      Information Management Services     Common Stock Warrants, 10.2% of
                                                                            Co. (1)                              4,583      7,783
                                                                          Redeemable Preferred Stock             2,319      2,319
                                                                                                              --------   --------
                                                                                                                29,953     33,153
----------------------------------------------------------------------------------------------------------------------------------
Tube City Olympic of Ohio, Inc.       Manufacturing -- Mill Services      Senior Debt                            7,447      7,447
----------------------------------------------------------------------------------------------------------------------------------
Tube City, Inc.                       Manufacturing -- Mill Services      Subordinated Debt                      6,583      6,583
                                                                          Common Stock Warrants, 14.8% of
                                                                            Co. (1)                              2,523      3,040
                                                                                                              --------   --------
                                                                                                                 9,106      9,623
----------------------------------------------------------------------------------------------------------------------------------
Warner Power, LLC (2)                 Manufacturing -- Power Systems &    Senior Debt                            1,000      1,000
                                        Electrical Ballasts
                                                                          Subordinated Debt                      3,987      3,987
                                                                          Common Stock Warrants, 53.1% of
                                                                            LLC (1)                              1,629      3,726
                                                                                                              --------   --------
                                                                                                                 6,616      8,713
----------------------------------------------------------------------------------------------------------------------------------
Westwind Group Holdings, Inc.         Service -- Restaurants              Preferred Stock, Convertible into
                                                                            0% of Co. (1)                        3,403      1,715
                                                                          Common Stock, 10% of Co. (1)              --         --
                                                                                                              --------   --------
                                                                                                                 3,403      1,715
----------------------------------------------------------------------------------------------------------------------------------
Wrenchead.com, Inc.                   Internet -- Auto Parts Distributor  Common Stock, 1.0% of Co. (1)             --        104
----------------------------------------------------------------------------------------------------------------------------------
ACS Equities, LP (2)                  Investment Partnership              Common Stock, 90.0% of LP              8,197         --
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate Basis Swap Agreements   Pay Fixed / Receive Floating        9 Contracts / Notional Amounts
                                                                            Totaling $102,123                       --     (3,357)
                                      Pay Floating / Receive Floating     8 Contracts / Notional Amounts
                                                                            Totaling $166,030                       --       (267)
                                                                                                              --------   --------
                                                                                                                    --     (3,624)
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Investments                   $596,410   $590,581
----------------------------------------------------------------------------------------------------------------------------------
American Capital Financial            Investment Banking                  Common Stock, 100% of Co. (1)          1,026         --
  Services (2)
----------------------------------------------------------------------------------------------------------------------------------
    Totals                                                                                                    $597,436   $590,581
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing
(2) Affiliate See accompanying notes.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000
                             (Dollars in thousands)

COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
A&M Cleaning Products, Inc.           Manufacturing -- Household          Subordinated Debt                   $  5,045   $  5,045
                                        Cleaning
                                      Products                            Common Stock Warrants, 21.9% of
                                                                            Co.                                  1,643      2,237
                                                                          Redeemable Preferred Stock               447        447
                                                                                                              --------   --------
                                                                                                                 7,135      7,729
----------------------------------------------------------------------------------------------------------------------------------
A.H. Harris & Sons, Inc.              Wholesale & Retail -- Construction  Subordinated Debt                      9,494      9,494
                                        Material
                                                                          Common Stock Warrants, 10.0% of
                                                                            Co. (1)                                534      1,050
                                                                                                              --------   --------
                                                                                                                10,028     10,544
----------------------------------------------------------------------------------------------------------------------------------
Aeriform Corporation                  Manufacturing -- Packaged           Subordinated Debt                      8,346      8,346
                                        Industrial Gas
----------------------------------------------------------------------------------------------------------------------------------
Atlantech International               Manufacturing -- Polymer-based      Subordinated Debt with
                                        Products                            Non-Detachable Warrants             18,781     18,781
                                                                          Redeemable Preferred Stock with
                                                                            Non-Detachable Common Stock,
                                                                            1.3% of Co.                          1,007      1,007
                                                                                                              --------   --------
                                                                                                                19,788     19,788
----------------------------------------------------------------------------------------------------------------------------------
Auxi Health, Inc. (2)                 Healthcare -- Home Healthcare       Subordinated Debt                     12,546     12,546
                                                                          Common Stock Warrants, 17.9% of
                                                                            Co. (1)                              2,599      1,856
                                                                          Preferred Stock, Convertible into
                                                                            55.8% of Co.                         2,578      2,578
                                                                                                              --------   --------
                                                                                                                17,723     16,980
----------------------------------------------------------------------------------------------------------------------------------
Biddeford Textile Corp.               Manufacturing -- Electronic         Senior Debt                            1,552      1,552
                                        Blankets
                                                                          Common Stock Warrants, 10.0% of
                                                                            Co. (1)                              1,100        942
                                                                                                              --------   --------
                                                                                                                 2,652      2,494
----------------------------------------------------------------------------------------------------------------------------------
BIW Connector Systems, LLC            Manufacturing -- Specialty          Senior Debt                            2,553      2,553
                                        Connectors
                                                                          Subordinated Debt                      4,940      4,940
                                                                          Common Stock Warrants, 8.0% of
                                                                            Co.(1)                                 652      2,068
                                                                                                              --------   --------
                                                                                                                 8,145      9,561
----------------------------------------------------------------------------------------------------------------------------------
Capital.com, Inc. (2)                 Internet -- Financial Portal        Common Stock, 85.0% of Co. (1)         1,492      1,492
----------------------------------------------------------------------------------------------------------------------------------
Case Logic                            Manufacturing -- Storage Products   Subordinated Debt with
                                        Designer and Marketer               Non-Detachable Warrants, 9.6%
                                                                            of Co.                              19,958     19,958
----------------------------------------------------------------------------------------------------------------------------------
Caswell-Massey Holdings Corp.         Wholesale & Retail -- Toiletries    Senior Debt                            1,833      1,833
                                                                          Subordinated Debt                      1,745      1,745
                                                                          Common Stock Warrants, 24.0% of
                                                                            Co. (1)                                552      1,092
                                                                                                              --------   --------
                                                                                                                 4,130      4,670
----------------------------------------------------------------------------------------------------------------------------------
Centennial Broadcasting, Inc.         Media -- Radio Stations             Subordinated Debt                     18,778     18,778
----------------------------------------------------------------------------------------------------------------------------------
Chance Coach, Inc. (2)                Manufacturing -- Buses              Senior Debt                            2,411      2,411
                                                                          Subordinated Debt                      8,147      8,147
                                                                          Common Stock, 20.4% of Co. (1)         1,896      2,793
                                                                          Common Stock Warrants, 43.0% of
                                                                            Co. (1)                              4,041      5,950
                                                                          Preferred Stock, Convertible into
                                                                            20.0% of Co.                         2,000      2,793
                                                                                                              --------   --------
                                                                                                                18,495     22,094
----------------------------------------------------------------------------------------------------------------------------------
Chromas Technologies (2)              Manufacturing -- Printing Presses   Senior Debt                           10,452     10,452
                                                                          Subordinated Debt                      4,447      4,447
                                                                          Common Stock, 35.0% of Co. (1)         1,500      1,500
                                                                          Common Stock Warrants, 25.0% of
                                                                            Co. (1)                              1,071      1,071
                                                                          Preferred Stock, Convertible into
                                                                            40.0% of Co.                         4,080      4,080
                                                                                                              --------   --------
                                                                                                                21,550     21,550
----------------------------------------------------------------------------------------------------------------------------------

(1) Non-income producing

(2) Affiliate See accompanying notes.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
Confluence Holdings Corp. (2)         Manufacturing -- Canoes & Kayaks    Subordinated Debt                   $ 10,648   $ 10,648
                                                                          Common Stock, 6.0% of Co. (1)            537         37
                                                                          Common Stock Warrants, 20.4% of
                                                                            Co. (1)                              1,630      1,352
                                                                                                              --------   --------
                                                                                                                12,815     12,037
----------------------------------------------------------------------------------------------------------------------------------
Cornell Companies, Inc.               Service -- Private Corrections      Subordinated Debt                     28,929     28,929
                                                                          Common Stock Warrants, 2.2% of Co.
                                                                            (1)                                  1,102      1,071
                                                                                                              --------   --------
                                                                                                                30,031     30,000
----------------------------------------------------------------------------------------------------------------------------------
Crosman Corporation                   Manufacturing -- Small Arms         Subordinated Debt                      3,854      3,854
                                                                          Common Stock Warrants 3.5% of Co.
                                                                            (1)                                    330        330
                                                                                                              --------   --------
                                                                                                                 4,184      4,184
----------------------------------------------------------------------------------------------------------------------------------
Cycle Gear, Inc. (2)                  Wholesale & Retail -- Motor Cycle   Senior Debt                              750        750
                                      Accessories                         Subordinated Debt                      4,344      4,344
                                                                          Common Stock Warrants, 34.0% of
                                                                            Co. (1)                                374        884
                                                                                                              --------   --------
                                                                                                                 5,468      5,978
----------------------------------------------------------------------------------------------------------------------------------
Decorative Surfaces International,    Manufacturing -- Decorative Paper   Subordinated Debt                     12,878     12,878
                                        &
  Inc. (2)                            Vinyl Products                      Common Stock Warrants, 42.3% of
                                                                            Co. (1)                              4,571         --
                                                                          Preferred Stock, Convertible into
                                                                            2.9% of Co.                            803         --
                                                                                                              --------   --------
                                                                                                                18,252     12,878
----------------------------------------------------------------------------------------------------------------------------------
Dixie Trucking Company, Inc. (2)      Transportation -- Overnight         Subordinated Debt                      4,079      4,079
                                        Shorthaul Delivery
                                                                          Common Stock Warrants, 32.0% of
                                                                            Co. (1)                                141        553
                                                                                                              --------   --------
                                                                                                                 4,220      4,632
----------------------------------------------------------------------------------------------------------------------------------
Electrolux, LLC                       Manufacturing -- Vacuum Cleaners    Membership Interest, 2.5% of Co.
                                                                            (1)                                    246      2,000
----------------------------------------------------------------------------------------------------------------------------------
Erie County Plastics Corporation      Manufacturing -- Molded Plastics    Subordinated Debt                      8,920      8,920
                                                                          Common Stock Warrants, 8.0% of Co.
                                                                            (1)                                  1,170      1,170
                                                                                                              --------   --------
                                                                                                                10,090     10,090
----------------------------------------------------------------------------------------------------------------------------------
EuroCaribe Packing Company, Inc. (2)  Manufacturing -- Meat Processing    Senior Debt                            7,959      7,959
                                                                          Subordinated Debt                      9,048      7,048
                                                                          Common Stock Warrants, 37.1% of
                                                                            Co. (1)                              1,110         --
                                                                                                              --------   --------
                                                                                                                18,117     15,007
----------------------------------------------------------------------------------------------------------------------------------
Fulton Bellows & Components,          Manufacturing -- Bellows            Senior Debt                           13,100     13,100
  Inc. (2)                                                                Subordinated Debt                      6,771      6,771
                                                                          Common Stock Warrants, 20.0% of
                                                                            Co. (1)                              1,305      1,305
                                                                          Preferred Stock, Convertible into
                                                                            40.0% of Co.                         3,191      3,191
                                                                                                              --------   --------
                                                                                                                24,367     24,367
----------------------------------------------------------------------------------------------------------------------------------
Goldman Industrial Group              Manufacturing -- Machine Tools,     Subordinated Debt                     27,280     27,280
                                      Metal Cutting Types                 Common Stock Warrants, 15.0% of
                                                                            Co. (1)                              2,822      2,822
                                                                                                              --------   --------
                                                                                                                30,102     30,102
----------------------------------------------------------------------------------------------------------------------------------
IGI, Inc.                             Healthcare -- Veterinary Vaccines   Subordinated Debt                      5,294      5,294
                                                                          Common Stock Warrants, 18.7% of
                                                                            Co. (1)                              2,003      1,878
                                                                                                              --------   --------
                                                                                                                 7,297      7,172
----------------------------------------------------------------------------------------------------------------------------------
Iowa Mold Tooling, Inc. (2)           Manufacturing -- Specialty          Subordinated Debt                     23,562     23,562
                                        Equipment
                                                                          Common Stock, 28.7% of Co. (1)         3,200      3,200
                                                                          Common Stock Warrants, 53.0% of
                                                                            Co. (1)                              5,918      5,918
                                                                                                              --------   --------
                                                                                                                32,680     32,680
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing

(2) Affiliate See accompanying notes.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
JAAGIR, LLC                           Service -- IT Staffing &            Subordinated Debt                   $  2,789   $  2,789
                                        Consulting
                                                                          Common Stock Warrants, 4.0% of Co.
                                                                            (1)                                    271        271
                                                                                                              --------   --------
                                                                                                                 3,060      3,060
----------------------------------------------------------------------------------------------------------------------------------
JAG Industries, Inc. (2)              Manufacturing -- Metal Fabrication  Senior Debt                            1,142      1,142
                                        &
                                      Tablet Manufacturing                Subordinated Debt                      2,446      2,446
                                                                          Common Stock Warrants, 75.0% of
                                                                            Co. (1)                                505         --
                                                                                                              --------   --------
                                                                                                                 4,093      3,588
----------------------------------------------------------------------------------------------------------------------------------
Lion Brewery, Inc. (2)                Manufacturing -- Malt Beverages     Subordinated Debt                      5,996      5,996
                                                                          Common Stock Warrants, 54.0% of
                                                                            Co. (1)                                675      7,688
                                                                                                              --------   --------
                                                                                                                 6,671     13,684
----------------------------------------------------------------------------------------------------------------------------------
Lubricating Specialties Co.           Manufacturing -- Lubricant &        Senior Debt                            7,206      7,206
                                        Grease
                                                                          Subordinated Debt                     14,718     14,718
                                                                          Common Stock Warrants, 21.0% of
                                                                            Co. (1)                                791        791
                                                                                                              --------   --------
                                                                                                                22,715     22,715
----------------------------------------------------------------------------------------------------------------------------------
MBT International, Inc. (2)           Wholesale & Retail -- Musical       Senior Debt                            3,300      3,300
                                        Instrument Distributor
                                                                          Subordinated Debt                      6,810      6,810
                                                                          Common Stock Warrants, 30.6% of
                                                                            Co. (1)                              1,214      1,214
                                                                          Preferred Stock, Convertible into
                                                                            53.1% of Co. (1)                     2,250      2,250
                                                                                                              --------   --------
                                                                                                                13,574     13,574
----------------------------------------------------------------------------------------------------------------------------------
New Piper Aircraft, Inc.              Manufacturing Aircraft              Subordinated Debt                     18,211     18,211
                                        Manufacturing
                                                                          Common Stock Warrants, 4.0% of Co.
                                                                            (1)                                  2,231      3,578
                                                                                                              --------   --------
                                                                                                                20,442     21,789
----------------------------------------------------------------------------------------------------------------------------------
o2wireless Solutions, Inc.            Telecommunications -- Wireless      Common Stock Warrants, 8.0% of Co.
                                        Communications Network Services     (1)                                  2,521     16,670
----------------------------------------------------------------------------------------------------------------------------------
Parts Plus Group                      Wholesale & Retail -- Auto Parts    Subordinated Debt                      4,329      4,329
                                        Distributor
                                                                          Common Stock Warrants, 3.6% of Co.
                                                                            (1)                                    333        333
                                                                          Preferred Stock, Convertible into
                                                                            1.7% of Co. (1)                        555        117
                                                                                                              --------   --------
                                                                                                                 5,217      4,779
----------------------------------------------------------------------------------------------------------------------------------
Patriot Medical Technologies, Inc.    Service -- Repair Services          Senior Debt                            2,805      2,805
  (2)
                                                                          Subordinated Debt                      2,767      2,767
                                                                          Common Stock Warrants, 15.0% of
                                                                            Co. (1)                                612        612
                                                                          Preferred Stock, Convertible into
                                                                            16.0% of Co.                         1,104      1,104
                                                                                                              --------   --------
                                                                                                                 7,288      7,288
----------------------------------------------------------------------------------------------------------------------------------
Starcom Holdings, Inc.                Construction -- Electrical          Subordinated Debt                     19,199     19,199
                                        Contractor
                                                                          Common Stock, 2.8% of Co. (1)            616        866
                                                                          Common Stock Warrants, 17.5% of
                                                                            Co. (1)                              3,914      5,415
                                                                                                              --------   --------
                                                                                                                23,729     25,480
----------------------------------------------------------------------------------------------------------------------------------
Sunvest Industries, LLC (2)           Manufacturing -- Contract           Senior Debt                            5,000      5,000
                                        Manufacturing
                                                                          Subordinated Debt                      5,295      5,295
                                                                          Common Stock Warrants, 38.0% of
                                                                            Co. (1)                                705        705
                                                                          Preferred Stock, 35.0% of Co. (1)      1,000      1,000
                                                                                                              --------   --------
                                                                                                                12,000     12,000
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing

(2) Affiliate See accompanying notes.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)


COMPANY                               INDUSTRY                            INVESTMENT                          COST      FAIR VALUE
----------------------------------------------------------------------------------------------------------------------------------
The Inca Group (2)                    Manufacturing -- Steel Products     Subordinated Debt                   $ 15,858   $ 15,858
                                                                          Common Stock, 27.7% of Co. (1)         1,700      2,010
                                                                          Common Stock Warrants, 57.3% of
                                                                            Co. (1)                              3,060      4,136
                                                                                                              --------   --------
                                                                                                                20,618     22,004
----------------------------------------------------------------------------------------------------------------------------------
The L.A. Studios, Inc.                Wholesale & Retail -- Audio         Subordinated Debt                      2,555      2,555
                                        Production
                                                                          Common Stock Warrants, 17.0% of
                                                                            Co. (1)                                902      1,176
                                                                                                              --------   --------
                                                                                                                 3,457      3,731
----------------------------------------------------------------------------------------------------------------------------------
TransCore Holdings, Inc.              Information Technology --           Subordinated Debt                     22,908     22,908
                                        Transportation
                                      Information Management Services     Common Stock Warrants, 10.2% of
                                                                            Co. (1)                              4,686      5,369
                                                                          Redeemable Preferred Stock               571        571
                                                                                                              --------   --------
                                                                                                                28,165     28,848
----------------------------------------------------------------------------------------------------------------------------------
Tube City Olympic of Ohio, Inc.       Manufacturing -- Mill Services      Senior Debt                            7,909      7,909
----------------------------------------------------------------------------------------------------------------------------------
Tube City, Inc.                       Manufacturing -- Mill Services      Subordinated Debt                      6,460      6,460
                                                                          Common Stock Warrants, 14.8% of
                                                                            Co. (1)                              2,523      3,040
                                                                                                              --------   --------
                                                                                                                 8,983      9,500
----------------------------------------------------------------------------------------------------------------------------------
Warner Power, LLC (2)                 Manufacturing -- Power Systems &    Senior Debt                            1,125      1,125
                                        Electrical Ballasts
                                                                          Subordinated Debt                      3,959      3,959
                                                                          Common Stock Warrants, 53.1% of
                                                                            LLC (1)                              1,629      4,587
                                                                                                              --------   --------
                                                                                                                 6,713      9,671
----------------------------------------------------------------------------------------------------------------------------------
Westwind Group Holdings, Inc.         Service -- Restaurants              Subordinated Debt                      3,011      1,673
                                                                          Common Stock Warrants, 5.0% of Co.
                                                                            (1)                                    350         --
                                                                                                              --------   --------
                                                                                                                 3,361      1,673
----------------------------------------------------------------------------------------------------------------------------------
Wrenchead.com, Inc.                   Internet -- Auto Parts Distributor  Common Stock, 1.0% of Co. (1)             --        104
----------------------------------------------------------------------------------------------------------------------------------
ACS Equities, LP (2)                  Investment Partnership              Common Stock, 90.0% of LP              6,726         --
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate Basis Swap Agreements   Pay Fixed / Receive Floating        9 Contracts / Notional Amounts
                                                                            Totaling $102,123                       --       (582)
                                      Pay Floating / Receive Floating     8 Contracts / Notional Amounts
                                                                            Totaling $166,030                       --       (488)
                                                                                                              --------   --------
                                                                                                                    --     (1,070)
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Investments                   $563,331   $582,108
----------------------------------------------------------------------------------------------------------------------------------
American Capital Financial            Investment Banking                  Common Stock, 100% of Co. (1)            403      1,120
  Services (2)
----------------------------------------------------------------------------------------------------------------------------------
    Totals                                                                                                    $563,734   $583,228
----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing

(2) Affiliate See accompanying notes.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                        THREE MONTHS     THREE MONTHS
                                                                           ENDED            ENDED
                                                                       MARCH 31, 2001   MARCH 31, 2000
                                                                       --------------   --------------
Operating income:
Interest and dividend income.........................................     $ 20,563          $11,038
Loan fees............................................................          909              480
                                                                          --------          -------
Total operating income...............................................       21,472           11,518

Operating expenses:
Salaries and benefits................................................          334              164
General and administrative...........................................          721              471
Interest.............................................................        3,524            1,779
                                                                          --------          -------
Total operating expenses.............................................        4,579            2,414
Operating income before equity in loss of unconsolidated operating
  subsidiary.........................................................       16,893            9,104
Equity in loss of unconsolidated operating subsidiary................       (1,742)            (558)
                                                                          --------          -------
Net operating income.................................................       15,151            8,546
(Decrease) increase in net unrealized appreciation of investments....      (24,752)          10,768
                                                                          --------          -------
Net (decrease) increase in shareholders' equity resulting from
  operations.........................................................     $ (9,601)         $19,314
                                                                          --------          -------

Net operating income per common share:      Basic....................     $   0.54          $  0.48
                                            Diluted..................     $   0.54          $  0.47

(Loss) earnings per common share:           Basic....................     $  (0.34)         $  1.08
                                            Diluted..................     $  (0.34)         $  1.05

Weighted average shares of common stock
  outstanding:                              Basic....................       27,856           17,833
                                            Diluted..................       28,278           18,351

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, INC.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                            (DISTRIBUTIONS
                                                                               NOTES        IN EXCESS OF)      UNREALIZED
                                           COMMON STOCK       CAPITAL IN     RECEIVABLE     UNDISTRIBUTED     APPRECIATION
                            PREFERRED   -------------------   EXCESS OF     FROM SALE OF     NET REALIZED    (DEPRECIATION)
                              STOCK      SHARES     AMOUNT    PAR VALUE     COMMON STOCK       EARNINGS      OF INVESTMENTS
                            ---------   --------   --------   ----------   --------------   --------------   --------------
Balance at January 1,
  2000....................      --       18,252      $183      $255,922       $(23,052)        $  1,080         $ 77,612
                               ===       ======      ====      ========       ========         ========         ========
  Issuance of common stock
    under stock option
    plans.................      --           10        --           187           (195)              --               --
  Issue of common stock
    under the Dividend
    Reinvestment Plan.....      --            8        --           188             --               --               --
  Repayment of notes
    receivable from sale
    of common stock.......      --           --        --            --            244               --               --
  Net increase in
    shareholders' equity
    resulting from
    operations............      --           --        --            --             --            8,546           10,768
  Distributions...........      --           --        --            --             --           (8,217)              --
                               ---       ------      ----      --------       --------         --------         --------
Balance at March 31,
  2000....................      --       18,270      $183      $256,297       $(23,003)        $  1,409         $ 88,380
                               ===       ======      ====      ========       ========         ========         ========
Balance at January 1,
  2001....................      --       28,003      $280      $448,587       $(27,389)        $   (341)        $ 24,030
                               ===       ======      ====      ========       ========         ========         ========
  Issuance of common stock
    under stock option
    plans.................      --          280         3         6,302         (6,305)              --               --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.....      --           12        --           300             --               --               --
  Repayments of notes
    receivable from sale
    of common stock.......      --           --        --            --          5,169               --               --
  Net decrease in
    shareholders' equity
    resulting from
    operations............      --           --        --            --             --           15,151          (24,752)
  Distributions...........      --           --        --            --             --          (14,999)              --
                               ---       ------      ----      --------       --------         --------         --------
Balance at March 31,
  2001....................      --       28,295      $283      $455,189       $(28,525)        $   (189)        $   (722)
                               ===       ======      ====      ========       ========         ========         ========


                                TOTAL
                            SHAREHOLDERS'
                               EQUITY
                            -------------
Balance at January 1,
  2000....................    $311,745
                              ========
  Issuance of common stock
    under stock option
    plans.................          (8)
  Issue of common stock
    under the Dividend
    Reinvestment Plan.....         188
  Repayment of notes
    receivable from sale
    of common stock.......         244
  Net increase in
    shareholders' equity
    resulting from
    operations............      19,314
  Distributions...........      (8,217)
                              --------
Balance at March 31,
  2000....................    $323,266
                              ========
Balance at January 1,
  2001....................    $445,167
                              ========
  Issuance of common stock
    under stock option
    plans.................          --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.....         300
  Repayments of notes
    receivable from sale
    of common stock.......       5,169
  Net decrease in
    shareholders' equity
    resulting from
    operations............      (9,601)
  Distributions...........     (14,999)
                              --------
Balance at March 31,
  2001....................    $426,036
                              ========

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                               THREE MONTHS     THREE MONTHS
                                                                  ENDED            ENDED
                                                              MARCH 31, 2001   MARCH 31, 2000
                                                              --------------   --------------
Operating activities:
  Net (decrease) increase in shareholders' equity resulting
    from operations.........................................     $ (9,601)        $ 19,314
  Adjustments to reconcile net (decrease) increase in
    shareholders' equity resulting from operations to net
    cash provided by operating activities:
      Unrealized depreciation (appreciation) of
        investments.........................................       24,752          (10,768)
      Accretion of loan discounts...........................       (1,858)            (787)
      Amortization of deferred finance costs................          413              255
      Increase in interest receivable.......................       (2,109)          (1,344)
      Increase in accrued payment-in-kind dividends and
        interest............................................       (3,583)            (619)
      Increase in due from unconsolidated operating
        subsidiary..........................................       (6,115)          (4,164)
      (Increase) decrease in other assets...................         (193)             192
      (Decrease) increase in other liabilities..............         (267)             117
      Loss of unconsolidated operating subsidiary...........        1,742              558
                                                                 --------         --------
Net cash provided by operating activities...................        3,181            2,754

Investing activities:
  Proceeds from sale or maturity of investments.............       18,903               --
  Principal repayments......................................        3,270            1,096
  Purchases of investments..................................      (48,045)         (31,450)
  Repayments of notes receivable issued in exchange for
    common stock............................................        5,169              244
  Issuance of employee notes receivable.....................       (6,305)            (195)
                                                                 --------         --------
Net cash used in investing activities.......................      (27,008)         (30,305)

Financing activities:
  Issuance of notes payable.................................       28,214               --
  Repayments of notes payable...............................       (2,938)              --
  Drawings on revolving credit facility, net................        6,820           38,667
  Increase in deferred financing costs......................          214               --
  Distributions paid........................................      (14,999)          (8,576)
                                                                 --------         --------
Net cash provided by financing activities...................       17,311           30,091
                                                                 --------         --------
Net (decrease) increase in cash and cash equivalents........       (6,516)           2,540
Cash and cash equivalents at beginning of period............       11,192            2,037
                                                                 --------         --------
Cash and cash equivalents at end of period..................     $  4,676         $  4,577
                                                                 ========         ========
Supplemental Disclosures:
  Cash paid for interest....................................     $  1,791         $  1,548

Non-cash financing activities:
  Notes receivable issued in exchange for common stock......     $  6,305         $    195
  Issuance of common stock in conjunction with dividend
    reinvestment............................................     $    300         $    188

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                           THREE MONTHS ENDED   THREE MONTHS ENDED
                                                             MARCH 31, 2001       MARCH 31, 2000
                                                           ------------------   ------------------
Per Share Data (1)
Net asset value at beginning of the period...............       $  15.90             $  17.08
Net operating income.....................................           0.54                 0.48
(Decrease) increase in net unrealized appreciation on
  investments............................................          (0.88)                0.60
                                                                --------             --------
Net (decrease) increase in shareholders' equity resulting
  from operations........................................       $  (0.34)            $   1.08
Issuance of common stock.................................           0.03                   --
Distribution of net investment income....................          (0.53)               (0.45)
Effect of dilution.......................................             --                (0.02)
                                                                --------             --------
Net asset value at end of period.........................       $  15.06             $  17.69

Per share market value at beginning of period............       $ 25.188             $ 22.750
Per share market value at end of period..................       $ 25.438             $ 25.375
Total return (2).........................................           3.10%               13.52%
Shares outstanding at end of period......................         28,295               18,270

Ratio/Supplemental Data
Net assets at end of period..............................       $426,035             $323,266
Ratio of operating expenses to average net assets (2)....           1.05%                0.76%
Ratio of net operating income to average net assets
  (2)....................................................           3.48%                2.69%

------------------------

(1) Basic per share data.

(2) Amounts were not annualized for the results of the three month periods ended March 31, 2001 and 2000.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                         NOTES TO FINANCIAL STATEMENTS



                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

    Interim financial statements of American Capital Strategies, Ltd. (the "Company") are prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods, have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K, as filed with the United States Securities and Exchange Commission.

NOTE 2. ORGANIZATION

    American Capital Strategies, Ltd., a Delaware corporation (the "Company"), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382,437 shares of common stock ("Common Stock"), and became a non-diversified closed-end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests.

    The Company provides financial advisory services to businesses through American Capital Financial Services ("ACFS"), formerly ACS Capital Investments Corporation, a wholly-owned subsidiary. The Company's reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly-owned subsidiary, ACFS (see Note 4). In accordance with the Accounting and Audit Guide for Investment Companies, ACFS is accounted for under the equity method. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company has no foreign operations.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


NOTE 3. INVESTMENTS

    Summaries of the composition of the Company's portfolio of publicly and non-publicly traded securities, excluding government securities, at March 31, 2001 and December 31, 2000 at cost and fair value are shown in the following table:

                                                 MARCH 31, 2001   DECEMBER 31, 2000
                                                 --------------   -----------------
COST
Senior debt....................................      14.3%              12.4%
Subordinated debt..............................      59.9%              61.8%
Subordinated debt with non-detachable
  warrants.....................................       6.6%               6.9%
Preferred stock................................       4.3%               3.5%
Common stock warrants..........................      12.8%              13.1%
Common stock...................................       2.1%               2.3%

                                                 MARCH 31, 2001   DECEMBER 31, 2000
                                                 --------------   -----------------
FAIR VALUE
Senior debt....................................      14.1%              11.8%
Subordinated debt..............................      58.7%              58.2%
Subordinated debt with non-detachable
  warrants.....................................       6.6%               6.6%
Preferred stock................................       3.3%               3.3%
Common stock warrants..........................      14.8%              17.1%
Common stock...................................       2.5%               3.0%

    The following table shows the portfolio composition by industry grouping at cost and at fair value:

                                                 MARCH 31, 2001   DECEMBER 31, 2000
                                                 --------------   -----------------
COST
Manufacturing..................................      70.5%              66.0%
Service........................................       7.4%               7.8%
Wholesale & Retail.............................       7.1%               7.5%
Information Technology.........................       5.1%               5.0%
Healthcare.....................................       4.3%               4.5%
Construction...................................       4.2%               4.3%
Transportation.................................       0.7%               0.8%
Telecommunications.............................       0.4%               0.4%
Internet.......................................       0.3%               0.3%
Media..........................................         --               3.4%

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                 MARCH 31, 2001   DECEMBER 31, 2000
                                                 --------------   -----------------
FAIR VALUE
Manufacturing..................................      70.4%              65.0%
Service........................................       7.1%               7.2%
Wholesale & Retail.............................       7.1%               7.4%
Information Technology.........................       5.5%               4.9%
Construction...................................       4.0%               4.3%
Healthcare.....................................       4.1%               4.1%
Transportation.................................       0.8%               0.8%
Telecommunications.............................       0.7%               2.8%
Internet.......................................       0.3%               0.3%
Media..........................................         --               3.2%

    Management expects that the largest percentage of its investments will continue to be in manufacturing companies, however, the Company intends to continue to diversify its portfolio and will explore new investment opportunities in a variety of industries. The current investment composition within the manufacturing segment includes investments in 26 different manufacturing Standardized Industrial Classification ("SIC") codes, with the largest percentage being 8% and 9% in SIC code 3531 ("Construction Machinery and Equipment") as of March 31, 2001 and December 31, 2000, respectively.

    The following table shows the portfolio composition by geographic location at cost and at fair value:

                                                 MARCH 31, 2001   DECEMBER 31, 2000
                                                 --------------   -----------------
COST
Mid-Atlantic...................................      26.7%              27.0%
Northeast......................................      17.9%              18.1%
Southeast......................................      17.3%              21.1%
South-Central..................................      13.9%              11.1%
Southwest......................................      12.8%              13.5%
North-Central..................................      11.4%               9.2%

                                                 MARCH 31, 2001   DECEMBER 31, 2000
                                                 --------------   -----------------
FAIR VALUE
Mid-Atlantic...................................      26.3%              25.9%
Northeast......................................      17.8%              18.2%
Southeast......................................      17.1%              22.5%
South-Central..................................      13.9%              10.8%
Southwest......................................      13.0%              13.3%
North-Central..................................      11.9%               9.3%

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


NOTE 4. INVESTMENT IN UNCONSOLIDATED OPERATING SUBSIDIARY

    As discussed in Note 2, ACFS is an operating subsidiary of the Company and is accounted for under the equity method.

    Condensed financial information for ACFS is as follows:

                                                 MARCH 31, 2001   DECEMBER 31, 2000
                                                 --------------   -----------------
Assets
  Investments in ACS Equities, LP, at fair
    value......................................     $10,365            $10,365
  Other assets, net............................       4,545              4,270
                                                    -------            -------
Total assets...................................     $14,910            $14,635
                                                    =======            =======
Liabilities and Shareholder's Equity
  Due to parent................................     $13,548            $ 7,433
  Other liabilities............................       1,985              6,082
  Shareholder's equity.........................        (623)             1,120
                                                    -------            -------
Total liabilities and shareholder's equity.....     $14,910            $14,635
                                                    =======            =======

                                                  THREE MONTHS     THREE MONTHS
                                                     ENDED            ENDED
                                                 MARCH 31, 2001   MARCH 31, 2000
                                                 --------------   --------------
Operating income...............................      $ 1,320         $   550
Operating expense..............................        3,062           1,451
                                                     -------         -------
Net operating loss.............................       (1,742)           (901)
Other income...................................           --             342
                                                     -------         -------
Net loss.......................................      $(1,742)        $  (559)
                                                     =======         =======

NOTE 5. BORROWINGS

    As of March 31, 2001, the Company, through ACAS Funding Trust I ("Trust I"), an affiliated business trust, had $74,822 in borrowings outstanding under a revolving debt funding facility. The facility expires during April 2003. The full amount of principal will be amortized over a 24 month period at the end of the term and interest is payable monthly. Interest on borrowings under this facility is charged at one month LIBOR (5.23% at March 31, 2001) plus 125 basis points. During the three months ended March 31, 2001, the Company had weighted average outstanding borrowings under this facility of $61,903.

    On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 ("Trust II" and with Trust I, the "Trusts"), an affiliated business trust, and contributed to Trust II $153,700 in loans. Subject

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust II was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by an affiliate of Trust II. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of December 31, 2000, Trust II had issued all $69,200 of Class A notes, and $18,000 of Class B notes; in January 2001, Trust II issued the remaining $28,200 of the Class B notes. The notes are backed by loans to 29 of the Company's portfolio companies. The Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. The transfer of the assets to Trust II and the related sale of notes by Trust II have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 125. Repayments received on the 29 loans are first applied to the Class A notes, and then to the Class B notes. Trust II enters into interest rate swaps in order to mitigate the related interest rate risk (see Note 7). During the three months ended March 31, 2001, the weighted average outstanding balance of the Class A and B notes was $106,163.

    The weighted average interest rates on all of the Company's borrowings, including amortization of deferred finance costs, for the three months ended March 31, 2001 and 2000 were 8.39% and 8.40%, respectively.

    For the above borrowings, the fair value of the borrowings approximates cost.

NOTE 6. EARNINGS PER SHARE

    The following table sets forth the computation of basic and diluted earnings per share.

                                                           THREE MONTHS ENDED   THREE MONTHS ENDED
                                                             MARCH 31, 2001       MARCH 31, 2000
                                                           ------------------   ------------------
Numerator for basic and diluted (loss) earnings per
  share..................................................       $ (9,601)            $19,314
Denominator for basic weighted average shares............         27,856              17,833
Employee stock options...................................            172                  80
Contingently issuable shares.............................            230                 421
Warrants.................................................             20                  17
                                                                --------             -------
Dilutive potential shares................................            422                 518
                                                                --------             -------
Denominator for diluted weighted average shares..........         28,278              18,351
                                                                --------             -------
Basic (loss) earnings per common share...................       $  (0.34)            $  1.08
Diluted (loss) earnings per common share.................       $  (0.34)            $  1.05

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


NOTE 7. INTEREST RATE RISK MANAGEMENT

    The Company and the Trusts enter into interest rate swap agreements with financial institutions as part of their strategies to manage interest rate risks and to fulfill their obligations under the terms of their revolving debt funding facility and asset securitization. The Company and the Trusts use interest rate swap agreements for hedging and risk management only and not for speculative purposes. As of March 31, 2001, the Company and the Trusts have entered into 17 interest rate basis swap agreements with an aggregate notional amount of $268,153. Pursuant to these swap agreements, the Company and the Trusts pay either a variable rate equal to the prime lending rate (8.00% and 9.50% at March 31, 2001 and December 31, 2000, respectively) and receive a floating rate of the one-month LIBOR (5.23% and 6.57% at March 31, 2001 and December 31, 2000, respectively), or pay a fixed rate and receive a floating rate of the one-month LIBOR. At March 31, 2001 and December 31, 2000, the swaps had a remaining weighted average maturity of approximately 5.4 and 5.6 years, respectively. At March 31, 2001 and December 31, 2000, the fair value of the interest rate basis swap agreements represented a liability of $3,624 and $1,070, respectively. The following table presents the notional principal amounts of interest rate swaps by class:

                                               NOTIONAL VALUE AT   NOTIONAL VALUE AT
TYPE OF INTEREST RATE SWAP                      MARCH 31, 2001     DECEMBER 31, 2000
--------------------------                     -----------------   -----------------
Pay fixed, receive floating..................       $102,123           $102,123
Pay floating, receive floating...............        166,030            166,030
                                                    --------           --------
Total........................................       $268,153           $268,153
                                                    ========           ========

                 (This page has been left blank intentionally.)

    The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 JUNE 15, 2001.

                       AMERICAN CAPITAL STRATEGIES, LTD.
               STATEMENT OF ADDITIONAL INFORMATION JUNE 15, 2001

    This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus dated June 15, 2001 relating to this offering (the "Prospectus") and the accompanying prospectus supplement, if any. A copy of the Prospectus and the relevant accompanying prospectus supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Shareholder Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                               PAGE IN THE       LOCATION
                                                                STATEMENT       OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN
                                                               INFORMATION    THE PROSPECTUS
                                                              -------------   --------------
General Information and History.............................    SAI-2           1, 31
Investment Objective and Policies...........................    SAI-2            37
Management..................................................    SAI-2            44
Compensation of Executive Officers..........................    SAI-2            47
Compensation of Directors...................................    SAI-3            --
Stock Option Awards.........................................    SAI-5            --
Committees of the Board of Directors........................     --              49
Control Persons and Principal Holders of Securities.........    SAI-6            --
Investment Advisory Services................................    SAI-7            --
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................    SAI-7            58
Financial Statements........................................    SAI-7            F-1
Brokerage Allocation and Other Practices....................    SAI-8            --
Tax Status..................................................    SAI-8            35

                                     SAI-1

                        GENERAL INFORMATION AND HISTORY

    This SAI contains information with respect to American Capital Strategies, Ltd. (the "Company"). The Company, a Delaware corporation, was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382,437 shares of its common stock ("Common Stock") and became a non-diversified, closed end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code").

                       INVESTMENT OBJECTIVES AND POLICIES

    The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its shareholders' equity through the appreciation in value of the Company's equity interests in the companies in which it invests. The Company will at all times seek to conduct its business so as to retain its status as a BDC and to qualify to be taxed as a RIC. The Company seeks to achieve its investment objectives by lending to and investing primarily in middle market companies in a variety of industries and in diverse geographic locations primarily in the United States. At December 31, 2000, the Company's investment portfolio totaled $582 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the Prospectus. In addition to its core lending business, the Company also provides financial advisory services to businesses through American Capital Financial Services, Inc. ("ACFS"), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Chicago, and Dallas.

                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

    Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding the compensation of certain of its executive officers and directors.

    The following table sets forth certain details of the aggregate compensation paid to each of the three highest paid executive officers of the Company during 2000, as well as to each of the Company's executive officers who was also a director. For the aggregate compensation received by each non-employee director, see "Director Compensation."

                                     SAI-2

                               COMPENSATION TABLE
                           SUMMARY COMPENSATION TABLE
                            2000 COMPENSATION TABLE

                                                                        PENSION OR
                                                                        RETIREMENT
                                                                         BENEFITS
                                                       AGGREGATE      ACCRUED AS PART
                                                     COMPENSATION       OF COMPANY         TOTAL
NAME OF PERSON, POSITION                            FROM COMPANY(1)     EXPENSE(2)      COMPENSATION
------------------------                            ---------------   ---------------   ------------
Malon Wilkus
  Chief Executive Officer and Chairman of the
  Board of Directors..............................      $660,000          $4,800          $664,800

Adam Blumenthal
  President, Chief Operating Officer and
  Director........................................      $750,000          $4,800          $754,800

David Gladstone
  Vice Chairman...................................      $450,000          $4,800          $454,800

------------------------

    (1) The aggregate compensation from the Company for Messrs. Wilkus, Blumenthal, and Gladstone includes salary in the amount of $220,000, $250,000, and $150,000 respectively, and bonus in the amount of $440,000, $500,000, and $300,000 respectively.

    (2) Represents the value of the Company's Common Stock allocated in 2000 to the Executive Officer's account in the ESOP.

NOTE: The named Executive Officers' estimated annual benefits under the ESOP upon retirement are not determinable.

    The Company has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Investment Company Act. Personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Company. However, they may purchase securities also owned by or under consideration for ownership by the Company only with the consent of the Company.

    You may read and copy this information at the commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. In addition, the Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20459-0102.

                             DIRECTOR COMPENSATION

    During 2000, each non-employee director received an annual retainer fee of $10,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. For 2001, each non-employee director will be paid an annual retainer of $15,000 (except that the Chairman of the Audit Committee and of the Compensation and Compliance Committee will each receive $17,500) and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board and committee meetings. Directors who are employees of the Company do not receive additional compensation for service as a member of the Board of Directors.

                                     SAI-3

    The following table sets forth the compensation received by each non-employee director during 2000:

                                                                  2000
NAME                                                          COMPENSATION
----                                                          ------------
Mary C. Baskin..............................................     $12,000
Neil M. Hahl................................................     $35,000
Philip R. Harper............................................     $32,000
Stan Lundine................................................     $28,000
Alvin N. Puryear............................................     $32,000
Kenneth D. Peterson, Jr.....................................     $     0

LONG TERM INCENTIVE PLANS

    The Company currently maintains two long term incentive plans in which executive officers of the Company participate: (i) the ESOP in which all employees of the Company are eligible to participate after meeting minimum service requirements, and (ii) the 2000 Employee Option Plan. The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan.

    ESOP. The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP is a profit sharing plan, qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), designed to be invested primarily in Common Stock. The ESOP provides that participants will receive allocations of Common Stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her Common Stock ESOP account over a five-year period beginning on the date of first employment. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. The Company does not match or otherwise make contributions to the profit sharing plan.

    EMPLOYEE OPTION PLANS. The Company established the 2000 Employee Option Plan and the 1997 Stock Option Plan (the "1997 Employee Option Plan" and with the 2000 Employee Option Plan, the "Employee Option Plans") for the purpose of attracting and retaining executive officers and other key employees. Non-employee Directors may not participate. Options for a maximum of 1,828,252 shares of Common Stock were subject to issuance under the 1997 Employee Option Plan. All such options have been granted. Options for 1,638,198 shares of Common Stock have been exercised. Options for a maximum of 3,800,000 shares of Common Stock are subject to issuance under the 2000 Employee Option Plan. Of such amount, options for 1,951,900 shares have been granted and options for 486,884 shares have been exercised. The Compensation and Compliance Committee administers the Employee Option Plan and may grant options for a maximum of 608,782 shares to any single participant. The Compensation and Compliance Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation and Compliance Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distribution and recapitalizations. Options may be exercised during a period of no more ten years following the date of grant. The Compensation and Compliance Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions.

    The following table shows for each of the named Executive Officers (1) the number of options that were granted during 2000 under the 2000 Employee Option Plan, (2) out of the total number of options granted to all employees, the percentage granted to the named Executive Officer, (3) the exercise price, (4) the expiration date, and (5) the potential realizable value of the options, assuming

                                     SAI-4
that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term, at a 5% and 10% annualized rate.

                                                                                                        POTENTIAL REALIZABLE
                                                                                                              VALUE AT
                                                                                                           ASSUMED ANNUAL
                                                                                                           RATES OF STOCK
                                     NUMBER OF        PERCENT OF TOTAL                                 PRICE APPRECIATION FOR
                                     SECURITIES       OPTIONS GRANTED                                        OPTION TERM
                                 UNDERLYING OPTIONS   TO EMPLOYEES IN    EXERCISE(1) OR   EXPIRATION   -----------------------
                                      GRANTED           FISCAL YEAR        BASE PRICE        DATE          5%        10% ($)
                                 ------------------   ----------------   --------------   ----------   ----------   ----------
Malon Wilkus...................         208,200            13.7%             $22.88        5/3/2010    $2,995,158   $7,590,318

David Gladstone................              --             0.0%                N/A             N/A           N/A          N/A

Adam Blumenthal................         185,100            12.1%             $22.88        5/3/2010    $2,662,842   $6,748,165

John Erickson..................         125,000             8.2%             $22.88        5/3/2010    $1,798,246   $4,557,107

Ira Wagner.....................          80,000             5.3%             $22.88        5/3/2010    $1,150,877   $2,916,549

Total Options Granted..........       1,523,800             100%

    The following table sets forth the details of option exercises by Executive Officers and members of the Board of Directors during 2000 and the values of the unexercised options at December 31, 2000.

                                     SAI-5

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF COMMON STOCK

    The following table sets forth, as of May 16, 2001 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of the executive officers (the "Executive Officers"), the Executive Officers and directors as a group and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNERSHIP     CLASS(1)
------------------------------------                          ----------   ----------
Capital Guardian Trust Company..............................  2,295,600(2)       8.1%
  11100 Santa Monica Blvd
  Los Angeles, CA 90025
J. & W. Seligman & Co. Incorporated.........................  1,451,910(3)       5.1%
  100 Park Avenue
  New York, New York 10017
Directors and Executive Officers
Malon Wilkus................................................  1,311,530(4)       4.6%
David Gladstone.............................................    404,876(5)       1.4%
Adam Blumenthal.............................................    344,736(6)       1.2%
John Erickson...............................................    315,444(7)       1.1%
Ira Wagner..................................................    181,896(8)         *
Mary C. Baskin..............................................        200            *
Neil M. Hahl................................................     19,055(9)         *
Philip R. Harper............................................     20,356(10)         *
Stan Lundine................................................     17,667(9)         *
Kenneth D. Peterson, Jr.....................................        250(11)         *
Alvin N. Puryear............................................     14,667(12)         *
Executive Officers and directors as a group (11 persons)....  2,630,677          9.3%

------------------------

*   Less than one percent.

    (1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options held by directors and Executive Officers of the Company that are exercisable within 60 days of March 27, 2001, are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.

    (2) Capital Guardian Trust Company ("Guardian"), a bank, is deemed to have beneficial ownership of and has the sole power to vote or direct the vote of 2,295,600 shares of Common Stock as a result of acting as investment manager of various institutional accounts, with respect to the shares of Common Stock directly owned by such managed accounts. Guardian has sole voting power with regard to 1,716,100 of such shares. Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which may also be deemed to beneficially own such shares. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Guardian for calendar year 2000.

    (3) J. & W. Seligman & Co. Incorporated ("JWS"), a registered investment advisor, is deemed to have beneficial ownership of 1,451,910 shares of Common Stock as a result of acting as investment adviser to certain managed accounts, with respect to the shares of Common Stock directly owned by such managed accounts. JWS has shared voting power with regard to 1,132,700 of such shares. William C. Morris, as the owner of a majority of the outstanding voting securities of JWS, may also be deemed to beneficially own such shares. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by JWS for calendar year 2000.

                                     SAI-6

    (4) Includes 46,362 shares allocated to the account of Mr. Wilkus as a participant in the American Capital Strategies Employee Investment and Stock Ownership Plan (the "ESOP") over which Mr. Wilkus has voting power under the terms of the ESOP, and 337,846 shares issuable upon the exercise of options.

    (5) Includes 4,400 shares allocated to the account of Mr. Gladstone as a participant in the Company's ESOP over which Mr. Gladstone has voting power under terms of the ESOP.

    (6) Includes 37,585 shares allocated to the account of Mr. Blumenthal as a participant in the ESOP over which Mr. Blumenthal has voting power under terms of the ESOP, and 150,024 shares issuable upon the exercise of options.

    (7) Includes 898 shares allocated to the account of Mr. Erickson as a participant in the ESOP over which Mr. Erickson has voting power and 293,813 shares issuable upon the exercise of options, but does not include other shares owned by the ESOP for which Mr. Erickson is the Trustee.

    (8) Includes 1,573 shares allocated to the account of Mr. Wagner as a participant in the ESOP over which Mr. Wagner has voting power under terms of the ESOP and 196,289 shares issuable upon the exercise of options.

    (9)  Includes 16,667 shares issuable upon the exercise of stock options.

    (10)  Includes 1,667 shares issuable upon the exercise of stock options.

    (11) Mr. Peterson disclaims beneficial ownership of such shares, which are owned by Claudia J. Peterson, Mr. Peterson's wife.

    (12)  Includes 11,667 shares issuable upon the exercise of stock options.

                          INVESTMENT ADVISORY SERVICES

    The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

    The Company's securities are held under a custodian agreement by Riggs Bank, N.A. The address of the custodian is 808 17th Street, NW, Washington, D.C. 20004. The Company's assets are held under bank custodianship in compliance with the 1940 Act. State Street Bank and Trust Company will act as the Company's transfer and dividend paying agent and registrar. The principal business address of State Street Bank and Trust Company is c/o EquiServe, L.P., 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

                              FINANCIAL STATEMENTS

    The Company has included its financial statements and financial highlights at December 31, 2000 and 1999, and for the three years ended December 31, 2000 in the Prospectus and elsewhere in the Registration Statement.

                                     SAI-7

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                   TAX STATUS

    The following discussion is a general summary of the material federal income tax considerations applicable to the Company and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

    The Company has operated since October 1, 1997 so as to qualify to be taxed as a "regulated investment company" or "RIC" within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and annually distributes to its stockholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code, it will not be subject to federal income tax on the portion of its taxable income and capital gains distributed to stockholders. "Investment company taxable income" generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, the Company will be liable for a nondeductible federal excise tax of 4% on its undistributed income unless for each calendar year it distributes (including through "deemed distributions") an amount equal to or greater than the sum of (i) 98% of its "ordinary income" (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its "capital gain net income" (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. The Company generally will endeavor to make distributions and have deemed distributions such that it will not incur the federal excise tax on its earnings.

    The Company received a ruling from the IRS clarifying the tax consequences of its conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in its assets (approximately $6.3 million) upon its conversion to RIC status ("built-in gain"). Under the terms of the ruling and applicable law, if the company realizes or is treated as realizing any of the built-in gain before October 1, 2007, it generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

    In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities or securities of other RICS) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses.

    If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, the Company will be required to include in income each year a portion of the original issue discount

                                     SAI-8
that accrues over the life of the obligation regardless of whether the Company receives cash representing such income in the same taxable year and to make distributions accordingly.

    Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

    If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).

    The Company's wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level federal income tax. The Company also owns all of the equity interests issued by ACS Funding Trust I, a business trust that is disregarded as a separate entity for tax purposes.

                                     SAI-9

PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

    Included in Parts A and B of the Registration Statement:

                       AMERICAN CAPITAL STRATEGIES, LTD.
                         INDEX TO FINANCIAL STATEMENTS


AUDITED FINANCIAL STATEMENTS
Report of Independent Auditors..............................   F-2
Balance Sheets as of December 31, 2000 and 1999.............   F-3
Schedules of Investments as of December 31, 2000 and 1999...   F-4
Statements of Operations for the years ended December 31,
  2000, 1999 and 1998.......................................  F-11
Statements of Shareholders' Equity for the years ended
  December 31, 2000, 1999 and 1998..........................  F-12
Statements of Cash Flows for the years ended December 31,
  2000, 1999 and 1998.......................................  F-13
Financial Highlights for the years ended December 31, 2000,
  1999 and 1998.............................................  F-14
Notes to Financial Statements...............................  F-16


2. EXHIBITS:

    * 2.a. American Capital Strategies, Ltd. Second Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 2.a of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943) as amended by a certain Amendment No. 1, incorporated herein by reference to Exhibit 3.1 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000 and as further amended by a Certificate of Amendment No. 2 in the form filed as Appendix I to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000.

    * 2.b. American Capital Strategies, Ltd. Second Amended and Restated Bylaws, incorporated herein by reference to Exhibit 2.b of the Amendment No. 1, to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File
No. 333-29943).

    * 2.c.1. Instruments defining the rights of holders of securities: See
Article IV of the Company's Second Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 2.a of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943).

    * 2.c.2. Instruments defining the rights of holders of securities: See
Section I of the Company's Second Amended and Restated Bylaws, incorporated herein by reference to Exhibit 2.b of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943).

    * 2.e. Dividend Reinvestment Plan, incorporated herein by reference to Post-Effective Amendment Number 1 to the Registration Statement on Form S-8 filed on March 29, 1999 (Commission File No. 333-68991).

    2.h. Underwriting Agreements, to be filed by amendment.

    * 2.i.1. Second Amended and Restated Employment Agreement between the Company and David Gladstone, dated as of August 6, 1999, incorporated herein by reference to Exhibit 10.1 on Form 10-Q for the quarter ended September 30, 1999, filed on November 15, 1999.


    * 2.i.2. Amended and Restated Employment Agreement between the Company and Adam Blumenthal, dated May 9, 2001, incorporated herein by reference to
Exhibit 2.i.2 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818) filed May 29, 2001.

    * 2.i.3. Stock Option Exercise Agreement between the Company and Malon Wilkus, dated June 7, 1999, incorporated herein by reference Exhibit 10.10 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-78377), filed August 5, 1999.



    * 2.i.4. Stock Option Exercise Agreement between the Company and John Erickson, dated June 7, 1999, incorporated herein by reference Exhibit 10.11 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-9377), filed August 5, 1999.



    * 2.i.5. Stock Option Exercise Agreement between the Company and David J. Gladstone, dated September 6, 1999, incorporated herein by reference to
Exhibit 10.2 of Form 10-Q for the quarter ending September 30, 1999, filed November 15, 1999.



    * 2.i.6. Letter Agreement Regarding the Exercise of Options between the Company and David Gladstone, dated as of July 8, 1999, incorporated herein by reference Exhibit 10.13 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-79377), filed August 5, 1999.



    * 2.i.7. Purchase Note by Malon Wilkus in favor of the Company, dated as of June 7, 1999, incorporated herein by reference Exhibit 10.10 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-79377), filed August 5, 1999.



    * 2.i.8. Purchase Note by John Erickson in favor of the Company, dated as of June 7, 1999, incorporated herein by reference Exhibit 10.7 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File
No. 333-79277), filed August 5, 1999.



    * 2.i.9. Purchase Note by David J. Gladstone in favor of the Company, dated as of September 6, 1999, incorporated herein by reference to Exhibit 10.3 of Form 10-Q for the quarter ending September 30, 1999, filed November 15, 1999.



    * 2.i.10. Split Dollar Agreement between the Company and Adam Blumenthal dated as of September 7, 1999, incorporated herein by reference to
Exhibit 10.15 of Form 10-K for the year ended December 31, 1999, filed
March 29, 2000.



    * 2.i.11. Split Dollar Agreement dated as of September 7, 1999, among the Company David J. Gladstone and the David J. Gladstone Irrevocable Insurance Trust, Lorna Gladstone, Trustee, incorporated herein by reference to
Exhibit 10.4 of Form 10-Q for the quarter ended September 30, 1999, filed November 15, 1999.



    * 2.i.12. Form of American Capital Strategies, Ltd. Employee Investment and Stock ownership Plan, incorporated herein by reference to the Registration Statement on Form S-8 (File No. 333-34352), filed on April 7, 2000.



    * 2.i.13. Form of American Capital Strategies, Ltd. 1997 Stock Option Plan, incorporated herein by reference to Exhibit i.2 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-29943), as amended, filed on August 12, 1997, as amended by Amendment No. 1 incorporated herein by reference to Attachment II to Schedule 14A for 1998 Annual Meeting filed April 24, 1999 (File No. 814-00149).



    * 2.i.14. Form of American Capital Strategies, Ltd. 1997 Disintegrated Director Stock Option Plan, incorporated herein by reference to Attachment I to
Schedule 14A for 1999 Annual Meeting filed April 15, 1998 (File No. 814-00145).



    * 2.i.15. American Capital Strategies, Ltd., 2000 Employee Stock Option Plan, incorporated by reference to Appendix II to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000.



    * 2.i.16. American Capital Strategies, Ltd., 2000 Disinterested Director Stock Option Plan, incorporated by reference to Appendix II to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000 as amended by Amendment No. 1 thereto to Appendix I to the Definitive Proxy Statement for the 2001 Annual Meeting filed on April 3, 2001.

    * 2.i.17 Employment Agreement between the Company and Ira Wagner, dated as of May 16, 2001, incorporated herein by reference to Exhibit 2.i.20 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.



    * 2.i.18. Stock Option Exercise Agreement between the Company and Malon Wilkus, dated March 7, 2001, incorporated herein by reference to Exhibit 2.i.23 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.



    * 2.i.19. Stock Option Exercise Agreement between the Company and Malon Wilkus dated March 2, 2001, incorporated herein by reference to Exhibit 2.i.24 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.



    * 2.i.20. Purchase Note by Malon Wilkus in favor of the Company, dated March 7, 2001, incorporated herein by reference to Exhibit 2.i.27 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.



    * 2.i.21. Purchase Note by Malon Wilkus in favor of the Company, dated March 2, 2001, incorporated herein by reference to Exhibit 2.i.28 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.


    * 2.j. Custodial Agreement between the Company and Riggs Bank, N.A., incorporated herein by reference to Exhibit j.2 of the Pre-Effective Amendment Number 2 to the Registration Statement on Form N-2 (File No. 333-29943) filed August 29, 1997.

    * 2.k.1. Purchase and Sale Agreement between ACS Funding Trust I and American Capital Strategies, Ltd., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ended
March 31, 1999, filed May 17, 1999, as amended by an Amendment No. 1 dated as of December 20, 2000, incorporated herein by reference to Exhibit 10.2 of Form 10-K, filed April 2, 2001.


    * 2.k.2. Loan Funding and Servicing Agreement among ACS Funding Trust I, American Capital Strategies, Ltd., Variable Funding Capital Corporation, First Union Capital Markets Corp., First Union National Bank, Norwest Bank Minnesota, N.A. and certain investors named therein, together with all exhibits thereto, dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999, as amended by a certain Amendment No. 1 dated as of June 30, 1999, an Amendment No. 2 dated as of September 24, 1999 and an Amendment No. 3 dated as of December 14, 1999, each of which is incorporated by reference to Exhibit 10.19 of Form 10-K for the year ended December 31, 1999, filed March 31, 2000, and as further amended by an Amendment No. 4 dated as of June 16, 2000 and an Amendment No. 5 dated as of December 20, 2000, each of which is incorporated by reference to Exhibit 10.1 of Form 10-K for the year ended December 31, 2000, filed April 2, 2001, as further amended by an Amendment No. 6 dated as of March 29, 2001, incorporated by reference to Exhibit 10.1 of Form 10-Q for the quarter ended March 31, 2001, filed May 15, 2001 and as further amended by an Amendment No. 7 dated as of April 19, 2001, filed herewith.


    * 2.k.3. Amended, Restated and Substituted Investor Note in the amount of $225,000,000 made by ACS Funding Trust I in favor of certain Investors specified therein, dated as of March 31, 1999, incorporated herein by reference to Exhibit
10.20 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

    * 2.k.4. Amended, Restated and Substituted VFCC Note in the principal amount of $225,000,000 made by ACS Funding Trust I in favor of First Union
Securities, Inc., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.21 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.


    * 2.k.5. Amended, Restated and Substituted FUNB Note in the aggregate principal amount of $30,000,000 made by ACS Funding Trust I in favor of First Union National Bank, dated as of March 31, 1999, filed herewith.

    * 2.k.6. Pledge and Security Agreement among American Capital Strategies, Ltd., ACS Funding Trust I and Norwest Bank Minnesota, N.A., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.6 on Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999, as amended by an Amendment No. 1 dated as of December 20, 2001, incorporated herein by reference to Exhibit
10.2 of Form 10-K for the year ended December 31, 2000, filed April 2, 2001.

    * 2.k.7. Escrow Agreement between American Capital Strategies, Ltd. and Norwest Bank Minnesota, N.A., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.7 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

    * 2.k.8. Lock-Box Agreement between ACS Funding Trust I and LaSalle National Bank, dated as of March 31, 1999, incorporated herein by reference to
Exhibit 10.8 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

    * 2.k.9. American Capital Strategies, Ltd., Transfer Agreement between American Capital Strategies, Ltd., and ACAS Funding Trust 2000-1, dated as of December 20, 2000, incorporated herein by reference to Exhibit 10.4 of Form 10-K for the year ending December 31, 2000.


    * 2.k.10. Certificate of Trust of ACS Funding Trust I, dated as of
March 26, 1999, incorporated herein by reference to Exhibit 10.9 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.



    * 2.k.11. Trust Agreement among American Capital Strategies, Ltd., as grantor and owner, Malon Wilkus, as beneficiary trustee, and Evelyne Steward and William Holloran, as independent trustees, dated as of March 26, 1999, incorporated herein by reference to Exhibit 10.10 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.



    * 2.k.12 Form of Referral Agreement between the Company and Riggs Bank N.A., incorporated herein by reference to Exhibit k.1 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-29543) filed August 12, 1997.



    * 2.k.13 Form of Referral Agreement between the Company and the NCE Development Corporation, incorporated herein by reference to Exhibit k.2 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-29943) filed August 12, 1997.



    2.l. Opinion and consent of Arnold & Porter, filed herewith.



    2.n. Consent of Ernst & Young LLP, filed herewith.



    24. Powers of Attorneys of directors and officers, filed herewith.


------------------------

*   Previously filed in whole or in part.

ITEM 25. MARKETING ARRANGEMENTS

    The information contained under the heading "Plan of Distribution" on page 45 of the Prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC Registration Fee........................................  $ 70,000
NASD Fee....................................................    20,000
Nasdaq additional listing fee...............................   100,000
Blue Sky fees and expenses..................................    10,000
Accounting fees and expenses................................   100,000
Legal fees and expenses.....................................   250,000
Printing and engraving......................................   200,000
Registrar and transfer agent's fees.........................    10,000
Miscellaneous fees and expenses.............................    10,000
                                                              --------
Total.......................................................  $770,000
                                                              ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    1) American Capital Financial Services, Inc, a Delaware corporation ("ACFS"); 100% of stock owned by the Company.

    2) American Capital Strategies Labor Research, Inc., a Delaware corporation; 85% of stock owned by the Company.

    3) ACS Equities, L.P., a Delaware limited partnership. ACFS is the sole general partner and the Company is the sole limited partner.

    Note: All of the subsidiaries above are included in the Company's consolidated financial statements.

    4) Employee Acquisition Corporation - 17, a Delaware corporation; 100% of stock owned by ACFS.

    5) Employee Acquisition Corporation - 19, a Delaware corporation; 100% of stock owned by ACFS.

    6) Employee Acquisition Corporation - 20, a Delaware corporation; 100% of stock owned by ACFS.

    7) Employee Acquisition Corporation - 21, a Delaware corporation; 100% of stock owned by ACFS.

    8) Employee Acquisition Corporation - 22, a Delaware corporation; 100% of stock owned by ACFS.

    9) Employee Acquisition Corporation - 23, a Delaware corporation; 100% of stock owned by ACFS.

    NOTE: Financial statements for the affiliates listed above as items (3)-(8) have not been filed or included in the Company's consolidated financial statements because such affiliates are not active, do not have any operations and have no assets other than their respective stated capital.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

    The following table sets forth the number of record holders of the Company's securities at February 27, 2001.

                                                                NUMBER OF
TITLE OF CLASS                                                RECORD HOLDERS
--------------                                                --------------
Common Stock, par value $0.01 per share.....................       307
Preferred Stock, par value $0.01 per share..................         0
Warrants....................................................         1
Debt Securities.............................................         2

ITEM 29. INDEMNIFICATION

    The Delaware General Corporation Law (Section 102) allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The Company's Second Amended and Restated Certificate of Incorporation, as amended, contains a provision that eliminates directors' personal liability as set forth above, except in cases of a director's willful misfeasance, bad faith, gross negligence or reckless disregard of such director's duties involved in the conduct of the office of director.

    The Delaware General Corporation Law (Section 145) gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise. The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides for indemnification authorized by Section 145 of the Delaware General Corporation Law, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person's duties to or for the Corporate.

    See Article VII of the Company's Second Amended and Restated Certificate of Incorporation, as amended, and Section VI of the Second Amended and Restated Bylaws.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The Company will maintain at its principal office physical possession of each account, book or other document required to be maintained by
Section 31(a) of the 1940 Act.

ITEM 32. MANAGEMENT SERVICES NOT APPLICABLE

ITEM 33. UNDERTAKINGS

    The Registrant hereby undertakes:

        (1) to suspend the offering of shares until the Prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement;

        (2) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

           (i) to include any prospectus required by Section 10(a) (3) of the Securities Act of 1933;

           (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the 'Calculation of Registration Fee' table in the effective Registration Statement; and

           (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (3) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective;

        (4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

        (5) that, for the purpose of determining any liabilities under the Securities Act of 1933, each post effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and State of Maryland, on the 15th day of June, 2001.


                                                       AMERICAN CAPITAL STRATEGIES, LTD.

                                                       By:             /s/ JOHN R. ERICKSON
                                                            -----------------------------------------
                                                                         John R. Erickson
                                                            EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
                                                                      OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                        NAME                                        TITLE                    DATE
                        ----                                        -----                    ----
                          *                            Chairman and Chief, Executive     June 15, 2001
     -------------------------------------------         Officer
                    Malon Wilkus

                                                       Vice Chairman and Director        June 15, 2001
     -------------------------------------------
                   David Gladstone

                          *                            Vice Chairman and Director        June 15, 2001
     -------------------------------------------
                   Adam Blumenthal

                /s/ JOHN R. ERICKSON                   Executive Vice President and      June 15, 2001
     -------------------------------------------         Chief Financial Officer
                  John R. Erickson                       (Principal Financial and
                                                         Accounting Officer)

                          *                            Director                          June 15, 2001
     -------------------------------------------
                   Mary C. Baskin

                          *                            Director                          June 15, 2001
     -------------------------------------------
                    Neil M. Hahl

                          *                            Director                          June 15, 2001
     -------------------------------------------
                  Philip R. Harper

                          *                            Director                          June 15, 2001
     -------------------------------------------
                    Stan Lundine

                          *                            Director                          June 15, 2001
     -------------------------------------------
              Kenneth D. Peterson, Jr.

                          *                            Director                          June 15, 2001
     -------------------------------------------
                  Alvin N. Puryear


*By:      /s/ JOHN R. ERICKSON
        ------------------------
            John R. Erickson
            Attorney-in-fact

EXHIBIT LIST


2.k.3    Amendment No. 7 to Loan Funding and Servicing Agreement
           among ACS Funding Trust I, American Capital
           Strategies, Ltd., Variable Funding Capital Corporation,
           First Union Capital Markets Corp., First Union National
           Bank, Norwest Bank Minnesota, N.A. and certain investors
           named therein, dated as of April 19, 2001, filed herewith.
2.k.5    Amended, Restated and Substituted FUNB Note in the aggregate principal amount of $30,000,000 made by ACS Funding
           Trust I in favor of First Union National Bank, dated as of
           March 31, 1999, filed herewith.
2.l.     Opinion and consent of Arnold & Porter, filed herewith.
2.n.     Consent of Ernst & Young LLP, filed herewith.
24.      Powers of Attorneys of directors and officers, filed
           herewith.